Filed under Rule 497(c)
                                              File Nos. 333-129807 and 811-21252

                                   PROSPECTUS

                                BACAP ALTERNATIVE
                            MULTI-STRATEGY FUND, LLC


                       LIMITED LIABILITY COMPANY INTERESTS
                                  $325,000,000




                                September 5, 2006





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INVESTMENT OBJECTIVE. BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.
                                                   (CONTINUED ON FOLLOWING PAGE)




This prospectus sets forth concisely the information that a prospective qualified investor ("Investor") should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information ("SAI") dated September 5, 2006, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon written or oral request and without charge by writing the Fund at 40 West 57th Street, New York, New York 10019, or by calling (888) 786-9977. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 75 of this prospectus. The SAI, material incorporated by reference and other information regarding the Fund that is filed electronically with the SEC are also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective Investors and is not intended to be an active link. The Fund does not have its own Internet website to make available its SAI and annual and semi-annual reports.



CERTAIN UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST INVOLVE A HIGH DEGREE OF RISK. (SEE "RISK FACTORS" BEGINNING ON PAGE 26.)


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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                                                  TOTAL
                                                                  -----
  Offering Amount........................................      $325,000,000
  Maximum Sales Load (1) ...............................               3.0%
  Minimum Sales Load (1) ................................              0.0%
  Proceeds to the Fund (maximum)                               $325,000,000
  Proceeds to the Fund (minimum)                               $315,250,000


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(1) Interests are sold subject to a sales load. Investments of less than $100,000 are subject to a 3.0% sales load, investments of less than $250,000 (but equal to or greater than $100,000) are subject to a 2.5% sales load, investments of less than $500,000 (but equal to or greater than $250,000) are subject to a 2.0% sales load, and investments of $500,000 or more are not subject to a sales load. In each case, sales loads reflect a percentage of the investment. For some investors, the sales load may be waived. (See "Distribution Arrangements--Sales Load Waivers.")

(CONTINUED FROM PREVIOUS PAGE)


The Fund's limited liability company interests ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's investment objective is to generate consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund pursues this objective by allocating its assets among at least 15 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund ("Sub-Advised Accounts"). The Private Funds and the Sub-Advised Accounts are referred to collectively in this prospectus as the "Underlying Funds." The Underlying Funds are managed by fund managers (collectively, the "Fund Managers") that invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance. The allocation of the Fund's assets is a critical component of the investment program to reduce strategy and manager risk while achieving consistent long-term capital appreciation. The Fund cannot guarantee that it will reach its investment objective.

INVESTMENT PROGRAM. Banc of America Investment Advisors, Inc. ("BAIA" or the "Adviser"), the Fund's investment adviser, attempts to achieve the investment objective of the Fund by allocating the Fund's assets among at least 15
Underlying Funds managed by Fund Managers that invest across a range of strategies and markets. The Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (E.G., Risk (Merger) Arbitrage, High Yield and Distressed Securities and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (E.G., Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage, and Capital Structure Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of the Fund); (iv) Macro (0% to 40% of the Fund) and
(v) Other (0% to 15% of the Fund). Generally, an individual investment is not allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests in Underlying Funds if the Fund Manager has at least a twelve-month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a Private Fund that is a feeder fund in a master-feeder structure, the audited financial statements of the master fund satisfy the Fund's audited financial statement requirement. The Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds and Fund Managers.


INVESTMENT ADVISER. BAIA serves as the Fund's investment adviser. BAIA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").


RESTRICTIONS ON TRANSFER. The Interests will not be listed on any securities exchange and it is not anticipated that a secondary market for the securities will develop. With very limited exceptions, Interests in the Fund are not transferable and liquidity is provided to Investors only through repurchase offers which may be made from time to time by the Fund as determined by its Board of Managers (the "Board") in its sole discretion. (See "Repurchases of Interests and Transfers.")

REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to Investors, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser. Depending on market conditions and other factors, the Adviser expects that it generally will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of June 30 and December 31. (See "Repurchases of Interests and Transfers.")



MANAGEMENT FEE. The Fund pays the Adviser a management fee computed at an annual rate of 1.25% of the net assets of the Fund (before reduction for any repurchases of Interests). (See "Management of the Fund," and "Capital Accounts
- Allocation of Net Profits and Net Losses; Expense Allocations.")


INVESTOR QUALIFICATIONS. Interests are being offered only to Investors that represent that (i) they are individuals or companies (other than investment companies) that have a net worth (or, in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or they meet certain other qualification requirements; (ii) they are U.S. persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts. The minimum initial investment in the Fund by any Investor is $50,000, and the minimum additional investment in the Fund by any Investor is $10,000. The Fund reserves the right, in its sole discretion, to reject any order for the purchase of an Interest and to suspend the offering of Interests at any time.


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Interests are not insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of Bank of America Corporation or its subsidiaries and affiliates, including Bank of America, N.A. Interests are subject to investment risks, including the possible loss of the full amount invested.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE SAI. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF INTERESTS IN ANY STATE OR OTHER JURISDICTION WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT OF THIS PROSPECTUS. YOU SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX OR FINANCIAL ADVICE. YOU SHOULD CONSULT WITH YOUR PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND.


IRS CIRCULAR 230 NOTICE. TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, YOU ARE HEREBY NOTIFIED THAT THE U.S. TAX ADVICE CONTAINED HEREIN (I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE FUND AND THE
ADVISER OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Columbia Management Distributors, Inc. (the "Distributor") acts as the distributor of Interests on a best-efforts basis, subject to various conditions. The Interests are offered in a continuous offering, generally on a monthly basis, at net asset value, as described below. The minimum initial investment in the Fund is $50,000 and the minimum additional investment in the Fund is $10,000. The Fund may waive such minimums for employees of the Fund's investment adviser and its affiliates. (See "Distribution Arrangements - Purchase Terms.") Interests are being offered through the Distributor and other brokers, dealers and other financial institutions that enter into selling agreements with the Distributor. Interests are sold only to qualified Investors. (See "Investor Qualifications.") Once a prospective Investor's order is received, a confirmation is sent to the Investor. Potential Investors should deposit monies in the escrow account established by The Bank of New York, the Fund's escrow agent (the "Escrow Agent"), for the benefit of potential Investors (the "Subscription Account") by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than four (4) business days before the first day of each month or at such other times as may be determined by the Board (the "Closing Date"), except as the Fund may determine in its sole discretion. On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund. (See "Distribution Arrangements - Purchase Terms.")

Interests in the Fund are offered with a maximum sales load of 3.0%. The Distributor may waive the sales load for certain types of Investors. (See "Distribution Arrangements - Sales Load Waivers.") The Adviser may make payments from its own resources to the Distributor and brokers, dealers and other financial institutions, including affiliates of the Adviser, (collectively, "Selling Agents") for selling Interests to their customers. The Fund may pay Selling Agents a service fee. (See "Management of the Fund - Administration, Accounting, Custody and Other Services.")



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                     Columbia Management Distributors, Inc.

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                                TABLE OF CONTENTS
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PAGE

PROSPECTUS SUMMARY..................................................   6

SUMMARY OF FUND EXPENSES............................................  18

FINANCIAL HIGHLIGHTS................................................  20

THE FUND............................................................  21

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES.......................  21

RISK FACTORS .......................................................  26


CONFLICTS OF INTEREST...............................................  47


USE OF PROCEEDS.....................................................  51

PERFORMANCE INFORMATION.............................................  51


MANAGEMENT OF THE FUND..............................................  52

FISCAL PERIOD.......................................................  59


INVESTOR QUALIFICATIONS.............................................  59


REPURCHASES OF INTERESTS AND TRANSFERS..............................  60

CALCULATION OF NET ASSET VALUE; VALUATION...........................  63

CAPITAL ACCOUNTS....................................................  64

TAXES...............................................................  66


DISTRIBUTION ARRANGEMENTS...........................................  71

TABLE OF CONTENTS OF THE SAI........................................  75



APPENDIX A - INVESTOR CERTIFICATION................................. A-1

APPENDIX B - AMENDED AND RESTATED BACAP
ALTERNATIVE MULTI-STRATEGY FUND, LLC LIMITED
LIABILITY COMPANY AGREEMENT......................................... B-1

                               PROSPECTUS SUMMARY

This is only a summary. The summary does not contain all of the information that you should consider before investing in BACAP Alternative Multi-Strategy Fund, LLC. You should review the more detailed information contained in this prospectus and in the SAI.

THE FUND:                                   The Fund  is   a   limited liability
                                            company,  organized  on  October  2,
                                            2002   under    Delaware   law   and
                                            registered  under  the 1940 Act as a
                                            non-diversified,          closed-end
                                            management  investment company.  The
                                            Fund's   Interests  are   registered
                                            under  the  1933  Act.  The  Adviser
                                            provides    day-to-day    investment
                                            management   services.   The  Fund's
                                            Board provides broad  oversight over
                                            the  operations  and  affairs of the
                                            Fund.  The  members of the Board are
                                            not "interested persons" (as defined
                                            in  the   1940   Act)  of  the  Fund
                                            ("Independent Managers").


THE OFFERING:                               The  Fund  is offering  $200,000,000
                                            in     Interests,     through    the
                                            Distributor   and  through   Selling
                                            Agents.  Interests  are  offered and
                                            may be purchased on the first day of
                                            each month or at such other times as
                                            may be  determined by the Board (the
                                            "Closing Date").  Once a prospective
                                            Investor's  order  is  received,   a
                                            confirmation    is   sent   to   the
                                            Investor. Potential Investors should
                                            deposit  monies in the  Subscription
                                            Account by wire transfer pursuant to
                                            instructions provided to them by the
                                            Fund.    Funds    wired    to    the
                                            Subscription    Account    must   be
                                            received   no  less  than  four  (4)
                                            business  days  before  the  Closing
                                            Date,   except   as  the   Fund  may
                                            determine in its sole discretion. On
                                            the Closing  Date,  upon  receipt of
                                            written instructions from an officer
                                            of the Fund,  the Escrow Agent wires
                                            principal balances on deposit in the
                                            Subscription  Account  to the  Fund.
                                            All  interest  earned on the  escrow
                                            funds deposited in the  Subscription
                                            Account is  distributed  to the Fund
                                            and   is   not   credited   to   any
                                            particular subscribing investor (See
                                            "Distribution     Arrangements     -
                                            Purchase Terms.")


                                            Interests  in the Fund  are  offered
                                            with a maximum  sales  load of 3.0%.
                                            The sales  load may be waived by the
                                            Fund for certain types of Investors.
                                            (See  "Distribution  Arrangements  -
                                            Sales Load  Waivers.")  In addition,
                                            the Adviser may make  payments  from
                                            its own resources to the Distributor
                                            and other Selling Agents for selling
                                            Interests  to their  customers.  The
                                            Fund   may   pay   Selling    Agents
                                            (including    affiliates    of   the
                                            Adviser) a service fee for  Investor
                                            and  account  maintenance  services.
                                            (See "Distribution Arrangements.")

PURCHASING INTERESTS:                       The minimum  initial  investment  in
                                            the Fund by an  Investor is $50,000.
                                            Additional  investments  must  be at
                                            least  $10,000.  The Fund may  waive
                                            minimums   for   employees   of  the
                                            Adviser and its affiliates.

INVESTMENT POLICIES
AND OBJECTIVE:                              The investment objective of the Fund
                                            is to generate consistent, long-term
                                            capital    appreciation   with   low
                                            volatility  and limited risk under a
                                            wide range of market conditions.

                                            The Adviser  attempts to achieve the
                                            investment  objective of the Fund by
                                            allocating  the Fund's  assets among
                                            at least 15 Underlying Funds managed
                                            by Fund Managers who invest across a
                                            range of strategies  and markets and
                                            are believed to have  achieved or to
                                            have  the   prospect  of   achieving
                                            superior   investment   performance.
                                            This   allocation   is  a   critical
                                            component of the investment  program
                                            of the Fund to reduce  strategy  and
                                            manager    risk   while    achieving
                                            consistent     long-term     capital
                                            appreciation.


                                            Generally,   the  Fund   invests  in
                                            Private  Funds.   These   investment
                                            vehicles  typically  provide greater
                                            flexibility     than     traditional
                                            investment funds that are registered
                                            under the 1940 Act with  respect  to
                                            the types of securities  that may be
                                            owned,    the   types   of   trading
                                            strategies  employed,  and,  in some
                                            cases,  the amount of leverage  that
                                            can be used.  In addition,  the Fund
                                            may    allocate    its   assets   to
                                            Sub-Advised Accounts.

                                            The Adviser, in its sole discretion,
                                            allocates  the assets of the Fund in
                                            any amount  among  Underlying  Funds
                                            that  employ  one  or  more  of  the
                                            following   alternative   investment
                                            strategies;    however,   the   Fund
                                            generally  intends to  allocate  its
                                            assets in amounts  approximating the
                                            percentages indicated:


                                            (i)    Event  Driven   (E.G.,   Risk
                                                   (Merger)           Arbitrage,
                                                   Distressed  Securities,  High
                                                   Yield and Special Situations)
                                                   - 0% to 40% of the Fund;

                                            (ii)   Relative     Value     (E.G.,
                                                   Convertible Arbitrage,  Fixed
                                                   Income Arbitrage, Statistical
                                                   Arbitrage     and     Capital
                                                   Structure Arbitrage) - 10% to
                                                   67% of the Fund;

                                            (iii)  Equity  Hedge - 10% to 67% of
                                                   the Fund;

                                            (iv)   Macro  - 0%  to  40%  of  the
                                                   Fund; and

                                            (v)  Other - 0% to 15% of the Fund.

                                            Generally,  an individual investment
                                            is not  allocated  to more  than one
                                            investment category.  Multi-strategy
                                            investments  are allocated among the
                                            various  categories  as the  Adviser
                                            deems  appropriate.  The  Fund  only
                                            invests in Underlying Funds in which
                                            the  Fund  Manager  has at  least  a
                                            twelve-month    track    record   in
                                            managing   assets   using  the  same
                                            investment     strategy    as    the
                                            Underlying   Fund,  and  in  Private
                                            Funds  that have  audited  financial
                                            statements.    For    purposes    of
                                            investing  in a Private Fund that is
                                            a  feeder  fund  in a  master-feeder
                                            structure,   the  audited  financial
                                            statements   of  the   master   fund
                                            satisfy the Fund's audited financial
                                            statement     requirement.      (See
                                            "Investment  Objective and Principal
                                            Strategies.")

                                            The strategies and sub-strategies of
                                            the  Fund  are   described  in  this
                                            prospectus  and the SAI.  The  Board
                                            reserves   the  right  to  alter  or
                                            modify some or all of the investment
                                            strategies  of the  Fund in light of
                                            available  investment  opportunities
                                            and to take  advantage  of  changing
                                            market  conditions  when the Adviser
                                            recommends that such  alterations or
                                            modifications  are  consistent  with
                                            the  goal of  achieving  the  Fund's
                                            investment objective.

                                            The  Adviser  employs a  qualitative
                                            and   quantitative   diagnostic  and
                                            monitoring  process in selecting and
                                            reviewing   the    performance    of
                                            Underlying  Funds in order to ensure
                                            that the  allocation  guidelines  of
                                            the   Fund   are   satisfied.   (See
                                            "Investment  Objective and Principle
                                            Strategies - Investment  Strategies;
                                            Allocation  of   Investments   Among
                                            Underlying Funds.")


                                            The  multi-manager,   multi-strategy
                                            program of the Fund is  designed  to
                                            take   advantage   of  broad  market
                                            opportunities.  The  Fund  has  been
                                            designed  to afford the  Adviser the
                                            maximum flexibility to deploy assets
                                            of the Fund in investment strategies
                                            that are  deemed  to be  appropriate
                                            under prevailing economic and market
                                            conditions.     Accordingly,     the
                                            Underlying  Funds  selected  by  the
                                            Adviser  may  invest in a wide range
                                            of    instruments    and    markets,
                                            including,   but  not   limited  to,
                                            domestic  and foreign  equities  and
                                            equity-related instruments, options,
                                            futures,  currencies,   commodities,
                                            derivatives and real  estate-related
                                            investments.

                                            The Fund's  investment  objective is
                                            not  fundamental  and may be changed
                                            by  the   Board   without   Investor
                                            approval.


                                            There can be no  assurance  that the
                                            investment  objective  of  the  Fund
                                            will  be   achieved   or  that   the
                                            allocations made by the Adviser will
                                            prove to be as  successful  as other
                                            allocations  that  might  have  been
                                            made or as  successful as adopting a
                                            static approach in which  Underlying
                                            Funds are not  changed.  (See  "Risk
                                            Factors   -   Special   Risks  of  a
                                            Multi-Manager Structure.")

INVESTMENT ADVISORY
ARRANGEMENTS:                               BAIA is a Delaware  corporation that
                                            is   registered   as  an  investment
                                            adviser   under  the  Advisers  Act.
                                            Pursuant to an  investment  advisory
                                            agreement  between  the Fund and the
                                            Adviser (the "Advisory  Agreement"),
                                            the  Adviser  is   responsible   for
                                            developing,     implementing     and
                                            supervising  the  Fund's  investment
                                            program.

                                            The  Adviser  will,  subject  to the
                                            supervision   and   control  of  the
                                            Board,    (i)   regularly    provide
                                            investment         advice        and
                                            recommendations  to  the  Fund  with
                                            respect    to    its    investments,
                                            investment policies and the purchase
                                            and sale of securities for the Fund;
                                            (ii)    develop,    implement    and
                                            supervise      continuously      the
                                            investment  program  of the Fund and
                                            the composition of its portfolio and
                                            determine what  securities  shall be
                                            purchased  and  sold  by  the  Fund;
                                            (iii)  arrange  for the  purchase of
                                            securities and other investments for
                                            the Fund and the sale or  redemption
                                            of securities and other  investments
                                            held in the  portfolio  of the Fund;
                                            and (iv) take such  further  actions
                                            with respect to the foregoing as the
                                            Adviser  shall  deem   necessary  or
                                            advisable. In performing its duties,
                                            the  Adviser  may obtain  investment
                                            information,  research or assistance
                                            from  any  other  person,   firm  or
                                            corporation to supplement, update or
                                            otherwise   improve  its  investment
                                            management  services,   and  it  may
                                            enter into  investment  sub-advisory
                                            agreements   with   any   registered
                                            investment advisers, subject to such
                                            approvals of the Board and Investors
                                            as may be  required  to comply  with
                                            applicable  provisions  of the  1940
                                            Act. BAIA and/or its  affiliates and
                                            their respective  employees may, but
                                            are not required to, hold  Interests
                                            in the Fund.


MANAGEMENT FEE:                             In    consideration    of   services
                                            provided  by the  Adviser,  the Fund
                                            pays the  Adviser a fee  computed no
                                            less frequently than quarterly at an
                                            annual  rate  of  1.25%  of the  net
                                            assets
                                            of the Fund before reduction for any
                                            repurchases    of   Interests   (the
                                            "Management of the Fund").

BORROWING:                                  The  Fund  is   authorized  to  make
                                            margin  purchases of securities  and
                                            to borrow  money  from  brokers  and
                                            banks for investment purposes.  This
                                            practice,    which   is   known   as
                                            "leverage,"   is   speculative   and
                                            involves  certain  risks.  The  Fund
                                            also may borrow money for  temporary
                                            or   emergency    purposes   or   in
                                            connection  with the  repurchase  of
                                            Interests.  Borrowings  by the  Fund
                                            are subject to a 300% asset coverage
                                            requirement  under the 1940 Act, and
                                            also to any  policies  of the Board.
                                            (See   "Risk   Factors  -  Risks  of
                                            Securities Investing - Leverage.")



INVESTOR QUALIFICATIONS:                    All    Investors    must    (i)   be
                                            individuals or companies (other than
                                            investment  companies)  that  have a
                                            net  worth  (or,   in  the  case  of
                                            individuals,  a joint net worth with
                                            their  spouse)  of  more  than  $1.5
                                            million  or they must  meet  certain
                                            other  qualification   requirements;
                                            (ii) be  U.S.  persons  for  Federal
                                            income tax  purposes;  and (iii) not
                                            be charitable remainder trusts.


                                            All   prospective   Investors   must
                                            complete a  certification  that they
                                            meet the foregoing  requirements and
                                            that  they will not  transfer  their
                                            Interests   except  in  the  limited
                                            circumstances  permitted  under  the
                                            Limited Liability Company Agreement,
                                            as  amended   and   restated  as  of
                                            December    1,    2005   (the   "LLC
                                            Agreement").    If   an   Investor's
                                            certification  is not received on or
                                            before the date  Interests are to be
                                            issued,  the  Investor's  order will
                                            not be accepted.


                                            The  Fund,  in its sole  discretion,
                                            may decline to admit  Investors  who
                                            do not meet such requirements or for
                                            any  other  reason.  (See  "Investor
                                            Qualifications.")

INVESTOR SUITABILITY:                       AN  INVESTMENT  IN THE FUND INVOLVES
                                            SUBSTANTIAL  RISKS.  It is  possible
                                            that an  Investor  may lose  some or
                                            all of its investment. Before making
                                            an investment decision,  an Investor
                                            should: (i) consider the suitability
                                            of this  investment  with respect to
                                            the Investor's investment objectives
                                            and  personal  situation;  and  (ii)
                                            consider   factors   such   as   the
                                            Investor's   personal   net   worth,
                                            income,   age,  risk  tolerance  and
                                            liquidity needs.

DISTRIBUTIONS:                              Although it has no present intention
                                            of doing so,  the Fund is  empowered
                                            to make  distributions of net income
                                            or gains  in  respect  of the  Fund.
                                            Whether  or  not  distributions  are
                                            made,  Investors  are required  each
                                            year  to  pay  applicable   Federal,
                                            state  and  local  income  taxes  on
                                            their   respective   shares  of  the
                                            Fund's taxable income.

LIMITED LIQUIDITY AND
RESTRICTIONS ON TRANSFER:                   The Fund is a closed-end  management
                                            investment company. Closed-end funds
                                            differ  from   open-end   management
                                            investment    companies    in   that
                                            investors  in a  closed-end  fund do
                                            not have the right to  redeem  their
                                            Interests on a daily basis.

                                            In  addition,  there  is  no  public
                                            market  for  Interests  and  none is
                                            expected  to   develop.   With  very
                                            limited  exceptions,  Interests  are
                                            not  transferable,  and liquidity is
                                            only  provided  through   repurchase
                                            offers made from time to time by the
                                            Fund, as described below.

                                            Without the consent of the Fund,  an
                                            Investor  may  pledge,  transfer  or
                                            assign   its   Interests   only   by
                                            operation  of law  upon  the  death,
                                            bankruptcy  or  dissolution  of such
                                            Investor, or pursuant to a corporate
                                            reorganization  or merger.  With the
                                            consent  of the  Fund,  which may be
                                            withheld in its sole discretion,  an
                                            Investor  may  pledge,  transfer  or
                                            assign  its   Interests  in  certain
                                            specific     circumstances.     (See
                                            "Repurchases    of   Interests   and
                                            Transfers.")

REPURCHASES OF INTERESTS:                   The Fund may from time to time offer
                                            to repurchase  Interests pursuant to
                                            written    tenders   by   Investors.
                                            Repurchases  are made at such  times
                                            and  on   such   terms   as  may  be
                                            determined by the Board, in its sole
                                            discretion, and are generally offers
                                            to  repurchase  a  specified  dollar
                                            amount of outstanding Interests.  In
                                            determining  whether  and  when  the
                                            Fund  should  repurchase  Interests,
                                            the     Board      considers     the
                                            recommendations   of  the   Adviser.
                                            Depending on market  conditions  and
                                            other factors,  the Adviser  expects
                                            that it will  recommend to the Board
                                            that  the Fund  offer to  repurchase
                                            Interests from Investors  twice each
                                            year,  effective  as of  June 30 and
                                            December 31 of each year.


                                            The Board may consider the following
                                            factors, among others, in making its
                                            determinations  with  respect to the
                                            repurchase of Interests: (i) whether
                                            any  Investors   have  requested  to
                                            tender  Interests to the Fund;  (ii)
                                            the liquidity of the Fund's  assets;
                                            (iii)  the   investment   plans  and
                                            working capital  requirements of the
                                            Fund; (iv) the relative economies of
                                            scale  with  respect  to the size of
                                            the  Fund;  (v) the  history  of the
                                            Fund in repurchasing Interests; (vi)
                                            the
                                            economic condition of the securities
                                            markets;  and (vii) the  anticipated
                                            tax  consequences  of  any  proposed
                                            repurchases  of  Interests  upon the
                                            Fund and its Investors.

                                            An   Investor    who   tenders   for
                                            repurchase  only  a  portion  of the
                                            Investor's  Interest  is required to
                                            maintain a Capital  Account  balance
                                            of at least $25,000.  If an Investor
                                            tenders a portion of an Interest and
                                            the repurchase of that portion would
                                            cause the Investor's Capital Account
                                            balance to fall below this  required
                                            minimum, the Fund reserves the right
                                            to  reduce   the   portion   of  the
                                            Interest  to be  purchased  from the
                                            Investor   so  that   the   required
                                            minimum balance is maintained.  If a
                                            repurchase  offer is  oversubscribed
                                            by  Investors  (that is,  the amount
                                            tendered  by  Investors  exceeds the
                                            amount    the   Fund    offers    to
                                            repurchase), the Fund will generally
                                            repurchase  only a pro rata  portion
                                            of the  Interests  tendered  by each
                                            Investor. The LLC Agreement provides
                                            that the Fund will be  dissolved  if
                                            the  Interest of any  Investor  that
                                            has   submitted  a  written   tender
                                            request,   in  accordance  with  the
                                            terms  of  the  LLC  Agreement,  for
                                            repurchase   by  the   Fund  of  the
                                            Investor's  entire  Interest has not
                                            been repurchased  within a period of
                                            two  years  from  the  date  of  the
                                            request.    (See   "Repurchases   of
                                            Interests     and     Transfers    -
                                            Repurchases of Interests.")

ADMINISTRATOR AND OTHER
SERVICE PROVIDERS:                          BAIA    (in    its    capacity    as
                                            administrator,  the "Administrator")
                                            serves as the  administrator for the
                                            Fund and, in  connection  therewith,
                                            provides,  or  arranges  to provide,
                                            certain  accounting,  administrative
                                            and transfer  agency  services.  SEI
                                            Investments   Global  Fund  Services
                                            Inc.  ("SEI")  has been  retained to
                                            provide  certain  sub-administrative
                                            services.  The  Fund has  agreed  to
                                            reimburse  the   Administrator   for
                                            certain     amounts     that     the
                                            Administrator  pays  SEI  under  the
                                            Sub-Administration        Agreement,
                                            including  without   limitation  the
                                            annual   sub-administration  fee  of
                                            approximately   0.07%   of  the  net
                                            assets  of the Fund and  other  fees
                                            currently  estimated at 0.03% of the
                                            net   assets  of  the   Fund.   (See
                                            "Management    of    the    Fund   -
                                            Administration,  Accounting, Custody
                                            and Other Services.")

DISTRIBUTION OF INTERESTS:                  The   Distributor    acts   as   the
                                            distributor   of   Interests   on  a
                                            best-efforts   basis,   subject   to
                                            various  conditions,  in  accordance
                                            with   a   distribution    agreement
                                            entered  into  with  the  Fund  (the
                                            "Distribution    Agreement").    The
                                            Distributor   may   retain   Selling
                                            Agents,  which may be  affiliates of
                                            the Adviser.

                                            The    Selling    Agents    may   be
                                            compensated   from  the  sales  load
                                            charged on purchases  of  Interests.
                                            In  addition,  the  Adviser may make
                                            ongoing  payments to Selling  Agents
                                            out  of  its  own  resources.  These
                                            payments  may  be  calculated  as  a
                                            percentage  of the  Management  Fee.
                                            The Fund  has  adopted  an  Investor
                                            Service Plan,  pursuant to which the
                                            Fund  pays  for  investor  services,
                                            account  maintenance   services  and
                                            other   services   provided  by  the
                                            Distributor  and/or  Selling  Agents
                                            (the "Investor  Servicing Fee"). The
                                            Investor Servicing Fee is calculated
                                            at the  annual  rate of 0.25% of the
                                            net  assets  of the  Fund  as of the
                                            last   day  of  each   month.   (See
                                            "Distribution Arrangements.")


RISK FACTORS:                               GENERAL:  An  investment in the Fund
                                            involves risk,  including:  the risk
                                            of   loss  of  the   entire   amount
                                            invested;      allocation     risks;
                                            liquidity   risks;   delays  in  the
                                            investment,  payment of  repurchases
                                            and    re-investment    of   amounts
                                            invested in the Fund;  dependence on
                                            the Adviser and Fund  Managers;  and
                                            potential   conflicts  of  interest.
                                            Moreover,   the   Underlying   Funds
                                            selected by the  Adviser  invest in,
                                            and actively  trade,  securities and
                                            other financial  instruments using a
                                            variety of strategies and investment
                                            techniques  with   significant  risk
                                            characteristics,   including   risks
                                            arising from:

                                            o  the  volatility  of  the  equity,
                                               fixed   income,   commodity   and
                                               currency  markets;

                                            o  borrowings and short sales;

                                            o  the  leverage   associated   with
                                               trading  in  the   currency   and
                                               derivatives markets;

                                            o  the  potential   illiquidity   of
                                               certain emerging markets;

                                            o  bankruptcy        or        other
                                               reorganization   and  liquidation
                                               proceedings;

                                            o  private      transactions     and
                                               derivative instruments; and

                                            o  counterparty and broker defaults.


                                            THERE IS NO ASSURANCE  THAT THE FUND
                                            WILL    ACHIEVE    ITS    INVESTMENT
                                            OBJECTIVE    OR    ITS    ALLOCATION
                                            STRATEGIES,  AND  RESULTS  MAY  VARY
                                            SUBSTANTIALLY   OVER  TIME.   Listed
                                            below  are   summaries   of  several
                                            specific  risks  associated  with an
                                            investment  in the Fund.  For a more
                                            detailed  discussion of the risks of
                                            investing  in the Fund,  prospective
                                            Investors  should  review  carefully
                                            the discussion under "Risk Factors,"
                                            below.

                                            LIMITED OPERATING HISTORY.  THE FUND
                                            HAS A LIMITED  OPERATING  HISTORY ON
                                            WHICH  INVESTORS  CAN  EVALUATE  ITS
                                            PERFORMANCE.    The    Fund   is   a
                                            non-diversified,          closed-end
                                            management  investment  company that
                                            has been in operation since April 1,
                                            2003.   As  with  all  funds,   past
                                            performance  does  not  predict  the
                                            Fund's future performance.

                                            MULTI-MANAGER FUNDS. The performance
                                            of the Fund  depends on the  ability
                                            of  the   Adviser  to  select   Fund
                                            Managers and Underlying  Funds,  and
                                            on the success of the Fund  Managers
                                            in  managing  the assets of the Fund
                                            allocated to them,  none of which is
                                            assured.   (See   "Risk   Factors  -
                                            Special  Risks  of  a  Multi-Manager
                                            Structure.")


                                            AGGRESSIVE  INVESTMENT   STRATEGIES.
                                            The   Underlying   Funds   may   use
                                            investment  strategies  that involve
                                            greater  risks  than the  strategies
                                            used    by    typical     investment
                                            companies,   including  short  sales
                                            (which   involve   the  risk  of  an
                                            unlimited  increase  in  the  market
                                            price of the  security  sold  short,
                                            which    could     result    in    a
                                            theoretically    unlimited    loss),
                                            leverage       and        derivative
                                            transactions.


                                            FEES AND ALLOCATIONS.  The Fund pays
                                            a Management Fee to the Adviser.  In
                                            addition,  the Fund typically incurs
                                            advisory   fees   and    allocations
                                            (asset-based and  performance-based)
                                            payable  to  the  Fund  Managers  in
                                            connection  with its  investments in
                                            the    Underlying     Funds.    Such
                                            arrangements  may create  incentives
                                            for the Fund  Managers  to engage in
                                            riskier   transactions   than  would
                                            otherwise   be  the   case  if  such
                                            performance-based  compensation were
                                            not   paid.   The  Fund  may   incur
                                            performance-based       fees      or
                                            allocations  to some  Fund  Managers
                                            even though the performance of other
                                            Fund Managers or the Fund as a whole
                                            in a  given  year  is  negative.  By
                                            investing   in   Underlying    Funds
                                            indirectly    through    the   Fund,
                                            Investors bear a proportionate share
                                            of the fees and expenses of the Fund
                                            and, indirectly, similar expenses of
                                            the  Underlying   Funds.   Investors
                                            could avoid the additional  level of
                                            fees at the Fund level by  investing
                                            directly with the Underlying  Funds,
                                            although  in many  cases  access  to
                                            these   Underlying   Funds   may  be
                                            limited   or    unavailable.    (See
                                            "Management of the Fund.")

                                            VALUATION  OF  PRIVATE  FUNDS.   The
                                            valuation of the Fund's  investments
                                            in  Private   Funds  is   ordinarily
                                            determined   based  upon  valuations
                                            provided  by the Fund  Managers  for
                                            Private Funds. Certain securities in
                                            which the Private  Funds  invest may
                                            not  have  a  readily  ascertainable
                                            market  price  and will be valued by
                                            the Fund  Managers.  A Fund  Manager
                                            may
                                            face  a  conflict   of  interest  in
                                            valuing these  securities,  as their
                                            value will affect the Fund Manager's
                                            compensation.  A committee  approved
                                            by the  Board  to  review  and  fair
                                            value  securities  held by the  Fund
                                            (the "Valuation  Committee") reviews
                                            the valuation procedures used by all
                                            Fund Managers; however the Valuation
                                            Committee    cannot    confirm   the
                                            accuracy of  valuations  provided by
                                            Fund Managers.  (See "Calculation of
                                            Net Asset Value; Valuation.")


                                            LIMITED   LIQUIDITY.   There  is  no
                                            public  market for  Interests in the
                                            Fund   and  none  is   expected   to
                                            develop. Interests are not traded on
                                            any  securities  exchange  or  other
                                            market    and   are    subject    to
                                            substantial      restrictions     on
                                            transfer.  The  Fund  may  offer  to
                                            repurchase    a   portion   of   the
                                            outstanding  Interests  from time to
                                            time,  but is not required to do so.
                                            Investors    whose   Interests   are
                                            accepted  for  repurchase  bear  the
                                            risk that the Fund's net asset value
                                            may fluctuate  significantly between
                                            the  time  that  they  submit  their
                                            repurchase    requests    and    the
                                            effective  date  of the  repurchase.
                                            (See  "Repurchases  of Interests and
                                            Transfers"   and  "Risk   Factors  -
                                            Special   Risks   of   Multi-Manager
                                            Structure       -       Repurchases;
                                            Re-Allocation of Investments.")


                                            NO REGISTRATION OF UNDERLYING FUNDS.
                                            The   Underlying   Funds   that  are
                                            Private  Funds   generally  are  not
                                            registered as  investment  companies
                                            under  the 1940 Act and,  therefore,
                                            the  Fund  does  not   receive   the
                                            protections  of the  1940  Act  with
                                            respect to such Private Funds.

                                            INVESTMENTS   OUTSIDE   THE   UNITED
                                            STATES. The Fund may invest directly
                                            or indirectly in foreign securities,
                                            including   securities  of  offshore
                                            Underlying Funds. Investments by the
                                            Underlying    Funds    in    foreign
                                            financial    markets,     especially
                                            markets  in  developing   countries,
                                            present  political,  regulatory  and
                                            economic risks which are significant
                                            and  which  may  differ  in kind and
                                            degree from the risks  presented  by
                                            investments  in the  United  States.
                                            These may include changes in foreign
                                            currency exchange rates or controls,
                                            greater      price       volatility,
                                            differences in accounting  standards
                                            and  policies  and in the  type  and
                                            nature of disclosures required to be
                                            provided    by   foreign    issuers,
                                            substantially     less    liquidity,
                                            controls on foreign investment,  and
                                            limitations   on   repatriation   of
                                            invested  capital.  The  exposure of
                                            the  Fund  to   developing   country
                                            financial    markets   may   involve
                                            greater  risk than  investment  in a
                                            portfolio    investing    only    in
                                            developed country financial
                                            markets.  (See "Risk Factors - Risks
                                            of  Securities  Investing  - Foreign
                                            Securities.")

                                            LIMITED  DIVERSIFICATION.   Although
                                            the Fund seeks to diversify  risk by
                                            allocating  assets  among  different
                                            Underlying  Funds,  the  Fund  is  a
                                            non-diversified  investment company.
                                            (The Fund  intends to  allocate  its
                                            assets among at least 15  Underlying
                                            Funds, and it is generally  intended
                                            that not more than 10% of the assets
                                            of the Fund will be  invested in any
                                            single Underlying Fund.) As a result
                                            of   being   non-diversified,    the
                                            investment portfolio of the Fund may
                                            be  subject  to  greater   risk  and
                                            volatility  than if investments  had
                                            been  made  in the  securities  of a
                                            broader range of issuers. (See "Risk
                                            Factors - Non-Diversified Status.")

                                            UNDERLYING  FUND  LIMITATIONS.   The
                                            Adviser  is not able to  control  or
                                            continuously  monitor the activities
                                            of the Underlying Funds.  Underlying
                                            Funds may  restrict  redemptions  of
                                            their    interests   under   certain
                                            circumstances.  Since  the  Fund may
                                            make   additional   investments   in
                                            Underlying  Funds  only  at  certain
                                            times  pursuant to  limitations  set
                                            forth in the partnership  agreements
                                            or  other  documents  governing  the
                                            Underlying Funds, the Fund from time
                                            to time may have to  invest  some of
                                            its  assets   temporarily  in  money
                                            market   securities.    (See   "Risk
                                            Factors   -   Special   Risks  of  a
                                            Multi-Manager Structure.")


                                            IN VIEW OF THESE  RISKS  (AND  OTHER
                                            RISKS  DESCRIBED  ELSEWHERE  IN  THE
                                            PROSPECTUS    AND   THE   SAI),   AN
                                            INVESTMENT  IN THE  FUND  SHOULD  BE
                                            CONSIDERED   SPECULATIVE   AND   YOU
                                            SHOULD  PURCHASE  INTERESTS  ONLY IF
                                            YOU CAN  SUSTAIN A COMPLETE  LOSS OF
                                            YOUR INVESTMENT.


REGULATORY MATTERS:                         The   Fund  is   registered   as  an
                                            investment  company  under  the 1940
                                            Act,  and  Interests of the Fund are
                                            registered  under the 1933 Act.  The
                                            Adviser is  registered  with the SEC
                                            as an  investment  adviser under the
                                            Advisers  Act and is a  wholly-owned
                                            subsidiary of Bank of America, N.A.

                                            Under  the  banking  laws,  Bank  of
                                            America, N.A. and its affiliates are
                                            subject to certain restrictions that
                                            may affect  their  transactions  and
                                            relationships  with  the  Fund,  the
                                            investments  made by the  Fund,  and
                                            the  ability  of the  Fund  to  hold
                                            securities.  (See  "Risk  Factors  -
                                            Banking Regulation.")

                                            The Fund has  claimed  an  exclusion
                                            from  the  definition  of  the  term
                                            "commodity  pool operator" under the
                                            Commodity Exchange Act and therefore
                                            is not  subject to  registration  or
                                            regulation   as  a  commodity   pool
                                            operator    under   the    Commodity
                                            Exchange Act.


TAXATION:                                   The Fund  expects to be treated as a
                                            partnership    and    not    as   an
                                            association taxable as a corporation
                                            for Federal income tax purposes.  As
                                            a partnership, the Fund itself would
                                            not be  subject  to  Federal  income
                                            tax,  and  each  Investor  would  be
                                            required to report on its own annual
                                            tax    return    such     Investor's
                                            distributive  share  of the  taxable
                                            income  or loss of the  Fund.  If it
                                            were determined that the Fund should
                                            be  treated as an  association  or a
                                            publicly traded partnership  taxable
                                            as a corporation, the taxable income
                                            of the  Fund  would  be  subject  to
                                            corporate   income   tax   and   any
                                            distributions    of   profits   with
                                            respect to the Fund would be treated
                                            as dividends. (See "Taxes.")


ERISA PLANS AND OTHER
TAX-EXEMPT ENTITIES:                        Because the Underlying Funds may use
                                            leverage,  Investors  subject to the
                                            Employee  Retirement Income Security
                                            Act  of  1974  ("ERISA")  and  other
                                            tax-exempt   Investors   may   incur
                                            income tax  liability  to the extent
                                            the Fund's  transactions are treated
                                            as giving rise to unrelated business
                                            taxable  income.  The  Fund  is  not
                                            designed    for     investment    by
                                            charitable   remainder  trusts  and,
                                            therefore,   such   trusts  may  not
                                            purchase Interests. (See "Taxes.")

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM:                     PricewaterhouseCoopers    LLP,   300
                                            Madison  Avenue,  New York, New York
                                            10017.

INVESTOR REPORTS:                           Investors   will   receive   monthly
                                            unaudited  performance  reports,  as
                                            well as  semi-annual  unaudited  and
                                            annual  audited  financial  reports.
                                            The Fund must receive information on
                                            a timely  basis from the  Underlying
                                            Funds to complete its tax  reporting
                                            requirements.  An Underlying  Fund's
                                            delay in providing this  information
                                            will delay the Fund's preparation of
                                            tax information to Investors,  which
                                            will  require  Investors in the Fund
                                            to seek  extensions  of time to file
                                            their tax returns.

LEGAL COUNSEL:                              Ropes & Gray LLP, One  International
                                            Place, Boston, Massachusetts 02110.

--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


The following table illustrates the estimated expenses and fees that the Fund expects to incur and Investors can expect to bear.



INVESTOR TRANSACTION EXPENSES
         Maximum Sales Load (as a percentage
            of offering price)* .....................................up to 3.00%


                                                       PERCENTAGE OF NET ASSETS
ANNUAL EXPENSES                                        ATTRIBUTABLE TO INTERESTS
                                                       -------------------------
         Management Fee ..............................           1.25%


         Other Expenses** ............................           1.16%

         TOTAL ANNUAL EXPENSES........................           2.41%***


         * Interests are sold subject to a sales load. Investments of less than $100,000 are subject to a 3.0% sales load, investments of less than $250,000 (but equal to or greater than $100,000) are subject to a 2.5% sales load, investments of less than $500,000 (but equal to or greater than $250,000) are subject to a 2.0% sales load, and investments of $500,000 or more are not subject to a sales load. In each case, sales loads reflect a percentage of the investment. For some investors, the sales load may be waived. (See "Distribution Arrangements - Sales Load Waivers.")

         ** Other  Expenses  include (i) an Investor  Servicing Fee of 0.25% and
          (ii) an administration fee of approximately 0.10% (based on an asset-based fee of 0.07% and other fees).


         *** Does not reflect fees charged by Underlying Funds. Underlying Funds generally charge fixed fees of from 1.0% to 2.0% (annualized) of the average net asset value of the Fund's investment and performance-based fees of from 10.0% to 25.0% of the net capital appreciation in the Fund's investment for the year or other measurement period.


The purpose of the table above is to assist prospective Investors in understanding the various costs and expenses Investors in the Fund will bear directly or indirectly. "Other Expenses" are estimated at 1.16%. This estimate is based on an assumption of Fund average net assets of $78 million and estimated expenses for the current fiscal year. If the average net assets are less than $78 million, "Other Expenses" will be higher than estimated above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund." Investors' returns are reduced by fees and expenses charged by the Underlying Funds in which the Fund invests as well as performance-based allocations of the Underlying Funds, in addition to fees assessed by the Fund.

An Investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

         1 year          3 years         5 years         10 years
         ------          -------         -------         --------


         $54             $103            $155            $296


An Investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:

         1 year          3 years         5 years         10 years
         ------          -------         -------         --------


         $2,684          $5,145          $7,735          $14,820

THE  EXAMPLES  ARE BASED ON THE  ESTIMATED  ANNUAL  EXPENSES  SET  FORTH  ABOVE,
INCLUDING THE MAXIMUM SALES LOAD. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information contained in the table below for the year ended March 31, 2006 and March 31, 2005, and the period ended March 31, 2004 sets forth selected information derived from the Fund's financial statements for the fiscal year ended March 31, 2006 and have been audited by PricewaterhouseCoopers LLP ("PWC"), an independent registered public accounting firm. PWC's report, along with the Fund's financial statements and notes thereto, are incorporated by reference to the Fund's annual report for the fiscal year ended March 31, 2006 previously filed on Form N-CSR (Reg. No. 811-21252) on June 9, 2006 and are available upon request from the Fund. The information in the table below should be read in conjunction with those financial statements and the notes thereto.

                                                                                                  APRIL 1, 2003
                                                                                                 (COMMENCEMENT OF
                                                          YEAR ENDED         YEAR ENDED         OPERATIONS) THROUGH
Ratios to average Investors' capital:                   MARCH 31, 2006     MARCH 31, 2005          MARCH 31, 2004
Net investment loss - prior to incentive allocation       (2.49%)             (2.56%)               (2.36%)(1)(2)
Incentive allocation                                       0.00%(6)           (0.03%)               (0.50%)
                                                          ------              -------               ------
Net investment loss - net of incentive allocation         (2.49%)             (2.59%)               (2.86%)(1)
                                                          =======             ======                ======
Expenses before organization expenses(3)                   2.74%               2.66%                 2.72%(1)(4)
                                                           -----               -----                 -----
Expenses(3)                                                2.74%               2.66%                 2.87%(1) (2)
Incentive Allocation(3)                                    0.00%(6)            0.03%                 0.50%
                                                           -----               -----                 -----
Total expenses and incentive allocation(3)                 2.74%               2.69%                 3.37%(1)(2)
                                                           =====               =====                 =====
Total return - prior to incentive allocation(5)            6.38%               2.61%                10.34%
Incentive allocation                                       0.00%(6)           (0.02%)               (0.46%)
                                                           -----              ------                ------
Total return - net of incentive allocation(5)              6.38%               2.59%                 9.88%
                                                           =====               =====                 =====
Portfolio turnover rate                                   47.84%              61.24%                43.16%
                                                          ======              ======                ======
Investors' capital, end of year ($000)                    $75,257             $71,765               $64,155
                                                          =======             =======                ======


------------------------------------------
(1)  Annualized.
(2) Includes organization expenses of $45,000, incurred prior to commencement of operations, charged to Investors' Capital Accounts.
(3) Does not include expenses of the Underlying Funds in which the Fund invests. The expense ratio (expense and incentive allocation ratio) is calculated for the Investors taken as a whole. The computation of such ratios based on the amount of expenses and incentive allocation assessed to an individual Investor's capital may vary from these ratios based on the timing of capital transactions.
(4) Does not include organization expenses charged during the year ended March 31, 2004 in the amount of $22,668.
(5) Total return is calculated for all the Investors taken as a whole, net of all fees, except where noted that performance is prior to incentive fee allocation. An individual Investor's return may vary from these returns based on the timing of capital transactions.


(6) Effective December 1, 2005, the Fund terminated the incentive fee accrual retroactively to April 1, 2005.

--------------------------------------------------------------------------------
                                    THE FUND
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The Fund is a limited liability company, organized on October 2, 2002 under Delaware law and registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund's Interests are registered under the 1933 Act. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Fund's principal office is located at 40 West 57th Street, New York, New York 10019, and its telephone number is (888) 786-9977. BAIA serves as the Fund's Adviser, providing day-to-day investment management services. The Fund's Board provides broad oversight over the operations and affairs of the Fund. The Board members are Independent Managers.

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                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
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GENERAL

The investment objective of the Fund is to generate consistent long-term capital appreciation with low volatility and limited downside risk under a wide range of market conditions.


Under the terms of the Advisory Agreement, the Board has delegated to the Adviser, a subsidiary of Bank of America, N.A., responsibility for the day-to-day management of the business and affairs of the Fund. The Adviser attempts to achieve the objective of the Fund by allocating the Fund's assets among at least 15 Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. Such allocation is a critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent superior returns.


The Adviser identifies investment strategies by focusing on asset categories, investment regions and particular strategies which it believes are likely to produce attractive absolute returns in a particular economic environment. Investments are re-allocated by the Adviser from time to time, in its sole discretion, in accordance with these criteria.


The Fund's investment objective is not fundamental and may be changed by the Board without Investor approval. Except as otherwise stated in this prospectus or in the SAI, the investment objective, policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. The Fund generally intends to provide prior notice to Investors of any material change to the investment objective, material policies and material restrictions of the Fund. However, the Fund reserves the right not to do so where the Board determines that doing so would not be in the best interests of the Fund, for instance due to unusual or rapidly changing market conditions. In any event, it is possible that Investors will not be able to exit the Fund before changes take effect.

INVESTMENT STRATEGIES; ALLOCATION OF INVESTMENTS AMONG UNDERLYING FUNDS


INVESTMENT STRATEGIES. The Adviser, in its sole discretion, allocates and reallocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following primary alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (E.G., Risk (Merger) Arbitrage, Distressed Securities, High Yield and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (E.G., Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage and Capital Structure Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of the Fund); (iv) Macro (0% to 40% of the Fund); and (v) Other (0% to 15% of the Fund). An individual investment is not generally allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests in Underlying Funds if the Fund Manager has at least a twelve-month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a Private Fund that is a feeder fund in a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. In addition, the Fund may allocate its assets to Sub-Advised Accounts. The Fund may also invest in offshore Underlying Funds that meet the above stated criteria.


The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the Adviser recommends that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.


The primary  alternative  investment  strategies  employed by Underlying  Funds,
together  with  notable   sub-categories,   are  summarized   below.   For  more
information, please see the SAI.


     o EVENT DRIVEN STRATEGIES - "Event Driven" trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event Driven strategies may include (without limitation):


          o RISK (MERGER) ARBITRAGE - Merger Arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

          o DISTRESSED SECURITIES - Distressed Securities managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations).

          o HIGH YIELD - High Yield managers generally invest in bonds and preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.



          o SPECIAL SITUATIONS - Special Situations managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix.


     o RELATIVE VALUE STRATEGIES - Relative Value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Relative Value strategies may include (without limitation):


          o CONVERTIBLE ARBITRAGE - Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They may hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation.

          o FIXED INCOME ARBITRAGE - Fixed Income Arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security.

          o STATISTICAL ARBITRAGE - Statistical Arbitrage strategies are mathematical, systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average.


          o CAPITAL STRUCTURE ARBITRAGE - Capital Structure Arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.



     o EQUITY HEDGE STRATEGIES - "Equity Hedge," also known as long/short equity, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets.
          Equity Hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.


          o DIVERSIFIED SECTOR - Diversified Sector Equity Hedge managers invest in a number of industry sectors.

          o    SECTOR SPECIFIC - Sector Specific Equity Hedge Managers invest in
               specific  industry  sectors,   including,  but  not  limited  to,
               technology, healthcare and financial industries.



     o MACRO STRATEGIES - Macro strategies attempt to identify price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. As a subset of this category, the Fund may invest in managers taking a "systematic" investment approach. These managers generally have more model driven investment strategies. They also tend to invest in the financial and commodities futures markets. Discretionary macro strategies managers make investment decisions based on the portfolio manager's evaluation of qualitative and quantitative inputs. Systematic macro strategies managers make investment decisions using qualitative rule-based inputs and processes.

     o OTHER STRATEGIES - The Advisor may also allocate investments to other investment categories as it deems appropriate in its discretion which do not fall into any one of the four primary categories described above.

The multi-manager, multi-strategy program of the Fund is designed to take advantage of broad market opportunities. The Fund has been designed to afford the Adviser the maximum flexibility to deploy assets of the Fund in whatever investment strategies are deemed appropriate for it under prevailing economic and market conditions. Accordingly, the Underlying Funds selected by the Adviser are permitted to utilize leverage and may invest in a wide range of instruments and markets, including, but not limited to, long and short positions in domestic and foreign equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments, real estate and real estate related investments. The Adviser intends to invest the assets of the Fund in Underlying Funds that may invest in hot issues and may participate in other "new issue" investments, directly or indirectly.


When they determine that such an investment policy is warranted, Underlying Funds may invest, without limitation, in cash and cash equivalents. The Adviser may invest the cash balances of the Fund in any instruments it deems appropriate. Any income earned from such investments is reinvested by the Fund in accordance with its investment program.

The Fund may engage in "overlay strategies," E.G., transactions and investments in order to attempt to hedge against current or anticipated sudden or short-term market, financial or economic events for which Underlying Fund allocations or reallocations might be impractical or ineffective, including by directly investing in securities, financial instruments and money market mutual funds.


ALLOCATIONS OF INVESTMENTS AMONG UNDERLYING FUNDS. Allocation among Underlying Funds is determined based on factors such as an analysis of the potential of each Fund Manager for long-term performance, correlation with other Fund Managers and an Underlying Fund's expected contribution to the targeted risk/return profile of the Fund. Generally, Fund Managers conduct their investment programs through private investment funds or discretionary managed accounts. These investment vehicles typically provide greater flexibility than traditional investment companies that are registered under the 1940 Act, with respect to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that can be used. Some Underlying Funds may be "funds of funds." (See "Risk Factors - Risks of Securities Investing - Investments in Registered Investment Companies.")

Although the Adviser will allocate Underlying Funds to investment strategies as it deems appropriate in its sole discretion (generally within the ranges noted above for each primary investment strategy), investments in each of the four primary investment strategies will generally be limited so that no more than 20% of the assets of the Fund will be allocated to any single sub-strategy, except that up to 50% of the assets of the Fund may be invested in diversified "Equity Hedge" strategies. Investments in multi-strategy Underlying Funds will be allocated among the various strategies as determined by the Adviser. The Fund may also invest in offshore Underlying Funds.


The Investment Committee (described below), based upon recommendations from the Adviser, may approve the alteration or modification of the asset allocation guidelines outlined above and may approve the addition or elimination of investment strategies in light of available investment opportunities or to reflect changing market conditions, provided such changes are consistent with the Fund's investment objective (as determined by the Adviser).

The multi-manager, multi-strategy program of the Fund is designed to take advantage of broad market opportunities. The Fund has been designed to afford the Investment Manager the maximum flexibility to deploy assets of the Fund in whatever investment strategies are deemed appropriate for it under prevailing economic and market conditions.

To implement its investment strategies, the Fund may invest in Underlying Funds which may utilize leverage and which may invest in a wide range of securities and financial instruments, which may include but are not limited to, long and short positions in domestic and foreign equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), illiquid securities, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds, real estate and real estate-related investments. The Fund Managers may invest, without limitation, in cash and cash equivalents.


There can be no assurance that the asset allocations made by the Adviser on behalf of the Fund will prove to be as successful as other allocations that might have been made or as successful as adopting a static approach in which Underlying Funds are not changed.

SELECTION OF FUND MANAGERS


Fund Managers initially are identified from a variety of sources, including (without limitation) proprietary databases, commercial databases, conferences, industry publications, and referrals. Certain Fund Managers are researched further.


The Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Fund Managers. Qualitative criteria may include, without limitation: on-site interviews; experience of key personnel; and quality of investment process and reputation.

Quantitative criteria may include, without limitation: various investment performance statistics, and correlations analysis.


The Adviser monitors the performance of the Fund Managers and the overall composition of the investment portfolio of the Fund. The Adviser maintains regular communications with the Fund Managers through performance reporting and meetings. The identity and number of Fund Managers is expected to change over time. The Adviser may withdraw from or invest in different Underlying Funds without prior notice to or the consent of the Investors.


See "Risk Factors - Special Risks of a Multi-Manager Structure - Multiple Layers of Fees" for information regarding the general fees paid to Fund Managers.

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                                  RISK FACTORS
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Certain Underlying Funds in which the Fund may invest involve substantial risks, including the risk that the entire amount invested may be lost. The Fund may invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The Fund is subject to those market risks common to investing in all types of financial instruments, including without limitation, market volatility. Various other risks also are associated with an investment in the Fund, including (without limitation) risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.


Prospective Investors should consider the following principal risks, as well as their individual investment objectives and their present and expected future financial position and needs and tax situation, in determining whether an investment in the Fund is a suitable investment. The identification of attractive investment opportunities is difficult and involves a significant degree of uncertainty. Returns generated from the Fund's investments, if any, may not adequately compensate Investors for the business and financial risks assumed. Prospective Investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, because the Fund's investment program may develop and change over time (subject to limitations imposed by applicable laws or by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

DEPENDENCE ON THE ADVISER AND THE FUND MANAGERS


The Adviser selects Fund Managers and Underlying Funds and determines the allocation and reallocation of the Fund's assets and relies on each Fund Manager to make investment and trading decisions on behalf of its Underlying Fund. Investors will not have the opportunity to evaluate fully for themselves the relevant economic, financial and other information regarding the Fund's or Underlying Fund's investments. Investors are dependent on the Adviser's and the

Fund Managers' judgment and abilities, and have no right or power to take part in the management or control of the Fund. Investors have very limited rights to vote on Fund matters. There is no assurance that the Adviser or any one or more Fund Managers will be successful. Accordingly, persons should not purchase an Interest unless they are willing to entrust all aspects of the investment management activities of the Fund to the Adviser and the Fund Managers.


LIMITED OPERATING HISTORY

The Fund is a recently formed entity and has limited operating history upon which prospective Investors may evaluate its past performance. The Fund commenced operations on April 1, 2003. The past investment performance of the Adviser, the Fund Managers or the Underlying Funds should not be construed as an indication of the future results of the Fund.

RISKS OF SECURITIES INVESTING

INTRODUCTION.  All  investments  in  securities  entail  the risk of  loss.  The
Underlying Funds may invest in equity and debt securities, options and derivatives, all of which involve particular risks. Securities fluctuate in value on the basis of numerous factors - often unrelated to the value or characteristics of the particular security or issue - and those fluctuations can be pronounced.

There can be no assurance that the Adviser will be able to select Underlying Funds and Fund Managers that will attain the investment objective of the Fund. In addition, the returns from the Underlying Funds depend upon a variety of factors, including conditions in the global, national and regional economies, conditions in the credit markets, conditions in the securities markets generally and in the market for securities in particular industries or particular regions, political and technological developments, and changes in exchange rates, all of which are beyond the control of the Fund, the Adviser, their respective affiliates, and the Fund Managers.

Set forth below is a summary of certain of the risks relating to specific types of securities which are used in the investment programs of the Underlying Funds, and investment strategies which are employed by the Fund Managers. Although all of these risks may be present in the investment programs of each of the Underlying Funds, they may not be applicable to them to the same degree. The strategies and substrategies that are employed by the Underlying Funds are described in more detail in the SAI.

As part of its duties, the Adviser monitors the adherence by Underlying Funds to their stated investment programs and historical investment strategies. In the event that the Adviser determines that an Underlying Fund is deviating materially from such standards, it will consider appropriate actions seeking to achieve the investment objective of the Fund, including withdrawal of all or a portion of the assets invested in such Underlying Fund. The ability of the
Adviser  to make such  withdrawals  and  re-allocate  investments  is subject to
certain  risks.   (See  "Risk  Factors  -  Special  Risks  of  a   Multi-Manager
Structure.")

SHORT SALES. Some or all of the Underlying Funds may attempt to limit exposure to possible market declines in the value of portfolio securities through short sales of securities. In addition, Underlying Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Underlying Fund may "short" a security of a company if, in the

Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

To effect a short sale, the Underlying Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Underlying Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and, thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

An Underlying Fund may also make short sales "against-the-box," in which it sells short securities it owns or has the right to obtain without payment of additional consideration. An Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

FOREIGN SECURITIES. The Fund may invest directly or indirectly in foreign securities, including securities of offshore Underlying Funds. Underlying Funds may invest in securities, and derivatives of securities of foreign issuers (both public and private) and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Underlying Funds may invest may be listed on foreign exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Underlying Fund between different countries; difficulties in invoking the legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in offshore Underlying Funds and foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Underlying Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Underlying Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

OVER-THE-COUNTER-TRADING. Financial instruments that may be purchased or sold by an Underlying Fund may include instruments not traded on an exchange, including, but not limited to, swap transactions, forward foreign currency transactions and bonds and other fixed income securities. Over-the-counter options, unlike exchanged-traded options, are two-party contracts with price and other terms negotiated by the buyer and seller. The risk of nonperformance by the obligor on such an instrument may be greater and the ease with which an Underlying Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between "bid" and "asked" prices for financial instruments that are not traded on an exchange. Financial instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

To the extent that an Underlying Fund engages in these transactions, the Underlying Fund must rely on the creditworthiness of its counterparty. In certain instances, counterparty or credit risk is affected by the lack of a central clearinghouse for foreign exchange trades. To reduce its credit risk exposure, an Underlying Fund may trade in the forward foreign currency market through money center banks and leading brokerage firms.

PURCHASING INITIAL PUBLIC OFFERINGS. Underlying Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.

SWAP AGREEMENTS. Some or all of the Underlying Funds may enter into equity, interest rate, index, currency rate swap, and other agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Underlying Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange different cash flows, such as interest rates (fixed versus fluctuating rates), currencies, or returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The cash flows to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," (E.G., the interest rate or return on or increase in value of a particular dollar amount invested, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements also include interest rate "caps," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate "collars," under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Underlying Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Underlying Fund's current obligations (or rights) under a swap agreement generally would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to such swaps would be limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.


DERIVATIVES. Some or all of the Underlying Funds may invest in, or enter into, financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate ("Derivatives"). Derivatives may be swaps, options or other complex instruments that seek to modify or replace the investment performance of particular assets, indices, rates, Fund Managers, physical commodities or markets on a leveraged or unleveraged basis. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the performance of an Underlying Fund. Positions may be subject to wide and sudden fluctuations in market value, with resulting fluctuation in the amount of profits and losses.

If an Underlying Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the return of the Underlying Fund or result in a loss. An Underlying Fund also could experience losses if Derivatives were poorly correlated with its other investments, or if a Fund Manager were unable to liquidate an Underlying Fund's position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid so that in volatile markets an Underlying Fund may not be able to close out a position without incurring a loss. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


Buying or selling Derivatives can result in large amounts of leverage. Thus, the leverage offered by trading in Derivatives may magnify the gains and losses experienced by the Fund and an

Underlying Fund and could cause its net asset value to be subject to wider fluctuations than would be the case if the Underlying Fund did not use the leverage feature in Derivatives.


When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the Derivative and the underlying investment sought to be hedged may prevent the Fund or an Underlying Fund from achieving the intended hedging effect or expose the Fund or Underlying Fund to the risk of loss.


WARRANTS AND RIGHTS. Warrants are Derivatives that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights.

OPTIONS AND FUTURES. Underlying Funds may utilize options and futures contracts, including stock index futures contracts. Underlying Funds also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Fund Manager may have difficulty closing out the Underlying Fund's position. Over-the-counter options also may include options on baskets of specific securities.

Underlying Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the writer owns the underlying security. The sale of a covered call option by an Underlying Fund exposes the Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of an uncovered call option by an Underlying Fund subjects the Underlying Fund to the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option plus the premium received. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the writer's books or with the writer's custodian to fulfill the obligation undertaken. The sale of a covered put option by an Underlying

Fund exposes the Underlying Fund during the term of the option to a decline in price of the underlying security while depriving the Underlying Fund of the opportunity to invest the segregated assets. The sale of an uncovered put option subjects the Underlying Fund to the risk of a decline in the market price of the underlying security below the exercise price of the option less the premium received.

An Underlying Fund's purchase of a call or put option subjects the Underlying Fund to the risk of the loss of its entire investment in the option if the price of the underlying security does not increase above the exercise price of the call option, or decline below the price of the exercise price of the put option, as the case may be, by more than the premium paid. The risk of loss on a call option can be offset, in whole or in part, by a short sale of the underlying security. If an Underlying Fund holds the underlying security, the loss on a put option will be offset, in whole or in part, by the gain on the security.

An Underlying Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Underlying Fund's position by selling the option previously purchased, although the Fund Manager would be entitled to exercise the option should it deem it advantageous to do so.

Underlying Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets. However, foreign markets may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker-dealer for performance of the contract. In addition, any profits an Underlying Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Underlying Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Underlying Funds, which could adversely affect the value of their net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting Underlying Funds to substantial losses.

Successful use of futures also is subject to a Fund Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the SEC, an Underlying Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund Manager's ability otherwise to invest those assets.


COMMODITIES AND FUTURES TRADING. Substantially all trading in commodities and futures has as its basis a contract to purchase or sell a specified quantity of a particular asset for delivery at a specified time, although certain financial instruments, such as market index futures contracts, may be settled only in cash based on the value of the underlying composite index. Futures trading involves trading in contracts for future delivery of standardized, rather than specific, lots of particular assets.

     o VOLATILITY - Futures prices are highly volatile. Price movements for the futures contracts in which the Underlying Funds may trade are influenced by, among other things, changing supply and demand relationships, government, trade, fiscal, and domestic and international political and economic events, and changes in interest rates. Governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly.

     o POSITION LIMITS - The CFTC has jurisdiction to establish, or cause exchanges to establish, position limits with respect to all commodities traded on exchanges located in the U.S. and may do so, and any exchange may impose limits on positions on that exchange. No such limits presently exist in the forward contract market or on certain non-U.S. exchanges.

     o PRICE LIMITS - United States commodity exchanges may limit fluctuations in futures contracts prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." In addition, even if futures prices have not moved the daily limit, the Fund Managers may not be able to execute futures trades at favorable prices if little trading in such contracts is taking place (a "thin" market).

     o MARGIN - Futures are typically traded on "margin." The "margin" is the amount of escrow or performance bond deposit that an Underlying Fund would have to make and maintain with its futures commission merchants (futures brokers) to secure its future obligation to close out open positions. The initial margin requirements may be satisfied by the deposit of cash (or, in some U.S. markets, certain U.S. Government obligations). The open positions must be "marked to market" daily, requiring additional margin deposits if the position reflects a loss that reduces the Underlying Fund's equity below the level required to be maintained and permitting release of a portion of the deposit if the position reflects a gain that results in excess margin equity. The level of margin that must be maintained for a given position is sometimes subject to increase, requiring additional cash outlays. In the futures markets, margin deposits are typically low relative to the value of the futures contracts purchased or sold. Such low margin deposits are indicative of the fact that any futures contract trading typically is accompanied by a high degree of leverage. Because margin requirements normally range upward from as little as 2% or less of the total value of the contract, a comparatively small commitment of cash or its equivalent may permit trading in futures contracts of substantial value. As a result, price fluctuations may result in a contract profit or loss that is disproportionate to the amount of funds deposited as margin. Such a profit or loss may materialize suddenly, since the prices of futures frequently fluctuate rapidly and over wide ranges, reflecting both supply and demand changes and changes in market sentiment.

     o SIZE OF UNDERLYING FUND'S ACCOUNT - Depending upon the size of an Underlying Fund's account, it may be difficult or impossible for a Fund Manager to take or liquidate a position in a particular commodity, method or strategy due to the size of the accounts which may be managed by the Fund Manager.


CALL AND PUT OPTIONS ON SECURITIES INDICES. Some or all of the Underlying Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes is subject to the Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.


SECURITIES FUTURES CONTRACTS. Securities futures contracts include both futures contracts on single stocks and futures contracts on narrow-based securities indices. They are treated as both futures and securities and, therefore, are subject to the joint jurisdiction of the Securities and Exchange Commission and the CFTC. Securities futures contracts are subject to the same risks as other securities, as well as to the greater volatility and risks of futures trading. Since they are relatively new products, securities futures contracts have relatively low liquidity and no trading history.

FORWARD CONTRACTS. Underlying Funds may enter into forward contracts for the trading of certain derivatives, such as currencies and precious metals, with U.S. and foreign banks and currency and precious metals dealers.

A forward contract is a contractual obligation to buy or sell a specified quantity of a commodity at or before a specified date in the future at a specified price and, therefore, is similar to a futures contract. However, forward contracts are not traded on exchanges and, as a result, are not afforded the regulatory protection of such exchanges or the CFTC; rather, banks and dealers act as principals in such markets. Neither the CFTC nor banking authorities regulate trading in forward contracts on currencies, and foreign banks are not regulated by any U.S. governmental agency. There are no limitations on daily price moves in such forward contracts. In addition, speculative position limits are not applicable to forward contracts trading, although brokers or the principals with which they may deal in the forward markets may limit the positions available to an Underlying Fund as a consequence of credit considerations. The principals who deal in the forward contract market are not required to continue to make markets in such contracts. There have been periods during which certain participants in forward markets have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell.

NEWLY ISSUED SECURITIES. The purchase of newly issued securities involves greater risk than securities trading in general. The prices of newly issued securities may not increase as expected and, in fact, may decline more rapidly. A "new issue" is any public offering of an equity security. While most people assume that newly issued securities will continue to trade at a premium until they are liquidated, there is no guarantee that this will occur.


INTEREST RATE AND CURRENCY FUTURES. Underlying Funds may purchase and sell interest rate futures contracts. An interest rate future obligates an Underlying Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Underlying Funds also may purchase and sell currency futures. A currency future obligates an Underlying Fund to purchase or sell an amount of a specific currency at a future date at a specific price. These Underlying Funds may employ the spot or forward markets for any or all commodities as well. The risk of loss in interest rate and currency futures transactions can be substantial. Successful use of futures depends upon the Fund Manager's ability to predict correctly movements in the direction of the relevant market. This requires different skills and techniques than predicting changes in the price of individual stocks.

TRADING IN ILLIQUID SECURITIES AND OTHER INVESTMENTS. Certain investment positions in which an Underlying Fund has an interest may be illiquid. Underlying Funds may invest in restricted or non-publicly traded securities and securities on foreign exchanges. This could prevent an Underlying Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. This could also impair the ability of the Fund to distribute repurchase proceeds to an Investor in a timely manner.

SMALL CAP STOCKS. Underlying Funds may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Underlying Funds may purchase securities in all available securities trading markets.

INDUSTRY/SECTOR RISK. The Fund may invest in Underlying Funds that focus their investment strategy on a particular industry or sector. Investing in Underlying Funds focusing on equity and other securities of specific industry or sector issuers involves substantial risks. Market or economic factors affecting such industry or sector could have a major effect on the value of an Underlying Fund's investments.

The Fund's investment policies and restrictions apply only to Underlying Funds that are affiliates. Underlying Funds may target or concentrate their investments in particular markets, sectors or industries. Underlying Funds may also be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Underlying Funds may be subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Underlying Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that particular industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. Although the Fund intends to invest its assets across a range of strategies and markets, it is possible for the Fund to inadvertently concentrate its assets in one market, industry or sector because of the aggregate investment of Underlying Funds in a particular market, industry or sector.

INVESTMENTS IN "DISTRESSED COMPANIES." Underlying Funds may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as loans, loan participations, claims held by trade or other creditors, non-performing and sub-performing mortgage loans, fee interests in real estate, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. Underlying Funds that make such investments may lose a substantial portion or all of their investments in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for Fund Managers to obtain information as to the true condition of such entities.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES. The Fund, subject to any limitations imposed by the 1940 Act, may invest in Underlying Funds that invest in investment companies, and the Fund may directly invest in money market investment companies. An Investor who meets the conditions for investment in an investment company could invest directly therein and avoid exposure to the special risks of a multi-manager structure, including multiple layers of fees. In addition, the provisions of the 1940 Act, among other things, place restrictions on the amount of leverage that may be employed in the investment program of an investment company and prohibit and restrict the ability of an investment company from engaging certain types of transactions, including "affiliate transactions." Although such restrictions and prohibitions may be regarded as providing additional protections to Investors, in some cases such restrictions and prohibitions might limit the investment return of Investors in an investment company as compared to investments in other Underlying Funds. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

EVENT RISK. Certain investments by Underlying Funds are based on the anticipated outcomes of company-specific or transaction-specific situations, and certain other investments by Underlying Funds are based on the anticipated outcomes of broader changes in markets or the economy. If the outcomes are not as anticipated (either because the change did not occur, did not occur in the manner or to the extent anticipated, or, in the worst case, because the outcome was contrary to what had been anticipated), Underlying Funds which make such investments could suffer losses and loss of opportunities for alternative investments.

LEVERAGE. Some or all of the Underlying Funds may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically are secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements. (See "Risk Factors - Risks of Securities Investing - Reverse Repurchase Agreements.")

Although leverage will increase investment return if an Underlying Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investments in Underlying Funds. In the event that an Underlying Fund's equity or debt instruments decline in value, the Underlying Fund could be subject to a "margin call" or "collateral call," pursuant to which the Underlying Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Underlying Fund's assets, the Fund Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging is subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The Adviser is not able to control the amount of, or the ability of a Fund Manager to incur, any leverage.

Although the Fund does not anticipate doing so, it may also determine to borrow money for temporary or emergency purposes or in connection with a repurchase of Interests. The Fund may not borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Fund may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund's total asset level below what is required by the 1940 Act or the Fund's loan agreements. If the Fund borrows to finance repurchases of Interests, interest on that borrowing will increase the Fund's expenses borne by Investors whose Interests are not repurchased in full by the Fund.

HIGH YIELD SECURITIES. Underlying Funds may invest a substantial portion of their assets in fixed income securities rated lower than Baa by Moody's Investor Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Corporation ("S&P") (or, if not rated, deemed by the Fund Manager to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of these Underlying Funds' portfolios. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. The use of credit ratings to evaluate lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

LENDING PORTFOLIO SECURITIES. Some or all of the Underlying Funds may lend securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Underlying Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and may earn interest or other compensation with respect to the loaned securities. The Fund might experience risk of loss if the institution with which an Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Some or all of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery of and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund Manager on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Underlying Fund's investment portfolio.

HEDGING TRANSACTIONS. The Underlying Funds may utilize certain financial instruments (including commodity interests, forward contracts and interest rate swaps, caps and floors) both for investment purposes and to seek to hedge against fluctuations in the relative values of the Underlying Funds' portfolio positions, as a result of changes in market interest rates or otherwise. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions' value. Such hedge transactions also limit the opportunity for gain if the value of the portfolio positions should increase. Moreover, it may not be possible for an Underlying Fund to hedge against an interest rate fluctuation that is so generally anticipated that the Underlying Fund is not able to enter into a hedging transaction at a price sufficient to protect the Underlying Fund from the decline in value of the portfolio position anticipated as a result of such a fluctuation.


DEFAULT AND COUNTERPARTY RISK. Some of the markets in which the Underlying Funds may effect transactions are "over-the-counter" or "interdealer" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Underlying Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Underlying Funds to suffer a loss. In addition, in the case of a default, the Underlying Funds could become subject to adverse market movements while replacement transactions are executed. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where an Underlying Fund has concentrated its transactions with a single or small group of counterparties. The Underlying Funds may not have an internal credit function that evaluates the creditworthiness of their counterparties. The ability of the Underlying Funds to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Underlying Funds (and, indirectly, the Fund).

STRATEGY-SPECIFIC RISKS. Strategy risk may arise in the event of the failure or deterioration of an entire strategy such that most or all Fund Managers employing that strategy suffer significant losses. Losses may result from excessive concentration by the Fund Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Additionally, there are inherent risks associated with specific strategies (e.g., investments in: securities of distressed companies, registered investment companies, event strategies, merger and risk arbitrage, convertible arbitrage, mortgage-backed securities, asset-backed securities, high yield securities, small capitalization stocks, technology sector, life sciences sector) and losses may arise if Fund Managers are unable to hedge such risks or respond to market conditions in a timely manner.


CONCENTRATION. At times, and from time to time, the Underlying Funds' assets may be concentrated in relatively few financial instruments or, although diversified, their performance nevertheless may be correlated by market-driven forces or through the use of common risk-measurement mechanisms.

SPECIAL RISKS OF A MULTI-MANAGER STRUCTURE

The Adviser invests assets of the Fund through Underlying Funds. The success of the Fund depends upon the ability of the Adviser and Fund Managers to develop and implement investment strategies that achieve the objectives of the Fund and the Underlying Funds, respectively. For example, the inability of a Fund Manager effectively to hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Underlying Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and the Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. In addition, the overall performance of the Fund is dependent not only on the investment performance of individual Underlying Funds, but also on the ability of the Adviser to select and allocate assets among such Underlying Funds effectively on an ongoing basis. There can be no assurance that the allocations made by the Adviser will prove as successful as other allocations that might have been made or as successful as adopting a static approach in which Underlying Funds are not changed.

VALUATION OF THE PRIVATE FUNDS. The valuation of the Fund's investments in Private Funds is ordinarily determined based upon valuations provided by the Fund Managers for such Private Funds. Certain securities in which the Private Funds invest may not have a readily ascertainable market price and will be valued by the Fund Managers. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Fund Manager's compensation. Although the Valuation Committee reviews the valuation procedures used by all Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers. In addition, the net asset values or other valuation information received by the Valuation Committee from a Private Fund are typically estimated, and may be subject to later adjustment or revision by the Private Fund. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by a Private Fund. If Fund Manager valuations are consistently delayed, missing or inaccurate, the Adviser generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee would continue to value the interests without the benefit of timely and accurate Fund Manager valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero.


INFORMATION FROM FUND MANAGERS. Underlying Funds that are Private Funds may not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Investors will not have the protections of the 1940 Act with respect to its investments in those Underlying Funds. For example, funds registered under the 1940 Act are subject to provisions that limit transactions with affiliates and that require that a fund have a separate custodian and independent directors or trustees. Registered funds also are subject to reporting requirements that mandate the disclosure of the underlying instruments and investment strategies of a fund's portfolio. Although the Adviser receives detailed information from each Fund Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. The absence of such information may result in losses to a Fund. In addition, the Fund is dependent on each Underlying Fund to provide a Schedule K-1 to the Fund in a timely manner in order for the Fund to provide each Investor with a Schedule K-1 in a timely manner.


Underlying Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult to monitor whether the holdings of the Underlying Funds cause the Fund to be above specified levels of ownership in certain asset classes.

STRATEGY-SPECIFIC RISKS. Strategy risk may arise in the event of the failure or deterioration of an entire strategy such that most or all Fund Managers employing that strategy suffer significant losses. Losses may result from excessive concentration by the Fund Managers in the same investment or broad events that adversely affect particular strategies (E.G., illiquidity within a given market). Additionally, there are inherent risks associated with specific strategies (E.G., investments in: securities of distressed companies, registered investment companies, event strategies, merger and risk arbitrage, convertible arbitrage, mortgage-backed securities, asset-backed securities, high yield securities, small capitalization stocks, technology sector, life sciences sector) and losses may arise if Fund Managers are unable to hedge such risks or respond to market conditions in a timely manner.

MULTIPLE LAYERS OF FEES. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Underlying Funds, although in many cases access to these Underlying Funds may be limited or unavailable. Fund Managers are compensated on terms that may include fixed and/or performance-based fees or allocations. Generally, fixed fees to Fund Managers, if applicable, range from 1.0% to 2.0% (annualized) of the average net asset value of the Fund's investment, and performance fees or allocations range from 10% to 25% of the net capital appreciation in the Fund's investment for the year or other measurement period. If Underlying Funds themselves invest in investment companies, Investors will indirectly bear the fees of those companies as well.

DEPENDENCE OF FUND MANAGERS ON KEY PERSONNEL. Substantially all of the Fund Managers are dependent on the services of one or two persons. The loss of such individuals could have a substantial adverse impact on the performance of assets managed by that Fund Manager and/or make it impossible for a Fund Manager to continue to manage assets for the applicable Underlying Fund.

NO CONTROL OVER UNDERLYING FUNDS. The Adviser has no control over the investments made by an Underlying Fund and the financial instruments it trades (including determining the selection or creditworthiness of counterparties with which, and the exchanges on which, such Underlying Fund trades) or the leverage utilized or the risks assumed by such Underlying Fund. It may be difficult, if not impossible, for the Adviser to protect the Fund from the risk of a Fund Manager's fraud, misrepresentation or material strategy alteration.

INDEPENDENT FUND MANAGERS. Each Fund Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Fund Managers and the Fund generally. Accordingly, a Fund Manager with positive performance may receive compensation from the Fund, and, thus, indirectly from Investors, even if the overall investment return of the Fund is negative. Investment decisions for the Underlying Funds are made by the Fund Managers entirely independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

PROPRIETARY INVESTMENT STRATEGIES. Selected Underlying Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Fund Manager or the Adviser. The Fund Managers generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by a particular Underlying Fund may become less profitable over time as market conditions change.

DISADVANTAGES OF REPLACING FUND MANAGERS. If the Adviser elects to replace or allocate Fund assets away from a Fund Manager that has a "loss carryforward," the Fund would lose the "free ride" of any potential recoupment of the prior losses. In addition, the new Fund Manager would earn performance-based compensation on the first dollars of investment profits.

POSSIBLE ADVERSE EFFECTS OF INCREASING THE ASSETS MANAGED BY THE FUND MANAGERS. A Fund Manager may be limited in the amount of assets that it can successfully manage by the difficulty of executing substantially larger trades in order to reflect larger equity under management and the restrictive effects of legal position limits and/or restraints on disposition and possible market illiquidity. The rates of return recognized on the investment and/or trading of a limited amount of assets may have little relationship to those a Fund Manager can reasonably expect to achieve trading larger amounts of funds. A Fund Manager may not have agreed to limit the amount of additional equity which it may manage and, therefore, there can be no assurance that a Fund Manager's strategies will not be adversely affected by the additional equity represented by additions to the Fund's account or otherwise.

SUB-ADVISED ACCOUNT ALLOCATIONS. The Fund may place assets with a number of Fund Managers through opening discretionary managed accounts rather than investing in Private Funds. Sub-Advised Accounts would be subject to the Fund's investment restrictions and the 1940 Act. In addition, the Sub-Advised Accounts could, depending on the investment program utilized, expose the Fund to theoretically unlimited liability, and it is possible, given the leverage which certain of the Fund Managers may use to achieve their investment objectives, that the Fund could lose more by being invested in a Sub-Advised Account directed by a particular Fund Manager than if the Fund had been invested in a Private Fund managed by such Fund Manager.


INVESTMENTS IN NON-VOTING STOCK. Under the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an Underlying Fund, the Underlying Fund may be deemed to be an "affiliated person" of the Fund. If an Underlying Fund is deemed to be an "affiliated person" of the Fund for purposes of the 1940 Act, limitations may be imposed on transactions between, on one hand, the Underlying Fund and its affiliated persons and, on the other hand, the Fund and its affiliated persons, including potentially the Adviser and other funds managed by the Adviser.

To avoid these potential adverse regulatory consequences imposed under the 1940 Act, the Fund may, at the time of investment, elect to invest in a class of an Underlying Fund's non-voting securities (if such a class is available) or may, in a written contract with the Underlying Fund, waive voting rights associated with all or a portion of an Underlying Fund's voting securities held by the Fund. The Adviser determines whether the Fund will invest in non-voting securities or waive voting rights as part of its investment process. To the extent that the Fund holds non-voting securities of an Underlying Fund that issues voting securities or waives its voting rights, the Fund will not be able to vote on matters that require the approval of a specified percentage of voting securities in the Underlying Fund. This restriction could diminish the influence of the Fund in an Underlying Fund and adversely affect its investment in the Underlying Fund, which could result in unpredictable and potentially adverse effects on Investors.


DELAYS IN INVESTMENT IN UNDERLYING FUNDS. It is the intention of the Adviser that at all times the Fund will be fully invested in Underlying Funds. However, from time to time, one or more Underlying Funds may limit the amount of additional capital that they will accept from the Fund. In addition, even when additional investments are permitted by Underlying Funds, the Fund may make additional investments in an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of such Underlying Fund. In any such event, pending the allocation to additional Underlying Funds, or the agreement of the existing Underlying Funds to accept additional capital contributions from the Fund, initial or additional capital contributions made by Investors may be temporarily invested in money market instruments which may, subject to applicable law, include money market funds sponsored by and/or advised by the Adviser or its affiliates. Under these circumstances, continued sales of Interests will dilute the participation of existing Investors in the Underlying Funds in which the Fund is invested.

REPURCHASES; RE-ALLOCATION OF INVESTMENTS. As discussed above, the Adviser intends to invest the assets of the Fund in at least 15 Underlying Funds managed by independent Fund Managers. Under the terms of the governing documents of Underlying Funds, the ability of the Fund to withdraw any amount invested therein may be subject to restrictions and conditions, including restrictions on the withdrawal of capital for an initial period of as long as two years, restrictions on the amount of redemption requests and the number of times a year when redemption requests can be made (which could be no more frequently than annually), and investment minimums which must be maintained. Consequently, the ability of the Fund to repurchase all or any portion of an Investor's Interest may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Underlying Funds, the amount and timing of a repurchase offer in relation to the time remaining of any restricted periods imposed by the Underlying Funds, the next regularly scheduled redemption dates of the Underlying Funds and the satisfaction of other conditions. Investors whose Interests are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase. Further, repurchases of Interests, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the Underlying Funds. Also, the ability of the Adviser to reallocate investments among existing or new Underlying Funds or to replace an existing Fund Manager at any particular time may be adversely affected by such restrictions and conditions. The ability of an

Investor to request a repurchase of all or any portion of a Capital Account is also subject to the other conditions discussed herein. (See "Repurchases of Interests and Transfers.")


SUBSTANTIAL FEES AND EXPENSES PAYABLE REGARDLESS OF PROFITS. The Fund will incur obligations to pay management and performance compensation to the Fund Managers, the Management Fee to the Adviser, and the Fund's (and, indirectly, the Underlying Funds') operating, legal, accounting, auditing and other related expenses and fees, including the costs of offering Interests. The foregoing expenses are payable regardless of whether any profits are realized. In addition, performance-based compensation may be paid to the Fund Managers (See "Risk Factors - Incentive Compensation").

ENFORCEMENT RISK; HEDGE FUND MANAGERS' ACTIVITIES. There have been a number of widely reported instances of violations of securities laws involving hedge funds through the misuse of confidential information, diverting or absconding with assets, falsely reporting values and performance, and other violations of federal and state securities laws. These violations can result in significant liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. If any of the Fund Managers had committed such violations, the performance records of related Underlying Funds could be misleading. Furthermore, the Fund could be exposed to losses if an Underlying Fund engaged in these violations.

As a result, the SEC has recently passed new rules that will require advisers of certain hedge funds to register as "investment advisers" under the 1940 Act. It is difficult to predict what effect these new rules might have on the Fund. It is possible that Fund Managers may change their investment approaches when they become newly subject to SEC oversight, may increase management fees for Underlying Fund investments to cover costs of compliance with the new rules, and may increase the length of applicable lock-up periods imposed by Underlying Funds managed by Fund Managers who wish to remain exempt from registration under the 1940 Act. In addition, the regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and this change is expected to continue for the foreseeable future. The effect of regulatory change on the Fund, while impossible to predict, could be substantial and adverse.


OTHER RISK FACTORS. Underlying Funds generally are permitted to redeem their interests in-kind. Thus, upon the withdrawal by the Fund of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser will seek to dispose of these securities in a manner that is in the best interests of the Fund.

A noncorporate Investor's share of the investment expenses of the Fund (including any asset-based fees at the Fund and Underlying Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate Investor's alternative minimum tax liability.

The Fund may agree to indemnify certain of the Underlying Funds and their Fund Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

CHANGES TO INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS

The investment objective of the Fund is not fundamental and may be changed by the Board. Except as otherwise stated in this Prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide prior notice to Investors of any material change to the investment objective, material policies and material restrictions of the Fund. However, the Fund reserves the right not to do so where the Board determines that doing so would not be in the best interests of the Fund, for instance due to unusual or rapidly changing market conditions. In any event, it is possible that Investors will not be able to exit the Fund before changes take effect.


BORROWING


The Fund may borrow on a short-term basis to facilitate investments or cash management or to cover operating expenses. In addition, the Fund is authorized to make margin purchases of securities and to borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage" is speculative and involves certain risks. (See "Risk Factors - Risk of Securities Investing - Leverage.") Although leverage presents opportunities for increasing investment returns, it may also increase losses. Leverage magnifies the effect of events that affect, directly or indirectly, the value of the Fund's investments. In addition, interest expenses associated with leverage may affect the operating results of the Fund. The Fund does not currently intend to employ leverage.


BANKING REGULATION

The Adviser is a wholly owned subsidiary of Bank of America Corporation, and as such is subject to regulation under banking law, including for certain affiliates the Bank Holding Company Act of 1956, as amended, and to regulation by U.S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions and relationships between Bank of America, N.A. and its affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

INCENTIVE COMPENSATION


The Fund  typically  incurs  advisory  fees  and  allocations  (asset-based  and performance-based) payable to the Fund Managers in connection with its investments in the Underlying Funds. Such arrangements may create incentives for the Fund Managers to engage in riskier transactions than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the performance of other Fund Managers or the Fund as a whole in a given year is negative. In addition, because such performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation of assets, the allocation may be greater than if it were based solely on realized gains.

LIQUIDITY RISKS


Interests in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, an Investor may not be able to dispose of Interests in the Fund. No Investor has the right to require the Fund to redeem its Interests. Depending on market conditions and other factors, the Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in June and December. The Fund's ability to repurchase its Interests may be limited by its ability to withdraw funds from Underlying Funds, however. (See "Risk Factors - Special Risks of a Multi-Manager Structure - Repurchases; Re-Allocation of Investments.")


NON-DIVERSIFIED STATUS

There are no percentage limitations imposed by law on the percentage of the Fund's assets that may be invested in the securities of any one issuer. However, it is generally intended that not more than 10% of the assets of the Fund will be invested in any single Underlying Fund. The Adviser believes that this approach will help to reduce overall investment risk.

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY


INCOME TAX LIABILITY IS ANTICIPATED TO EXCEED DISTRIBUTIONS. Investors will be taxed on their allocable share of the Fund's taxable income, whether or not any amounts have been or will be distributed to them by the Fund. There is no present intention to make distributions. Accordingly, it is anticipated that Investors will incur tax liabilities as a result of being allocated taxable income from the Fund even though the Fund will not make current cash distributions with which to pay such taxes.

TAXES AND ECONOMICS MAY NOT MATCH DURING A CALENDAR YEAR. The income tax effects
of  the  Fund's   transactions   to  Investors  may  differ  from  the  economic
consequences of those transactions during a calendar year.

POSSIBILITY OF A TAX AUDIT. The Fund's tax returns might be audited by a taxing authority. An audit could result in adjustments to the Fund's tax return. If an audit results in an adjustment, Investors may be required to file amended returns and to pay additional taxes plus interest.

LIMITATIONS ON DEDUCTIONS. Tax laws in certain cases may limit an Investor's ability to deduct certain losses, including capital losses, and operating expenses allocable to it.

LIMITS ON DEDUCTIBILITY OF PASSIVE ACTIVITY LOSSES. It is expected that under applicable income tax regulations all Fund income, gains and losses allocable to non-corporate (and certain corporate) Investors will be treated as non-passive activity income, gains and losses. Accordingly, such Investors will be unable to offset their passive activity losses from other investments against their income from this investment, but Fund losses will not be subject to the limitations imposed on the deductibility of passive activity losses.

SCHEDULES K-1 MAY BE DELAYED; COMPLEX ADDITIONAL FORMS. The Fund may be unable to provide a final Schedule K-1 to Investors for any given tax year until after April 15 of the following year. Accordingly, it is anticipated that Investors will be required to obtain an extension of the filing date for their income tax returns at the federal, state and local levels. An investment in the Fund may result in an Investor's having to file complicated additional forms or schedules with his or its own tax returns. For example, if the Fund invests in any foreign mutual funds, Investors will be required to file an IRS Form 8621 with their tax returns with respect to such investments. If the Fund generates tax losses from certain so-called "reportable" transactions and the tax losses from such transactions allocable to an Investor exceed specified limits, the Investor will be required to file an IRS Form 8886 with his or its own tax returns.


The Fund does not intend to make periodic distributions of net income or gains, if any, to Investors. Whether or not distributions are made, Investors are required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income. The amount and times of any distributions is determined in the sole discretion of the Board.

Investors will likely be required to request extensions of time to file their personal income tax returns. The Fund does not expect to be able to provide estimates of each Investor's taxable income before the due date for filing extensions and paying estimated taxes. Investors should consult their tax advisers concerning how such delayed reporting may affect them.


THE FOREGOING LIST OF PRINCIPAL RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OR EXPLANATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS AND CONSULT WITH THEIR OWN ADVISERS BEFORE DECIDING TO INVEST IN THE FUND. ADDITIONAL INFORMATION MAY ALSO BE FOUND IN THE SAI. IN ADDITION, AS THE INVESTMENT PROGRAM OF THE FUND DEVELOPS AND CHANGES OVER TIME, AN INVESTMENT IN THE FUND MAY BE SUBJECT TO ADDITIONAL AND DIFFERENT RISK FACTORS. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.



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                              CONFLICTS OF INTEREST
--------------------------------------------------------------------------------

BAIA and its affiliates and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund, (collectively, for the purposes of this section "BAIA Affiliates"), are engaged in business unrelated to the Fund. This is a consideration of which the Investor should be aware. Set forth below is disclosure related to a number of possible conflicts that may arise. This disclosure is not intended to be exhaustive.

BAIA Affiliates are active participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund directly or
indirectly   invests.   As  such,  BAIA  Affiliates  are  actively   engaged  in
transactions in the same securities and other instruments in which the Underlying Funds selected by BAIA may invest. The proprietary activities or portfolio strategies of BAIA Affiliates and Fund Managers, or the activities or strategies used for accounts managed by BAIA Affiliates or Fund Managers for other customer accounts, could conflict with the transactions and strategies employed by BAIA for the Fund or the Fund Managers for the Underlying Funds and could affect the prices and availability of the securities and instruments in which the Fund invests directly or indirectly through its investments in Underlying Funds. BAIA Affiliates' and the Fund Managers' trading activities are carried out without reference to positions held directly or indirectly by the Fund and may have an effect on the value of the positions so held or may result in their having an interest in an issuer that is adverse to that of the Fund. Neither BAIA Affiliates nor the Fund Managers are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, BAIA Affiliates and the Fund Managers may directly or indirectly compete with the Fund for appropriate investment opportunities.

BAIA Affiliates may create, write or issue derivative instruments where the counterparty is an Underlying Fund in which the Fund has invested or the performance of which is based on the performance of the Fund. BAIA Affiliates may keep any profits, commissions and fees accruing to them in connection with their activities for themselves and other clients, and the fees or allocations from the Fund to BAIA Affiliates are not reduced thereby.


Conflicts also may arise because the BAIA Affiliates and the Fund Managers and their respective affiliates serve as investment managers to numerous other accounts, some of which may have investment programs similar to that Fund or the Underlying Funds, as the case may be. Although BAIA manages investments on behalf of a number of other investment funds and customer accounts, investment decisions and allocations are not necessarily made in parallel among the Fund's account and the other investment funds and customer accounts. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of other accounts managed by BAIA Affiliates. Nevertheless, the BAIA Affiliates at times, and from time to time, may elect to make, on behalf of other accounts that they manage, the same investments that the Fund makes; however, these investments may not be made in parallel and the size of these investments may not be based on the capital in each account. Rather, such investments may be allocated among accounts based on perception of the appropriate risk and reward ratio for each account, the liquidity of the account at the time of the investment and on an on-going basis, and the overall portfolio composition and performance of the account. Moreover, other accounts managed by BAIA Affiliates may make investments and utilize investment strategies that may not be made or utilized by the Fund. Accordingly, the other accounts managed by BAIA or BAIA affiliates may produce results that are materially different from those experienced by the Fund. There may be similar conflicts of interest between Fund Managers and Underlying Funds, which could indirectly disadvantage the Fund by virtue of its investments in Underlying Funds.

BAIA Affiliates from time to time may invest proprietary or client capital with portfolio managers, including Fund Managers selected for the Fund, and may also invest in the same Underlying Funds that may be purchased for the Fund or in the Fund directly. BAIA Affiliates may have other business relationships with such Fund Managers and/or Underlying Funds, including without limitation prime brokerage relationships.




BAIA provides investment management services to other clients, including other multi-manager funds and managed accounts that follow investment programs substantially similar to that of the Fund. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, BAIA is required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than it would ideally allocate if it did not provide investment management services to other clients. In addition, BAIA may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by BAIA or its affiliates have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. BAIA attempts to allocate limited investment opportunities among the Fund and its other client accounts in a manner it believes to be reasonable and equitable.


Subject to applicable law, BAIA may allocate assets of the Fund to Fund Managers affiliated with it or with which BAIA Affiliates have a business relationship, but not on terms more favorable to such Fund Managers than could be obtained through arm's length negotiation. Such business relationships could include agreements pursuant to which a BAIA Affiliate provides services to a Fund Manager and is compensated by receiving a share of such Fund Manager's revenue, including revenue based on a percentage of the Fund Manager's assets under management. BAIA Affiliates may enter into placement agent agreements with a Fund Manager, pursuant to which such Fund Manager may compensate BAIA Affiliates for referring investors (other than the Fund) to the Fund Manager.


Subject  to  applicable  law,  the Fund may enter  into  transactions  with BAIA
Affiliates. BAIA will, to the extent required by law, obtain the appropriate consents prior to entering into such transactions. Accordingly, the Fund may buy investments from, and sell investments to, BAIA Affiliates, and BAIA Affiliates may act as the Fund's counterparty in connection with swaps, options, forward contracts and other derivatives.



The Fund Managers may manage other accounts and may have financial incentives to favor certain of such accounts over the Fund or the Underlying Funds. Any of their proprietary accounts and other customer accounts may compete with the Fund or the Underlying Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund or the Underlying Funds. The Fund Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.


A Fund Manager may purchase investments that are issued, or the subject of an underwriting or other distribution, by a BAIA Affiliate. A Fund Manager may invest, directly or indirectly, in the securities of companies affiliated with BAIA or in which a BAIA Affiliate has an equity or participation interest. The purchase, holding and sale of such investments for the Fund may enhance the profitability of the BAIA Affiliate's own investments in such companies.

Each Fund Manager has sole discretion to designate from time to time the broker-dealers through which transactions will be executed, including affiliates of BAIA ("Affiliated Brokers"). Therefore, BAIA has a conflict of interest between its duty to allocate the Fund's assets among Underlying Funds without concern for the broker-dealers which such Underlying Fund may be utilizing and its interest in allocating the Fund's assets among Underlying Funds that utilize Affiliated Brokers, thereby generating increased brokerage revenue for the Affiliated Brokers.

In selecting brokers to effect transactions for an Underlying Fund on a best execution basis, a Fund Manager may consider in addition to price, factors such as the quality of brokerage services, including such factors as execution capability, willingness to commit capital, creditworthiness and financial stability, financial responsibility and strength, the broker's facilities, reliability, clearance and settlement capability and any research products or services provided by such broker. Accordingly, if a Fund Manager determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products or services provided by such broker, transactions executed by such Fund Manager may not always be executed with the lowest available commissions. Research products or services provided to the Fund Manager may include research reports on particular industries or companies, economic surveys or analyses, recommendations as to specific securities, and other products or services, providing lawful and appropriate assistance to the Fund Manager in the performance of its investment decision-making responsibilities. Where a product or service obtained with commission dollars provides both research and non-research assistance to a Fund Manager, such Fund Manager makes a reasonable allocation of the cost which may be paid for with commission dollars. Typically, research received by a Fund Manager from a broker-dealer will be used to service all of the accounts of such Fund Manager. Nevertheless, such investment information provides an Underlying Fund with benefits by supplementing the research otherwise available to the Underlying Fund. However, there can be no assurance that such Underlying Fund will derive a benefit proportionate to the cost effectively borne by it.


If a Fund Manager seeks to purchase or sell the same financial instruments for an Underlying Fund and other accounts managed by such Fund Manager (including managed accounts of employees and other related accounts), it is authorized to bunch orders for the Underlying Fund with orders of other clients and to allocate the aggregate amount of the investment purchased or sold among such accounts. When executions occur at different prices during the day, a Fund Manager generally will give participating clients the average price in that security during the day. If the amount that a Fund Manager has been able to execute in the desired price range is not sufficient to fill all of its orders, the total amount executed will be allocated to its accounts in a manner determined in the discretion of such Fund Manager to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold by the Fund Manager on behalf of an Underlying Fund.



An investor may also receive portfolio management advice in some different capacity (such as a beneficiary of a trust administered by a BAIA Affiliate) from a BAIA Affiliate. Accordingly, such an investor should be aware that the BAIA Affiliate may have a conflict of interest when proposing the Fund for investment because BAIA and BAIA Affiliates may receive two levels of fees from such an investor - a fee to the BAIA Affiliate providing advice in this other capacity and an indirect fee to BAIA for its management of the Fund. In addition, there may be arrangements between BAIA Affiliates relating to investments in the Fund. For instance, BAIA may make an intercompany credit or adjustment to the private bank division of Bank of America, N.A., a BAIA
Affiliate, for each year, in an amount equal to 0.50% of the total assets invested in the Fund by the private bank's customers.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:


     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

     o    The  investment  management  team could  focus  their time and efforts
          primarily  on  higher-fee   accounts  due  to  a  personal   stake  in
          compensation.




Other present and future activities of BAIA Affiliates, the Fund Managers and/or their affiliates may give rise to additional conflicts of interest.


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                                 USE OF PROCEEDS
--------------------------------------------------------------------------------

The proceeds from the sale of Interests, net of fees and expenses, normally will be invested in accordance with the Fund's investment program as soon as is practicable, and generally within one month after receipt of such proceeds by the Fund.

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                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------




The Fund has a limited operating history. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's expenses. For past performance information, please refer to the section entitled "Financial Highlights."

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                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

GENERAL

The Board of Managers provides broad oversight over the operations and affairs of the Fund. The Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

THE ADVISER


BAIA serves as the Adviser of the Fund pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties under the Advisory Agreement, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors of the Fund as may be required to comply with applicable provisions of the 1940 Act. The Adviser is not required to, but may, hold Interests in the Fund. BAIA is a Delaware corporation and registered as an "investment adviser" under the Advisers Act. BAIA is a wholly-owned indirect subsidiary of Bank of America Corporation. BAIA provides investment management services to three closed-end management investment companies in addition to the Fund. BAIA's principal office is located at 100 Federal Street, Boston, Massachusetts 02110. As of March 31, 2006, BAIA had approximately $4.1 billion in assets under management.

The Fund pays the Adviser a Management Fee, computed no less frequently than quarterly, at an annual rate of 1.25% of the net assets of the Fund (before reduction for any repurchases of Interests. The Advisory Agreement was approved by a majority of the Board of Managers, including a majority of the Independent Managers, at a meeting called for such purpose on March 28, 2005. An amendment to the Advisory Agreement, effective as of December 1, 2005, was approved by the Board of Managers, including a majority of the Independent Managers, at a meeting called for such purpose on November 14, 2005. The Advisory Agreement was approved for an initial term expiring October 31, 2006, and it will be automatically renewed thereafter for successive one-year terms, unless the Board (acting on behalf of the Fund) or the Adviser elects to terminate the Advisory Agreement on 60 days' prior written notice to the other. A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Annual Report for the fiscal year ended March 31, 2006.


Prior to June 13, 2005, Banc of America Capital Management, LLC ("BACAP") (now known as Columbia Management Advisors, LLC), an advisory affiliate of BAIA, served as the investment adviser to the Fund. Investors approved the Investment Advisory Agreement with BAIA at a meeting held on June 13, 2005.


On February 9, 2005, the Distributor and certain affiliates, including the former investment adviser to the Fund (the "Columbia Group"), entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and desist orders by the Securities and Exchange Commission ("SEC") (the "SEC Orders") in connection with matters related to late trading and market timing of mutual funds advised and distributed by affiliates of the Adviser (the "Columbia Funds").


As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased tenders in Fund repurchase offers or reduced sales of Fund Interests, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

Copies of the SEC Orders are available on the SEC website at http://www.sec.gov. Copies of the NYAG Settlements are available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.


In connection with these matters, various parties have filed suit against certain Columbia Funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation (the former parent of the Adviser) and its affiliated entities and/or Bank of America Corporation and its affiliated entities. Many of these cases have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding. Other actions against certain of the Columbia Funds, advisers and affiliated entities, alleging among other things excessive fees and inappropriate use of fund assets for distribution, were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION on March 2, 2005. These actions are ongoing.


PORTFOLIO MANAGEMENT


The Fund's portfolio management decisions are made by an investment committee with representatives from portfolio management, operations, risk and other groups within the Adviser and Bank of America Corporation. The members of the investment committee as of July 28, 2006, each of whom has a vote on decisions, are identified below.


LAWRENCE R. MORGENTHAL, CFA, MANAGING DIRECTOR, ALTERNATIVE INVESTMENT GROUP AND EXECUTIVE VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. As managing director of Bank of America's Alternative Investment Group ("AI Group"), Mr. Morgenthal is charged with overseeing the entire spectrum of alternative investment products and strategies within AI Group. AI Group products include hedge fund, private equity, real estate and exchange fund investments offered to qualified investors. Prior to assuming his current position in 2002, Mr.

Morgenthal was senior managing director, director of alternative investments and director of sales at Weiss, Peck & Greer. During his four-year tenure, he managed the firm's alternative investment business consisting of venture capital, buyout and hedge funds. From 1994 to 1998, he worked for ABB Asea Brown Boveri as a manager in the firm's pension and thrift management division. Previously, Mr. Morgenthal was a senior financial analyst at AT&T (NCR Corp.) in the pension fund investment group. He began his career as a pension consultant at Preferred Pension Concepts. He has been a member of the investment community since 1988.



Mr. Morgenthal earned his MBA with high honors from the University of Michigan and a bachelor's degree in economics from the State University of New York at Binghamton. He holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.



ALLEN CHENG, MANAGING DIRECTOR, PORTFOLIO MANAGEMENT, FUND OF HEDGE FUNDS - ALTERNATIVE INVESTMENT GROUP AND SENIOR VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. Mr. Cheng joined Bank of America in 2004 as manager of AI Group's fund-of-hedge funds team. He has significant experience in the alternative investment industry, particularly in identifying, selecting and monitoring hedge fund managers across multiple investment disciplines. From 2000 to 2004, Mr. Cheng was managing director and head of research at Optima Fund Management, an investment advisory firm that specializes in alternative investments. Prior to that, he was principal and vice president at Investment Management Services where he was responsible for risk management integration and operational support services for the firm's alternative investment business. He also managed the company founder's alternative investment portfolio. Mr. Cheng began his alternative investment career at Moore Capital Management where he managed asset allocation and research for hedge fund multi-manager products.



Mr. Cheng earned a BA in Finance from the University of Maryland and an MBA degree from the University of Michigan.



JIM BOWDEN, MANAGING DIRECTOR - PORTFOLIO MANAGEMENT, PRIVATE EQUITY FUND OF FUNDS - ALTERNATIVE INVESTMENT GROUP AND SENIOR VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. Mr. Bowden has managed AI Group's private equity fund-of-funds business since its formation in 1998. In that capacity, Mr. Bowden has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business.



From 1993 to 1998, Mr. Bowden served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing Division. He continued in that capacity after Continental Bank merged with Bank of America.

From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980.

Mr. Bowden received his MBA and BBA from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.



REED MURPHY, CIMA, DIRECTOR OF CONSULTING SERVICES GROUP AND EXECUTIVE VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. As the managing director of the Consulting Services Group ("CSG") of Bank of America's Global Wealth and Investment Management ("GWIM") group, Mr. Murphy oversees all aspects of the group's research, product development, due diligence, program management and client reporting associated with its advisory and fee based separate account and mutual fund programs. CSG also encompasses a national accounts team, which is responsible for managing the firm's non-advisory mutual funds and 529 program offerings, and the All Star group, which is responsible for CSG's line-up of closed-end funds. CSG serves the firm's affluent, mass affluent, ultra high net worth and institutional clients through Bank of America Premier Banking & Investments, The Private Bank of Bank of America, and their extensions including International Private Bank, Family Wealth Advisors, Philanthropic Management Services, and Retirement Services Group. Mr. Reed joined Bank of America in March 2002.

Mr. Murphy chairs GWIM's Investment Strategy and Portfolio Management Committees. The Investment Strategies Committee is responsible for defining and distributing investment strategies across GWIM, including but not limited to, economic, market and asset allocation advice. The Portfolio Management Committee is responsible for the approval and oversight of investment manager offerings, portfolio construction methodologies and the discretionary management of separate account, mutual fund and ETF portfolios.

Prior to joining Bank of America, Mr. Murphy worked for First Union where he served in several capacities with the firm's investment consulting division. As senior vice president, his responsibilities included roles as research director, regional investment consulting representative, and product management for the organization's separate account program offerings. Mr. Murphy's background also includes tenure as director of investment consulting services for a regional brokerage firm. In this role, he was responsible for the group's marketing, research, operations and institutional services for all fee-based programs. He has been a member of the investment community since 1991.

Mr. Murphy graduated summa cum laude from Saint Louis University with a degree in finance. He was awarded membership to the Beta Gamma Sigma Business Honor Society. He holds an Investment Strategist Certification and earned the Certified Investment Management Analyst (CIMA) designation, both from the Wharton School of Business and the Investment Management Consultants Association
(IMCA). Mr. Murphy is a current member of the Managed Money Institute (MMI) where is co-chair of the Bank Distribution and Services Committee. He is also a member of the Investment Management Consultants Association (IMCA) and the Global Association of Risk Professionals (GARP).

WILLIAM W. MARTIN, SENIOR VICE PRESIDENT, RISK EXECUTIVE, BANK OF AMERICA. Mr. Martin is the Risk Management Executive for Columbia Management Group and AI Group at Bank of

America. In this role, which he has held since May 2005, he is responsible for managing market, credit and operational risk across ~ $400 billion of assets managed in Active Equities, Quantitative Strategies, Cash Investments, Fixed Income, Funds of Hedge Funds, Private Equity and Real Estate. Mr. Martin joined BAC in May 2005 from INVESCO, where he was Global Head of Investment Risk Management, responsible for risk management and performance measurement across ~ $200 billion of assets managed in investment centers around the world, covering Equities, Fixed Income, Structures Products, CDOs/CLOs, Hedge Funds, Private Equity and Real Estate. During his tenure, INVESCO achieved "global" AIMR GIPS compliant status, covering all assets under management. Prior to that, he was Global Head of Risk Management at the Royal Bank of Scotland Group, responsible for strategic, credit, market and operational risk across the Group's businesses.

In addition, Mr. Martin is Chairman of the Board of Trustees & Executive Committee for the Global Association of Risk Professionals, a not-for-profit association of 40,000 risk professionals around the world, offering education in all areas of risk management. Within GARP, Mr. Martin is also a member of the Editorial Board of the GARP Digital Library.



Mr. Martin earned his bachelor of business administration degree in Management Science from the Baruch School of Business Administration of the City University of New York in 1978.



JOSEPH P. QUINLAN, MANAGING DIRECTOR, CHIEF MARKET STRATEGIST - INVESTMENT STRATEGIES GROUP AND SENIOR VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. As Managing Director and Chief Market Strategist, Mr. Quinlan oversees the development and implementation of investment strategies to institutional and high-net-worth individuals, families and foundations for investment representatives, financial advisors and portfolio managers within The Private Bank, Banc of America Investment Services, Inc. (BAI) and GWIM. In this role, he surveys and evaluates the range of views across the financial marketplace, helps develop the firm's overall investment strategy and communicates the organization's point of view. Mr. Quinlan joined Bank of America in June 2003.

With nearly 20 years of financial services experience, Mr. Quinlan most recently served as a senior global economist/strategist for Morgan Stanley. Mr. Quinlan started his career with Merrill Lynch.

Mr. Quinlan earned his Master's in Political Economics and International Development from Fordham University and a BA in Political Science from Niagara University. Mr. Quinlan lectures on finance at New York University, where he has been a faculty member since 1992. In 1998 he was nominated as an Eisenhower Fellow and is currently a Fellow at the Paul H. Nitze School of Advanced International Studies of Johns Hopkins University and a Senior Fellow at the German Marshal Fund.

He has published more than 125 articles on economics, trade and finance, with publications appearing in such venues as FOREIGN AFFAIRS, THE FINANCIAL TIMES, THE WALL STREET JOURNAL and BARRON'S. He is the author, co-author, editor or contributor to eight books. He regularly appears on CNBC as a guest host on Squawk Box, as well as Bloomberg television, PBS and other media venues.

ALISON BALLARD, CFA, DIRECTOR OF RESEARCH - CONSULTING SERVICES GROUP AND VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. Ms. Ballard oversees CSG's mutual fund and separate account manager research efforts and the facilitation and development of topic papers and other advice-related deliverables for advisors and their clients. Ms. Ballard manages the analysts on the CSG Research team. Prior to joining Bank of America in June 2005, Ms. Ballard most recently served as the director of manager research and chair of the Due Diligence Committee at New England Pension Consultants ("NEPC"), where she was responsible for monitoring and assessing all investment managers across NEPC's diverse client base. Initially employed as a senior research analyst specializing in fixed income managers, Ms. Ballard was promoted to director of manager research in January 2002. At the time of her departure, assets under advisement were in excess of $225 billion. Her prior work experience also includes positions at Brown Brothers Harriman, Batterymarch Financial Management and Mellon Trust. Ms. Ballard is a CFA(R) charter holder and a member of both the CFA Institute and the Boston Security Analysts Society. She completed her M.B.A. at Warwick University in Warwickshire, England.

DAVID M. HOHMANN, DIRECTOR OF FUND ADMINISTRATION OPERATIONS - ALTERNATIVE INVESTMENT GROUP AND SENIOR VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. Mr. Hohmann has been involved with the alternative investment industry for the past eight years. He is currently responsible for fund administration and operations of AI Group. In that capacity he is responsible for the funds' financial and tax reporting, accounting, audit and cash management functions. Prior to his current position, which he assumed in November 2005, he served as the Director of Fund Administration for AI Group's private equity fund of funds group at Bank of America. Previously to that he served as the Division Controller of FleetBoston's Principal Investing Group, where he had accounting responsibility for the group's direct private equity portfolio as well as the group's Fiduciary business. Mr. Hohmann was a Senior Associate in the Audit and Assurance practice of PricewaterhouseCoopers, specializing in the investment management industry. He received his undergraduate degree from the University of Massachusetts at Boston in 1991. Mr. Hohmann also served in the United States Naval Reserves until 1994. Mr. Hohmann is a certified public accountant.

NICHOLE QUINN, CIMA, MANAGING DIRECTOR, PRODUCT MANAGEMENT, DEVELOPMENT AND MARKETING - ALTERNATIVE INVESTMENT GROUP AND SENIOR VICE PRESIDENT, BANC OF AMERICA INVESTMENT ADVISORS, INC. As Managing Director, Ms. Quinn is responsible for overseeing all aspects of AI Group's marketing, product management and product development efforts. Prior to assuming this role in July 2006, Ms. Quinn was Managing Director, Product Management for the Consulting Services Group at Bank of America. In that role, her primary responsibilities included overseeing product management, communication, marketing, and a supporting sales desk for the fee-based platform. Prior to joining Bank of America in January 2002, Ms. Quinn was Director of the Northeast in a sales role at Wachovia Securities (formerly First Union Securities). Prior to that role, Ms. Quinn helped to build the fee-based platform at First Albany Inc., a regional investment firm in upstate New York. Ms. Quinn completed the Certified Financial Planner Education Program and holds a Certified Investment Management Analyst designation. Ms. Quinn is a member of the Investment Management Consultants Association.

The  SAI  provides   additional   information   about  the  committee   members'
compensation, other accounts managed by them and their ownership of Fund Interests.


ADMINISTRATION, ACCOUNTING, CUSTODY AND OTHER SERVICES

The Fund has retained BAIA to serve as the Administrator for the Fund. Pursuant to an agreement (the "Administration Agreement"), the Administrator provides, or arranges to provide, accounting, administrative and transfer agency services to the Fund. SEI has been retained as a sub-administrator to assist by providing certain accounting, administration and transfer agency services to the Fund. Pursuant to the terms of the Administration Agreement, the Fund pays the Administrator an amount equal to the fees payable by the Administrator to SEI under the sub-administration agreement. This amount includes a fee of 0.07% of the Fund's net assets and a fee for various other investor servicing and tax-related fees and reimbursement obligations. The asset-based fee is subject to breakpoint discounts to the extent Fund assets exceed certain threshold amounts. Prior to December 1, 2005, the Fund paid the Administrator a fee at an annual rate of 0.25% of the Fund's net asset value. Prior to June 2005, the Distributor served as Administrator.


The Fund's cash and securities are held under a Custodian Agreement by SEI Private Trust Company ("SEI Trust"). The Fund's assets are held under a bank custodianship in compliance with the 1940 Act. The principal address of SEI and SEI Trust is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Trust has also retained The Bank of New York to serve as sub-custodian to the Fund. The principal business address of The Bank of New York is 101 Barclay Street, 21 W Floor, New York, New York 10286.

The Fund has also retained PFPC Inc. under a Regulatory Administration Services Agreement to provide certain regulatory administration services, such as, among other things, preparing Board meeting materials, assisting in regulatory filings and preparing registration statements and amendments thereto. The principal business address of PFPC, Inc. is 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund has agreed to pay PFPC Inc. a monthly fee at an annual rate of 0.015% of the average net assets of the Fund, subject to a minimum annual fee which is currently $30,000. The Fund has also agreed to reimburse PFPC Inc. for certain expenses and to pay PFPC Inc. activity-specific fees.



FUND EXPENSES


The Fund bears, among others, the following expenses: (a) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research expenses and professional fees (including, without limitation, expenses of consultants and experts relating to investments), reasonable out of pocket expenses incurred in monitoring and evaluating Underlying Funds and Fund Managers (E.G., security background inquiries regarding existing and prospective Fund Managers), interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on non-U.S. dividends; (b) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws; (c) the costs and expenses of holding meetings of the Board and any meetings of Investors, including costs associated with the preparation and dissemination of proxy materials; (d) the fees and disbursements of Fund counsel, legal counsel to the Fund's Independent Managers, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund; (e) the Management Fee; (f) the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund; (g) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board; (h) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;
(i) any entity-level taxes; and (j) such other expenses as may be approved by the Board.


All fees and expenses, duties and charges are charged to the Fund as the Board determines to be reasonable. In the case of any fees or expenses of a regular or recurring nature, such as audit fees, the Board may calculate such fees and expenses on an estimated figure for yearly or other periods in advance and accrue the same in equal proportions over any period.

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                                  FISCAL PERIOD
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A new accounting period ("Fiscal Period") will commence on the first day of each fiscal year, on each date of any capital contribution to the Fund and on each date next following the date of repurchase of an Investor's Interest (in whole or in part), and the prior Fiscal Period will end on the date immediately preceding such date of commencement of a new Fiscal Period.

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                             INVESTOR QUALIFICATIONS
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Interests are only being offered to Investors that are qualified Investors. Currently, qualified Investors include (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers" as defined by the 1940 Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are offered only to Investors that are U.S. persons for Federal Income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. A form of this investor certification is contained in Appendix A of this prospectus, although the actual certification may differ. The Fund is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right, in its sole discretion, to reject any order for the purchase of an Interest or to suspend the offering of Interests at any time.

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                     REPURCHASES OF INTERESTS AND TRANSFERS
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NO RIGHT OF REDEMPTION OR TRANSFERS

No Investor or other person holding an Interest or a portion of an Interest acquired from an Investor has the right to require the Fund to redeem that Interest or any portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity is provided only through limited repurchase offers that are made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests - Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

The Fund expects to make offers, from time to time, to repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, and are generally offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser. Depending on market conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of June 30 and December 31 of each year. The LLC Agreement provides that the Fund will be dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, for repurchase of its Interest, has not been repurchased by the Fund within a period of two years from the date of the request. See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The Board may also consider the following factors, among others, in making its determination:

     o whether any Investors have requested the repurchase of Interests or portions thereof by the Fund;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Interests or portions thereof;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences to the Fund or its Investors of any proposed repurchases of Interests or portions thereof.

The Board will determine that the Fund repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated price of their Interests from the Adviser during the period the offer remains open. Investors should be aware that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase.


Although the Fund has the option to pay all or a portion of the payments owed to tendering Investors by distributing marketable securities, these payments will generally be made in cash. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Investors not tendering Interests for repurchase. In the event that the Fund distributes securities in-kind, it is expected that all Investors whose Interests are being repurchased will receive, to the extent practicable, the same proportion of their respective distributions on an in-kind basis. Securities paid to Investors in-kind may be subject to liquidity restrictions which may limit the ability of Investors to redeem such securities for cash. (See "Risk Factors - Limited Liquidity.") Payments owed to tendering Investors may consist of a non-interest bearing, non-transferable promissory note entitling the Investor to the payments described in "Repurchase Procedures." Repurchases are effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Investors in accordance with the terms of the offer to repurchase.

An Investor that tenders all or part of its Interest may have a taxable event when the Interest is repurchased. Gain, if any, is recognized by a tendering Investor only as and after the total proceeds received by the Investor exceed the Investor's adjusted tax basis in the Interest. A loss, if any, is recognized only upon tendering its entire Interest and only after the Investor has received full payment under the promissory note that is given to the Investor prior to the Fund's payment of the repurchase amount. Special rules apply if the Fund distributes securities to the tendering Investor. (See "Capital Accounts - Allocation of Net Profits and Net Losses; Expense Allocations.")


REPURCHASE PROCEDURES


The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) is the value of the Investor's Capital Account (or portion thereof being repurchased) determined as of a specified valuation date (the "Valuation Date"), which is the same date as the expiration date of the tender offer or a day within 65 days thereafter, and is based on the net asset value of the Fund's assets as of the Valuation Date, after giving effect to all allocations to be made as of that date to the Investor's Capital Account. Investors whose Interests are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Valuation Date. Investors will have to decide whether to request that the Fund repurchase their Interests, without knowing the value of their Interests on a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Investors must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. Payment of the purchase price pursuant to a tender of Interests or portions thereof will consist of: (i) an amount equal to at least 95% of the estimated unaudited value of the Interests (or portions thereof) tendered, determined as of the Valuation Date (the "Initial Payment"); and (ii) a promissory note (the "Note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the value of the Interests (or portion thereof) tendered, determined as of the Valuation Date, determined based on the audited financial statements of the Fund, over (b) the Initial Payment. This Note, as well as any note issued in respect of the Initial Payment, may be held by the Administrator in the Investor's name. The Initial Payment (whether or not represented by a note) will be made as soon as possible after the Valuation Date in accordance with the terms of the written offer from the Fund to repurchase the Interests, and in any event, the Fund will endeavor to pay Investors not more than 60 days after the Valuation Date. The Initial Payment and other cash payments pursuant to a tender of Interests will be made by wire transfer directly to the account in which the tendering Investor held its Interest or such other account as the tendering Investor may designate in writing. Such payment will be subject upon withdrawal from the account to any fees that the institution at which the account is held would customarily assess upon the withdrawal of cash from the account. The amount of the Note is subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which is expected to be completed within 60 days after the end of each fiscal year). The Note would be payable in cash promptly after completion of the annual audit of the Fund's financial statements.

An Investor who tenders for repurchase only a portion of the Investor's Interest is required to maintain a Capital Account balance of at least $25,000. If an Investor tenders a portion of an Interest and the repurchase of that portion would cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by the rules of the SEC.


MANDATORY REPURCHASE BY THE FUND


The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if: (i) such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of an Investor; (ii) ownership of an Interest by an Investor or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; (iii) continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code of 1986, as amended (the "Code"); (iv) any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; or (v) an Interest was purchased using funds reasonably believed by the Fund or the Adviser to be derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.


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                    CALCULATION OF NET ASSET VALUE; VALUATION
--------------------------------------------------------------------------------

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any Fiscal Period in accordance with U.S. generally accepted accounting principles and the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.

The Valuation Committee values interests in Private Funds at fair value in accordance with written policies and procedures (the "Valuation Procedures") approved by the Board that seek to ensure that the Fund is able reliably to determine the value of its investments in Private Funds. The Fund's Board, including the Independent Managers, has been advised about its duties with respect to valuation as described in the Valuation Procedures. Fair value of interests of Private Funds ordinarily is the value determined by the Valuation Committee based upon the valuation reported by the Fund Manager in accordance with the policies established by the relevant Private Fund. As a general matter, the fair value of the Fund's interest in a Private Fund will represent the amount that the Fund could reasonably expect to receive from the Private Fund if the Fund's interests were redeemed at the time of the valuation, based upon information reasonably available at the time the valuation is made and that the Valuation Committee believes to be reliable. In the unlikely event that a Private Fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of the Private Fund based on the most recent value reported by the Private Fund, as well as any other relevant information available at the time the Fund values its portfolio. Prior to investing in any Private Fund, the Valuation Committee will conduct a due diligence review of the valuation methodology used by the Private Fund, which as a general matter will use market value when available, and otherwise use principles of fair value that the Valuation Committee reasonably believes to be consistent with those used by the Fund for valuing its own investments. Following the Valuation Procedures, in the absence of specific transaction activity in a particular Private Fund, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

Valuations provided to the Fund by a Fund Manager may be based upon estimated or unaudited reports, and may be subject to later adjustment or revision by the Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by a Private Fund. Accordingly, an Investor may have its Interest (or portion thereof) repurchased at a price that is higher or lower than a subsequently adjusted amount. For example, any increases in the net asset value of the Fund resulting from a subsequent adjusted valuation is entirely for the benefit of the outstanding Interests of the Fund and to the detriment of Investors who had Interests of the Fund repurchased at a price lower than the adjusted amount. The same principles apply to the purchase of Interests, and new Investors may be affected in a similar way. Although the Valuation Committee reviews the valuations provided by Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers. For more information, please refer to "Valuation of Assets" in the SAI.

Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Adviser or Fund Managers regarding appropriate valuations should prove incorrect. Also, Fund Managers may only provide determinations of the net asset value of Underlying Funds on a weekly or monthly basis, in which event it may not be possible to determine the net asset value of the Fund more frequently. If Fund Manager valuations are consistently delayed, missing or inaccurate, the Adviser generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in an Underlying Fund quickly, and could therefore be obligated to continue to hold the interests. In such a case, the Valuation Committee would continue to value the interests without the benefit of the Fund Manager valuations, and the Valuation Committee may determine to discount the value of the interests or value them at zero.

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                                CAPITAL ACCOUNTS
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GENERAL

The Fund maintains a separate Capital Account for each Investor, which has an opening balance equal to the Investor's initial contribution to the capital of the Fund (I.E., the amount of the investment less any applicable sales load). Each Investor's Capital Account is increased by the amount of any additional contributions by the Investor to the capital of the Fund. Similarly, each Investor's Capital Account is reduced by the sum of the amount of any repurchase by the Fund of the Investor's Interest, or portion thereof, plus the amount of any distributions to the Investor which are not reinvested. Capital Accounts of Investors are adjusted as of the close of business on the last day of each Fiscal Period for the purpose of allocating the net profit or net loss of the Fund during such Fiscal Period.


ALLOCATION OF NET PROFITS AND LOSSES; EXPENSE ALLOCATIONS

As of the last day of each Fiscal Period, any net profit or net loss for the Fiscal Period and any expenses shall be allocated among and credited to or debited against the Capital Accounts of the Investors in accordance with their respective Capital Account balances for such Fiscal Period.


ALLOCATIONS OF NET PROFITS AND NET LOSSES


The net profit or net loss of the Fund (including realized and unrealized gains and losses) as of the end of each Fiscal Period will be allocated to each Investor in the proportion that its Capital Account as of the beginning of such Fiscal Period bore to the aggregate of the Capital Accounts of all Investors as of the beginning of that Fiscal Period. A Fiscal Period is a portion of a fiscal year that is used for the purpose of allocating net profits and net losses due to contributions to and withdrawals from Capital Accounts during a fiscal year (see "Fiscal Period" above). Net profit and net loss of the Fund will be determined on the accrual basis of accounting using accounting principles generally accepted in the United States as a guideline (see "Calculation of Net Asset Value; Valuation" above).


TAX ALLOCATIONS


Allocations for Federal income tax purposes are generally made among Investors so as to reflect equitably amounts credited or debited to each Investor's Capital Account for the current and prior taxable years. Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to accounts, including an account of an Investor whose entire Interest is repurchased (a "Retiring Investor"), to the extent that the Capital Account balance of the Retiring Investor exceeds the Federal income tax basis in its respective Interests.


WITHHOLDING; ALLOCATION OF CERTAIN EXPENDITURES

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor are debited against the Capital Account of that Investor as of the close of the Fiscal Period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Investor are reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Investor and any successor to the Investor's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Investors, are charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges are debited to the Capital Accounts of the applicable Investors as of the close of the Fiscal Period during which the items were incurred by the Fund.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets and proportionately against the Capital Accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the Capital Accounts of those Investors who are Investors at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all those Investors, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Investors who were Investors at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

VOTING

Each Investor has the right to cast a number of votes based on the value of the Investor's Capital Account relative to the value of the Capital Accounts of all Investors at any meeting of Investors called by the Board or Investors holding 25% or more of the total number of votes eligible to be cast by all Investors. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the Board, the approval of the Advisory Agreement and the approval of the Fund's independent accountants, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

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                                      TAXES
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The following is a summary of certain aspects of the income taxation of the Fund and its Investors that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues. This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Investor or to certain Investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.


IRS CIRCULAR 230 NOTICE. TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, YOU ARE HEREBY NOTIFIED THAT THE U.S. TAX ADVICE CONTAINED HEREIN (I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE FUND AND THE
ADVISER OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of Interests. For more information on matters relating to taxation, Investors should review the discussion under "Tax Aspects" in the SAI.


TAX TREATMENT OF FUND OPERATIONS


CLASSIFICATION OF THE FUND. The Fund expects to be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation. Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.


The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. It is expected that the Interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) within the meaning of the Section 7704 Regulations and, therefore, it is expected that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of the Fund; and Investors would not be entitled to report profits or losses realized by the Fund.


As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Such taxable income and gain is required to be taken into account in the taxable year of the Investor in which the taxable year of the Fund ends. The Fund's taxable year ends on December 31.

ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net profit or net loss for each Fiscal Period is allocated among the Capital Accounts of Investors without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net profits or net losses allocated to each Investor's capital account for the current and prior fiscal years.

Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Adviser and to a Retiring Investor, in either case to the extent that the capital account of the Adviser or the Investor, as the case may be, exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If the Service successfully challenges such allocation, the Fund's gains allocable to the remaining Investors would be increased.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. These optional adjustments could either increase or decrease the value of a Fund interest to a transferee depending on the relevant facts because the election under Section 754 would increase or decrease the basis of the Fund's assets for the purpose of computing the transferee's distributive share of Fund income, gains, deductions and losses. The optional adjustments could also affect the timing and tax character of Fund allocations made to the Investors. Under the LLC Agreement, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.


The Fund must make adjustments to the basis of partnership property as though the Fund had made the election described above (1) on a transfer of a Fund interest if immediately following the transfer the adjusted tax basis of the Fund's property exceeds its fair market value by more than $250,000, or (2) on a distribution of property if the adjustment results in a basis reduction of the Fund's remaining assets of more than $250,000. These mandatory adjustments, if applicable, are expected to increase the tax accounting costs of the Fund. To assist in determining whether such mandatory adjustments must be made, the Fund may request an Investor who receives a distribution from the Fund, including in connection with a withdrawal in whole or in part, to provide the Fund with such Investor's adjusted basis in its Interest.


The Board decides how to report the partnership items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the Service audits the income tax returns of the Fund, the tax treatment of the Fund's income and deductions generally is determined at the

Fund level in a single proceeding rather than by individual audits of the Investors. An Investor chosen by the Board, designated as the "Tax Matters
Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A RETIRING INVESTOR

An Investor receiving a cash liquidating distribution from the Fund in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Investor's contributions to the Fund. However, a Retiring Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a Retiring Investor would recognize ordinary income. An Investor receiving a cash non-liquidating distribution will recognize income (but not loss) in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its Interest.

As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to the Adviser and to a Retiring Investor to the extent the Investor's Capital Account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation may result in the Retiring Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

FOREIGN TAXES

It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Investors will be informed by the Fund as to their proportionate share of the foreign taxes paid or incurred by the Fund, which they will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax-exempt will not ordinarily benefit from such credit or deduction.


CERTAIN REPORTING REQUIREMENTS WITH RESPECT TO FOREIGN INVESTMENTS

An Investor may be subject to certain reporting requirements requiring the Investor to file information returns with the Service with respect to certain transfers of cash or property by the Fund to a foreign partnership. An Investor also may be required to report certain transfers by the Fund to a foreign corporation if, in general, such Investor's proportionate share of the investment held through the Fund, as well as directly or by attribution, exceed certain thresholds. In addition, an Investor that acquires, directly or indirectly through the Fund, 10% by vote or value of the stock of a foreign corporation must report certain acquisitions or dispositions of, or proportional changes of, its interest in the foreign corporation. It is not expected that an Investor's indirect interest in a Fund investment in a foreign corporation will equal 10% of the voting power of the foreign corporation by reason of the Fund's share of such an investment. Investors may also be subject to filing requirements with respect to the Fund's investments in foreign corporations classified as "passive foreign investment companies" regardless of the size of such Investor's interest. The Fund has not committed to provide information about the Fund's investments that may be needed to complete any reporting requirements. Investors are urged to consult with their own tax advisers with respect to these reporting requirements.


STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Investor is a resident. A partnership in which the Fund acquires (directly or indirectly) an interest may conduct business in a jurisdiction that will subject to tax an Investor's share of the partnership's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

STATE, LOCAL AND OTHER TAXES. In addition to federal income tax considerations, an investment in the Fund may be affected by potential state and local income tax consequences. In particular, an Investor may be required to report such Investor's distributive share of the income of the Fund to the state and municipality in which the income is deemed to have been earned or "sourced" and pay taxes on that income to those taxing jurisdictions as well as having to report and pay taxes on such income to the Investor's state of residence. Moreover, certain states, including North Carolina, require a partnership to withhold taxes on partnership income sourced in such jurisdiction that is allocable to certain nonresident partners and may limit the ability of partners to utilize their share of partnership losses to offset other income and gains that are taxable by such jurisdiction. The extent to which, if any, that the Fund's income may be sourced to North Carolina or other states will depend on the particular investments made by the Fund and the Underlying Funds.


In addition to income taxes, the Fund and the Investors may be subject to other state and local taxes. Such may include unincorporated business taxes, franchise taxes, gift, estate and inheritance taxes, and intangible property taxes. Please refer to "Tax Aspects - State and Local Taxation" in the SAI for a further discussion of the potential state and local tax consequences of an investment in the Fund, including potential New York state tax consequences.


Prospective Investors should consult their tax advisors with respect to the possible effect of such state, local and other taxes on an investment in the Fund.


SCHEDULES K-1 MAY BE DELAYED; COMPLEX ADDITIONAL FORMS. The Fund may be unable to provide a final Schedule K-1 to Investors for any given tax year until after April 15 of the following year. Accordingly, it is anticipated that Investors will be required to obtain an extension of the filing date for their income tax returns at the federal, state and local levels. An investment in the Fund may result in an Investor's having to file complicated additional forms or schedules with his, her or its own tax returns. For example, if the Fund invests in any foreign funds, Investors may be required to file an IRS Form 8621 with their tax returns with respect to such investments. If the Fund generates tax losses from certain so-called "reportable" transactions and the tax losses from such transactions allocable to an Investor exceed specified limits, the Investor will be required to file an IRS Form 8886 with his or its own tax returns.


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                            DISTRIBUTION ARRANGEMENTS
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GENERAL


The Distributor acts as the distributor of Interests on a best-efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. The Distributor may also retain Selling Agents, which may be affiliates of the Adviser. Interests in the Fund are offered with a maximum sales load of 3.0%. The Selling Agents may be compensated from the sales load charged on purchases of Interests. Generally, all of the sales load is reallowed to the Selling Agent. In addition, the Adviser may make payments from its own resources to Selling Agents for selling Interests and/or providing related services to their customers. The Adviser may pay a Selling Agent, at the time of each investment in the Fund by a customer of the Selling Agent, an amount equal to 0.25% of the assets invested. The Adviser may also pay Selling Agents, for each year, an amount equal to 0.10% of the total assets invested in the Fund by the Selling Agent's customers during the year. The Fund is not obligated to sell through a Selling Agent any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at One Financial Center, Boston, Massachusetts 02111, and is an affiliate of the Adviser. In addition, as discussed in the "Conflicts" section, BAIA may make intercompany credits or adjustments to the private bank division of Bank of America, N.A., for each year, in an amount equal to 0.50% of the total assets invested in the Fund by the private bank's customers.



Interests are currently offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.


Neither the Distributor nor any other broker, dealer or other financial institution is obligated to buy from the Fund any of the Interests. The Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the 1933 Act.


INVESTOR SERVICING FEE

The Fund pays the Distributor and/or Selling Agents a monthly Investor Servicing Fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month to compensate securities dealers and other financial intermediaries for account maintenance services under the Investor Service Plan. Pursuant to the Investor Service Plan, intermediaries will handle Investor inquiries regarding investments in the Fund, capital account balances and report and tax information, assist in the maintenance of Fund records containing Investor information, and provide other such information and services as the Distributor or Adviser may reasonably request.

PURCHASE TERMS

Interests are being offered only to qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an Investor is $50,000. Subsequent investments must be at least $10,000. These minimums may be modified by the Fund from time to time, and they may be waived by the Fund for employees of the Adviser and its affiliates.



All Investor funds for closings of offerings are deposited in the Subscription Account maintained by The Bank of New York, as Escrow Agent, at 101 Barclay Street, 21 W Floor, New York, New York 10286, for the benefit of the Investors. Generally, potential Investors may also deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. Funds wired to the Subscription Account must be received no less than four (4) business days prior to the Closing Date, except as the Fund may determine in its sole discretion. Funds held in the Subscription Account may be invested in high quality, short-term investments. On the Closing Date, upon receipt of written instructions from an officer of the

Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund and is not credited to any particular subscribing investor.

Before an Investor may invest in the Fund, the Distributor or the Investor's sales representative will require a certification from the Investor that it is a qualified Investor and meets other requirements for investment, and that the Investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of Investor Certification that each Investor is asked to sign is contained in Appendix A of this prospectus. The actual certification signed by an Investor may differ from the form of certification that is attached to this prospectus. An Investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted. The Distributor retains the right, subject to the terms of the Distribution Agreement, to accept or reject any order for the purchase of shares in its discretion.


The LLC Agreement is contained in Appendix B of this prospectus. Each new Investor agrees to be bound by all of its terms by executing the Investor Certification form.

SALES LOAD

Investments in the Fund may be subject to a sales load of up to 3.0%, reduced according to the following schedule:

                  SALES LOAD SCHEDULE:
                  --------------------

                  AMOUNT OF INVESTMENT       LOAD
                  --------------------       ----
                  Up to $100,000 ..........  3.0%
                  $100,000 - $249,999 ....   2.5%
                  $250,000 - $499,999 ....   2.0%
                  $500,000 or more........   0.0%

SALES LOAD WAIVERS

The sales load may be waived by the Fund for certain types of Investors. The Distributor may, in its discretion, waive sales loads for purchases of Interests of the Fund by or on behalf of: (i) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity; (ii) employees and retired employees (including spouses, children and parents of employees and retired employees) of the Distributor, the Adviser or any of their affiliates; (iii) Managers and retired Managers of the Fund (including spouses and children of Managers and retired Managers) and any affiliates thereof; (iv) purchasers who use proceeds from a distribution from a Bank of America trust or other fiduciary account, as long as the proceeds are invested in the Fund within 90 days of the date of disbursement; (v) brokers, dealers and agents who have a sales agreement with the Distributor; (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Interests of the Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (v) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (viii) orders placed on behalf of other investment companies that the Distributor, Adviser or an affiliated company distributes. To receive a sales load waiver in accordance with any of the above provisions, Investors must, at the time of purchase, give the Selling Agent and the Fund sufficient information to permit confirmation of the qualification.
Notwithstanding any waiver, Investors remain subject to the eligibility requirements set forth in this Prospectus.

RIGHTS OF ACCUMULATION

The sales load may also be lowered through the combination of purchases an Investor is planning to make in the Fund. By signing a letter of intent, an Investor can combine the value of Interests already owned with the value of Interests an Investor plans to purchase over a 13-month period to calculate the sales load.

     o The Investor can choose to start the 13-month period up to 90 days before signing the letter of intent.

     o Each purchase will receive the sales load that applies to the total amount the Investor plans to invest.

     o If the Investor does not invest as much as planned within the period, the Investor must pay the difference between the loads already paid and the loads that actually apply to the Interests the Investor has purchased.

     o The first investment must be at least 5% of the minimum amount for the sales load level that applies to the total amount the Investor plans to invest.

Any increases in the amount of sales load charged to an Investor for failure to meet the target investment will be debited directly from the Investor's Capital Account. If the investment an Investor has made later qualifies for a reduced sales load through the 90-day backdating provisions, an adjustment will be made for the lower load when the letter of intent expires. Any adjustment to the sales load will be credited to an Investor's Capital Account at the reduced sales load.

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                          TABLE OF CONTENTS OF THE SAI
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                                                                           Page
INVESTMENT POLICIES AND PRACTICES............................................3
   Fundamental Policies......................................................3
   Certain Investment Strategies and Other Operating Policies................4
REPURCHASES AND TRANSFERS OF INTERESTS......................................10
   Repurchase Offers........................................................10
   Mandatory Repurchases....................................................10
   Transfers of Interests...................................................11
MANAGEMENT OF THE FUND......................................................12
   Board of Managers and Officers...........................................12
   Committees of the Board..................................................15
   Manager Ownership of Securities..........................................16

   Manager Compensation.....................................................16

INVESTMENT ADVISORY SERVICES................................................17
   Information Regarding Portfolio Managers.................................19


CODE OF ETHICS AND PROXY VOTING POLICY......................................25
TAX ASPECTS.................................................................26
   Tax Treatment of Fund Investments........................................26
   Information Reporting and Related Matters................................32
   Unrelated Business Taxable Income........................................34
   Certain Issues Pertaining to Specific Exempt Organizations...............35
   State and Local Taxation.................................................37
ERISA CONSIDERATIONS........................................................39
BROKERAGE...................................................................40
VALUATION OF ASSETS.........................................................41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     AND LEGAL COUNSEL......................................................42
CUSTODIAN...................................................................43
PRINCIPAL SHAREHOLDERS......................................................43
SUMMARY OF LLC AGREEMENT....................................................43
     Liability of Investors.................................................43
     Duty of Care...........................................................44
     Power of Attorney......................................................44
     Term, Dissolution and Liquidation......................................45
     Voting.................................................................45
     Reports to Investors...................................................46
     Fiscal Year............................................................46
FUND ADVERTISING AND SALES MATERIAL.........................................46
FINANCIAL STATEMENTS........................................................46

                                   APPENDIX A


                         FORM OF INVESTOR CERTIFICATION


         I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

         As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (E.G., mortgage loans, equity lines, etc.), or
(B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.


         I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have reviewed the prospectus of the Fund and I understand the terms of the offering, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund may not be transferable, that there are significant limitations on withdrawals, and that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. I have carefully read and understand the "Repurchases of Interests and Transfers" provisions in the prospectus. I also understand that even though the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") (as described in the prospectus), the Underlying Funds in which the Fund invests generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to those unregistered Underlying Funds.

         I understand that because the Fund may be unable to provide its tax reporting information until after April 15, an extension for filing my tax returns may be needed and that an investment in the Fund may result in having to file additional tax forms or schedules regarding, for example, so-called "reportable" transactions or passive foreign investment companies. I understand that, for tax-exempt investors, there are tax consequences associated with unrelated business taxable income that may be generated by the Fund.

         If I am an authorized fiduciary executing this Investor Certification on behalf of a Plan (the "Fiduciary"), I represent and warrant that: (i) I am aware of and understand the Fund's investment objective, policies and strategies and the risks associated with an investment in the Fund; (ii) I have made the decision to invest plan assets in the Fund with appropriate consideration of relevant investment factors with regard to the Plan and such decision is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the Employee Retirement Income Security Act of 1974, as amended, (iii) I am independent of the Adviser, the Managers and their affiliates ("Affiliated Persons"), have not relied on any individualized advice or recommendation of the Affiliated Persons as the primary basis for the decision to invest in the Fund and have made such decision based on my own judgment and the advice of advisers independent of the Affiliated Persons; and (iv) an investment in the Fund is permissible under the documents governing the Plan and the Fiduciary and the documents governing the Plan and the Fiduciary authorize me to direct an investment in the Fund for the Plan.

         I understand that Bank of America, N.A. (the "Bank") and/or certain of its affiliates provide services to the Fund for which they are compensated as described in the prospectus and Statement of Additional Information for the Fund. In particular, I understand that the Fund is advised by an affiliate of the Bank and receives a management fee of 1.25% per annum of the net assets of the Fund. I further understand that brokers, dealers and other financial institutions involved in the distribution of interests in the Fund and the Underlying Funds, including the Bank and its affiliates, may receive compensation from the Fund's investment adviser in connection with the sale and servicing of interests in the Fund, and that any sales representative may share in this compensation. In particular, I understand that the Bank receives a servicing fee of 0.25% per annum of the net assets of the Fund. The fees that may be paid by the Fund for investment advisory and certain other services are determined from time to time by the Fund's Board of Directors and are subject to change.


         I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Banc of America Investment Advisors, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.


         By signing below, I hereby execute, as an Investor, and agree to be bound by the terms of the Fund's amended and restated Limited Liability Company Agreement, dated as of December 1, 2005 (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix B to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.


                CERTIFICATION OF NON-FOREIGN STATUS AND FORM W-9

         I certify that I am a U.S. person and that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear below, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.


*THE INVESTOR MUST CROSS OUT THE PRECEDING SENTENCE IF IT HAS BEEN NOTIFIED BY THE IRS THAT IT IS CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE IT HAS FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON ITS TAX RETURN.

                                   APPENDIX B

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT


                           AMENDED AND RESTATED AS OF
                               MARCH 24, 2003, AND
                                DECEMBER 1, 2005

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") is by and among Thomas W. Brock, Alan Brott and Thomas G. Yellin as the Managers, Banc of America Investment Advisors, Inc. as the Special Advisory Member, and those persons hereinafter admitted as Members.


                  WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to the Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on October 3, 2002;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                   DEFINITIONS

                  For purposes of this Agreement:

Administrator                           The person who  provides  administrative
                                        services to the Fund pursuant to an administrative services agreement.


Adviser                                 Banc  of  America  Investment  Advisors,
                                        Inc.,  a  corporation   organized  under
                                        Delaware  law,  or any  person  who  may
                                        hereinafter   serve  as  the  investment
                                        adviser to the Fund pursuant to an Investment Advisory Agreement.


Advisers Act                            The Investment  Advisers Act of 1940 and
                                        the   rules,   regulations   and  orders
                                        thereunder, as amended from time to time, or any successor law.

Affiliate                               An affiliated person of a person as such
                                        term is defined in the 1940 Act.

Agreement                               This    Limited     Liability    Company
                                        Agreement, as amended from time to time.

Board of Managers                       The   Board  of   Managers   established
                                        pursuant to Section 1.6.

Capital Account                         With respect to each Member, the capital
                                        account established and maintained on behalf of each Member pursuant to Section 4.3.

Capital Percentage                      A percentage established for each member
                                        on the Fund's  books as of each  Expense
                                        Allocation Date. The Capital Percentage of a Member on an Expense Allocation
                                        Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section
                                        4.1  hereof  by the  sum of the  capital
                                        contributed to the Fund by each Member pursuant to Section 4.1 hereof on or prior to such Expense Allocation Date.
                                        The sum of the Capital Percentages of all members on each Expense Allocation
                                        Date shall equal 100%.

Certificate                             The Certificate of Formation of the Fund
                                        and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date                            The  first  date  on or as  of  which  a
                                        person  other  than  an   Organizational
                                        Member is admitted to the Fund as a Member.

Code The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Delaware Act                            The Delaware Limited  Liability  Company
                                        Act as in effect on the date hereof and as amended from time to time, or any successor law.


Distributor                             Columbia Management  Distributors,  Inc.
                                        (successor-in-interest      to     BACAP
                                        Distributors,  LLC),  or any  person who
                                        may hereafter  serve as the  distributor
                                        of  Interests   pursuant  to  a  general
                                        distributor's agreement with the Fund.


Expense Allocation Date                 The Closing Date,  and  thereafter  each
                                        day on or before one year following the Closing Date as of which a contribution to the capital of the Fund is made pursuant to Section 4.1 hereof.

Fiscal Period                           A Fiscal  Period  will  commence  on the
                                        first day of each Fiscal Year, on each date of any capital contribution to the Fund and on each date next following the date of any withdrawal of capital (i.e., repurchase of Interests by the Fund from such Member pursuant to Section 3.6), and the prior Fiscal Period will end on the date immediately preceding such date of commencement of a new Fiscal

                                        Period.

Fiscal Year                             The  period  commencing  on the  Closing
                                        Date and ending on March 31, 2003, and thereafter each period commencing on
                                        April 1 of each year and ending on March
                                        31 of each year (or on the date of a final distribution pursuant to Section
                                        5.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Fund.

Form N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Fund Managers                           Portfolio  managers  for the  Underlying
                                        Funds in which the Fund invests.


Independent
Managers Those Managers who are not "interested persons" of the Fund as such term is defined by the 1940 Act.

Initial Manager                         Robert  H.   Gordon,   the   person  who
                                        directed the formation of the Fund and served as the sole initial Manager.


Interest The entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 3.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory Agreement           A  separate  written  agreement  entered
                                        into by the Fund  pursuant  to which the
                                        Adviser  provides   investment  advisory
                                        services to the Fund.

Manager An individual designated as a manager of the Fund pursuant to the provisions of
                                        Section 1.6 of the Agreement and who serves on the Board of Managers of the Fund.

Member Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the

                                        Fund)  until  the Fund  repurchases  the
                                        entire  Interest of such person pursuant
                                        to Section  3.6 hereof or a  substituted
                                        member  or  members  are  admitted  with
                                        respect  to  any  such  person's  entire
                                        Interest as a member pursuant to Section
                                        3.4  hereof;   such  term  includes  the
                                        Adviser to the extent the Adviser makes a capital contribution to the Fund and shall have been admitted to the Fund as a member, but shall not include the Special Advisory Member in its capacity as such.

Net Assets                              The  total  value of all  assets  of the
                                        Fund,   less  an  amount  equal  to  all
                                        accrued    debts,     liabilities    and
                                        obligations  of  the  Fund,   calculated
                                        before giving effect to any repurchases of Interests.

Net Profit or Net Loss                  The amount by which the Net Assets as of
                                        the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal
                                        Period (or,  with respect to the initial
                                        Fiscal Period of the Fund, as of the close of business on the Closing Date).

1940 Act The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational Expenses                 The  expenses  incurred  by the  Fund in
                                        connection   with  its  formation,   its
                                        initial registration as an investment company under the 1940 Act, and the initial offering of Interests.


Organizational Member                   The   Distributor,   which   contributed
                                        initial capital to the Fund prior to the Closing Date.


Securities
                                        Securities      (including,      without
                                        limitation,  equities, debt obligations,
                                        options,  and other "securities" as that
                                        term is defined in Section  2(a)(36)  of
                                        the  1940  Act)  and any  contracts  for
                                        forward  or  future   delivery   of  any
                                        security,  debt  obligation or currency,
                                        or  commodity,  all types of  derivative
                                        instruments  and  financial  instruments
                                        and any contracts  based on any index or
                                        group of securities, debt obligations or
                                        currencies,  or  commodities,   and  any
                                        options thereon.


Special Advisory Member                 The  Adviser  in  its  capacity  as  the
                                        investment adviser to the Fund.

Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any
                                        allocations      and       distributions
                                        attributable to an Interest.

Underlying Funds                        Investment  funds  into  which  the Fund
                                        will allocate its assets for investment.

Valuation Date                          The date as of which the Fund  values an
                                        Interest for purposes of determining the price at which the Interest is to be purchased by the Fund pursuant to an offer made by the Fund pursuant to
                                        Section 3.6 hereof.

                                   ARTICLE I

              ORGANIZATION; BOARD OF MANAGERS; ADMISSION OF MEMBERS

         1.1 Formation of Limited Liability Company

         The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate and initial amendments, which actions are hereby ratified by the execution of this Agreement. The Board of Managers shall execute and file in accordance with the Delaware Act any future amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

         1.2 Name

         The name of the Fund shall be "BACAP Alternative Multi-Strategy Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

         1.3 Principal and Registered Office


         The Fund shall have its principal office at 40 West 57th Street, New York, New York, 10019, or at such other place designated from time to time by the Board of Managers.


         The Fund shall have its registered office in Delaware at 1209 Orange Street, Wilmington, DE 19801 and shall have The Corporation Trust Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

         1.4 Duration

         The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 5.1 hereof.

         1.5 Business of the Fund

         (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, both directly and through the purchase of limited partnerships, limited liability companies and other interests in any Underlying Funds, to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as permitted by limited liability companies under the Delaware Act. The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

         (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

         1.6 Board of Managers

         (a) Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 1.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 2.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

         (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 3.2 hereof. In the event of any vacancy in the position of manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

         (c) In the event that no Manager remains to continue the business of the Fund, the Special Advisory Member shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 5.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 5.2 hereof.


         1.7 Members

         The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers. All subscriptions  for  Interests  are  subject  to the  receipt  by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its sole discretion reject any subscription for an Interest. The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

         1.8 Special Advisory Member


         The Adviser has been admitted to the Fund as the Special Advisory Member, subject to approval in accordance with the requirements of the 1940 Act. The interest in the Fund of the Special Advisory Member shall be non-voting and shall have no participation in the net profit or net loss of the Fund. If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement with such person in accordance with the requirements of the 1940 Act. The Special Advisory Member may make, but shall not be required to make, a contribution of capital to the Fund.


         1.9 Organizational Member

         The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

         1.10 Both Managers and Members

         A Member may at the same time be a Manager and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

         1.11 Limited Liability

         Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the Capital Account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                   ARTICLE II

                                   MANAGEMENT

         2.1 Management and Control


         (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director who is not an "interested person" of such company, as such term is defined by the 1940 Act, of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation. During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as the Adviser to the Fund and shall have, as the Special Advisory Member, the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers is elected by the Members or the Fund is dissolved in accordance with Section 5.1 hereof.


         (b)  Members  shall have no right to  participate  in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (c) The Initial Manager or the Board of Managers (as applicable) may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

         2.2 Actions by the Board of Managers

         (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in-person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

         (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

         2.3 Officers

         (a) The executive Officers of the Fund shall be a President, a Treasurer and a Secretary. If the Board of Managers has designated a Principal Manager pursuant to Section 2.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Fund. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

         (b) The Officers shall be elected annually at a meeting of the Board of Managers. Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Fund. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Fund would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Fund and such Officer.


         (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed. All Officers as between themselves and the Fund shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Fund as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.


         2.4 Meetings of Members

         (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

         (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to the pro rata share of such Member's Capital Account with respect to all the Capital Accounts in the Fund as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         2.5 Custody of Assets of the Fund

         The physical possession of all funds, Securities or other properties of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

         2.6 Other Activities of Members and Managers

         (a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

         2.7 Duty of Care

         (a) No Manager, Adviser, Fund Manager or their Affiliates shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager, Adviser, Fund Manager or their Affiliates, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.

         (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

         2.8 Indemnification

         (a) To the fullest extent permitted by law, the Fund shall,  subject to
Section 2.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 2.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 2.8 to the fullest extent permitted by law.

         (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 2.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 2.8(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or
(ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d) Any indemnification or advancement of expenses made pursuant to this Section 2.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 2.8 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 2.8, the Fund shall be entitled to recover such expenses upon a final adjudication that the Manager or other person claiming a right to indemnification under this Section 2.8 has not met the applicable standard of conduct set forth in this Section 2.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 2.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 2.8 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 2.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 2.8 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

         2.9 Fees, Expenses and Reimbursement

         (a) The Adviser shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Adviser and the Fund pursuant to the Investment Advisory Agreement or other applicable agreement relating to such services.

         (b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

         (c) The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

             (1) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research expenses and professional fees (including, without limitation, expenses of consultants and experts relating to investments), reasonable out of pocket expenses incurred in monitoring and evaluating Underlying Funds and Fund Managers (E.G., security background inquiries regarding existing and prospective Fund Managers), interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

             (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

             (3) the costs and expenses of holding meetings of the Board of Managers and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

             (4) the fees and disbursements of Fund legal counsel, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

             (5) the management fee payable to the Adviser pursuant to the Investment Advisory Agreement;

             (6) the fees payable to custodians, fund accountant, transfer agent and other persons providing administrative services to the Fund;

             (7) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board of Managers;

             (8) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

             (9) such other types of expenses as may be approved from time to time by the Board of Managers.

         The Adviser shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

         (d) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, manager or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                  ARTICLE III

                 TERMINATION OF STATUS OF ADVISER AND MANAGERS,
                            TRANSFERS AND REPURCHASES

         3.1 Termination of Status of the Adviser

         The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

         3.2 Termination of Status of a Manager

         The status of a Manager  shall  terminate if the Manager (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other
Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

         3.3 Removal of the Managers

         Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         3.4 Transfer of Interests of Members

         (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Fund (which may be withheld in its sole discretion); provided, however, that the Fund may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the member's immediate family (parents, brothers, sisters, spouse and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Fund may consent pursuant to the following sentence. The Fund may consent to other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Fund, which may be withheld in its sole discretion. Any Transfer not made in accordance with this Section 3.4 shall be void.

         (b) The Fund may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom the Interest is transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $10,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Fund, the Fund shall promptly take all necessary actions so that the transferee to which such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

         (c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 3.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

         3.5 Transfer of Interests of Special Advisory Member

         The Adviser may not transfer its Interest as the Special Advisory Member, except to an Affiliate of the Adviser. Any such Transfer shall be subject to approval by the Board of Managers.

         3.6 Repurchase of Interests

         (a) Except as otherwise provided in this Agreement, no member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of Fund legal counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

             (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

             (2)  the liquidity of the Fund's assets;

             (3) the investment plans and working capital requirements of the Fund;

             (4) the relative economies of scale with respect to the size of the Fund;

             (5) the history of the Fund in repurchasing Interests or portions thereof;

             (6)  the economic condition of the securities markets; and

             (7) the anticipated tax consequences to the Fund or its Members of any proposed repurchases of Interests or portions thereof.

         The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.


         (b) A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a Capital Account balance of at least $25,000. If a Member tenders a portion of an Interest that would cause the Member's Capital Account balance to fall below this required minimum the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Members, the Fund shall repurchase only a pro rata portion of the Interests tendered by each Member.


         (c) The Adviser may tender any Interest or a portion thereof that it holds as a Member under Section 3.6(a) hereof.


         (d) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:


             (1) such an Interest or portion thereof has been transferred in violation of Section 3.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Member;

             (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;


             (3) continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;


             (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

             (5) an Interest was purchased using funds derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.


         (e) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the expiration date of such repurchase in accordance with the terms of the Fund's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the Interests tendered, determined as of the Valuation Date (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interests (or portion thereof) tendered as of the Valuation Date, taking into account any adjustments to net asset value identified as a result of the audit for the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 60 days after the date of repurchase.


         (f) A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by
Section 5.1(3) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Member has received a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.

         (g) The Fund may suspend or postpone any repurchase offer by a majority of the Board, including a majority of the Independent Managers, including but not limited to:

             (1) any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of Securities it owns or determine the value of the Fund's Net Assets;

             (2) for any other periods that the Securities and Exchange Act of 1934 permits by order for the protection of Members; or

             (3) other unusual circumstances as the Board of Managers deems advisable to the Fund and its Members.

                                   ARTICLE IV

                                     CAPITAL

         4.1 Contributions to Capital

         (a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $50,000. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members. The Adviser may make contributions to the capital of the Fund as a Member.

         (b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 1.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 4.6 hereof. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

         (c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or payable in readily available funds at the date of the proposed acceptance of the contribution.

         4.2 Rights of Members to Capital

         No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 3.6 hereof, (ii) pursuant to the provisions of Section 4.6(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 5.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         4.3 Capital Accounts

         (a) The Fund shall maintain a separate Capital Account for each Member.

         (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

         (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 4.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 4.4 through 4.7 hereof.


         (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 3.6, 4.9, 4.10 or 5.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 4.4 through 4.7 hereof.


         4.4 Allocation of Net Profit and Net Loss; Allocation of Ongoing Offering Costs

         Except as otherwise provided in Section 4.5 and 4.6, as of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Capital Account balances for such Fiscal Period.

         4.5 Allocation of Certain Expenditures

         Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

         4.6 Reserves

         (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

         (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

         (c) If any amount is required by  paragraph  (a) or (b) of this Section
4.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b) of this Section 4.6, whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         4.7 Allocation of Organizational Expenses

         (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


         (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 4.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


         4.8 Tax Allocations

         For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 4.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Treasury Regulation Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections of the Code and Treasury Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).


         If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any Fiscal Year during or as of the end of which the Interests of one or more Positive Basis members (as hereinafter defined) are repurchased by the Fund pursuant to Article III, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains shall be allocated as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and
(ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 4.4.


         As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause of the second paragraph of this Section 4.8 equal to its Positive Basis as of the effective date of such repurchase.

         4.9 Distributions

         The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Capital Account balances.

         4.10 Withholding

         (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

         (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

         (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE V

                           DISSOLUTION AND LIQUIDATION

         5.1 Dissolution

         The Fund shall be dissolved:

             (1) upon the affirmative vote to dissolve the Fund by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;


             (2) upon the failure of Members to elect a successor Manager at a meeting called by the Special Advisory Member in accordance with Section 1.6(c) hereof when no Manager remains to continue the business of the Fund;


             (3) upon the expiration of any two-year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 3.6(f) hereof, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or

             (4)  as required by operation of law.

         Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60-day period during which the Board of Managers and Members may elect to continue the business of the

Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 5.2 hereof and the Certificate has been canceled.

         5.2 Liquidation of Assets


         (a) Upon the dissolution of the Fund as provided in Section 5.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 4.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:


             (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;


             (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

             (3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 5.2(a).


         (b) Anything in this Section 5.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers, the Adviser or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 6.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 5.2(a) above, and (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VI

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

         6.1 Accounting and Reports

         (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

         (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

         (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 6.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         6.2 Determinations by the Board of Managers

         (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article IV hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the allocation of Net Profit or Net Loss with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

         6.3 Valuation of Assets

         (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and that conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

         (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 6.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         7.1 Amendment of Limited Liability Company Agreement

         (a) Except as otherwise provided in this Section 7.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

         (b) Any amendment that would:

             (1) increase the obligation of a Member to make any contribution to the capital of the Fund;


             (2)  reduce  the  Capital   Account  of  a  Member  other  than  in
                  accordance with Article IV; or


             (3)  modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund.

         (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 7.1 shall specifically include the power to:

             (1)  restate this  Agreement  together with any  amendments  hereto
                  that  have  been  duly  adopted  in  accordance   herewith  to
                  incorporate such amendments in a single, integrated document;

             (2) amend this Agreement (other than with respect to the matters set forth in Section 7.1(b) hereof) to effect compliance with or reflect any relaxation in the future of any applicable law, regulation, policy, interpretation or guideline of any applicable regulatory agency, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

             (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes.

         (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 7.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         7.2 Special Power of Attorney

         (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager and the Adviser, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 5.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

             (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 7.1 hereof);

             (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

             (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act (including any such conveyances and other instruments deemed necessary to effect the authorized dissolution or termination of the Fund).

         (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Manager and the Adviser and as such:

             (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

             (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         7.3 Notices

         Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         7.4 Agreement Binding Upon Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be transferred or delegated except as provided in this Agreement and any attempted transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         7.5 Applicability of 1940 Act and Form N-2

         The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

         7.6 Choice of Law

         Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

         7.7 Not for Benefit of Creditors

         The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         7.8 Consents

         Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

         7.9 Merger and Consolidation

         (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

         (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         7.10 Pronouns

         All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         7.11 Confidentiality

         (a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

         (b) Each member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

         (c) Each Member recognizes that in the event that this Section 7.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates, principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys, fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates, principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

         7.12 Certification of Non-Foreign Status

         Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

         7.13 Severability

         If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         7.14 Filing of Returns

         The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

         7.15 Tax Matters Member

         (a) A Manager who is a Member shall be designated on the Fund's annual Federal information tax return, and have full powers and responsibilities, as the Tax Matters Member of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a member shall be so designated. Should any Member be designated as the Tax Matters Member for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Member and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Member. Any Member designated as the Tax Matters Member for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

         (b) Each person (for purposes of this Section 7.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Member of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Member shall be authorized to act for and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

         7.16 Section 754 Election

         In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 7.11.

                            [SIGNATURE PAGE FOLLOWS.]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


MANAGERS:


By:__________________________
Name: Thomas W. Brock


By:__________________________
Name: Alan Brott


By:__________________________
Name: Thomas G. Yellin

ORGANIZATIONAL MEMBER:
COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

By:__________________________
Name:

ADVISER AND SPECIAL ADVISORY MEMBER:
BANC OF AMERICA INVESTMENT ADVISORS, INC.

By:__________________________
Name:
Title:


MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Fund as a Member.

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC


--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------


                               40 West 57th Street
                               New York, NY 10019
                                 (888) 786-9977






                                September 5, 2006

         This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") dated September 5, 2006. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.


         This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS
                                                                           PAGE
INVESTMENT POLICIES AND PRACTICES .......................................... 3
   Fundamental Policies .................................................... 3
   Certain Investment Strategies and Other Operating Policies .............. 4
REPURCHASES AND TRANSFERS OF INTERESTS......................................10
   Repurchase Offers .......................................................10
   Mandatory Repurchases ...................................................10
   Transfers of Interests ..................................................11
MANAGEMENT OF THE FUND .....................................................12
   Board of Managers and Officers ..........................................12
   Committees of the Board .................................................15
   Manager Ownership of Securities .........................................16

   Manager Compensation ....................................................16

INVESTMENT ADVISORY SERVICES................................................17
   Information Regarding Portfolio Managers.................................19


CODE OF ETHICS AND PROXY VOTING POLICY......................................25

TAX ASPECTS.................................................................26
   Tax Treatment of Fund Investments .......................................26
   Information Reporting and Related Matters................................32
   Unrelated Business Taxable Income .......................................34
   Certain Issues Pertaining to Specific Exempt Organizations ..............35
   State and Local Taxation.................................................37
ERISA CONSIDERATIONS........................................................39
BROKERAGE...................................................................40
VALUATION OF ASSETS.........................................................41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         AND LEGAL COUNSEL..................................................42
CUSTODIAN...................................................................43
PRINCIPAL SHAREHOLDERS .....................................................43
SUMMARY OF LLC AGREEMENT....................................................43
     Liability of Investors ................................................43
     Duty of Care ..........................................................44
     Power of Attorney .....................................................44
     Term, Dissolution and Liquidation .....................................45
     Voting ................................................................45
     Reports to Investors ..................................................46
     Fiscal Year ...........................................................46
FUND ADVERTISING AND SALES MATERIAL.........................................46
FINANCIAL STATEMENTS........................................................46

--------------------------------------------------------------------------------
                        INVESTMENT POLICIES AND PRACTICES
--------------------------------------------------------------------------------

         The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES


         The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding limited liability company interests of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. In accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding Interests of the Fund" means the vote, at an annual or special meeting of investors in the Fund ("Investors") duly called, (a) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Fund may not:


     o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC").
     o Borrow money, except to the extent permitted by Section 18 of the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.
     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act") in connection with the disposition of its portfolio securities.
     o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.
     o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or securities issued by companies that invest or deal in real estate investment trusts.
     o Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, options and options on indexes.
     o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry.

         With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, does not constitute a violation of such restriction or policy.


         The Fund's investment objective is not fundamental and may be changed by the Board of Managers of the Fund (collectively, the "Board" and each individually, a "Manager") without Investor approval.


CERTAIN INVESTMENT STRATEGIES AND OTHER OPERATING POLICIES


         As discussed in the prospectus, the Fund pursues its investment objective by allocating its assets among at least 15 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund (the "Sub-Advised Accounts"). The Private Funds and Sub-Advised Accounts are referred to herein collectively as "Underlying Funds." The Underlying Funds are managed by fund managers (collectively, "Fund Managers") that invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance. Banc of America Investment Advisors, Inc. ("BAIA" or the "Adviser"), the Fund's investment adviser, allocates in its sole discretion the assets of the Fund in any amount, among Underlying Funds that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (E.G., Risk (Merger) Arbitrage, Distressed Securities, High Yield and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (E.G., Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage, and Capital Structure Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of the Fund); (iv) Macro (0% to 40% of the Fund); and
(v) Other (0% to 15% of the Fund). An individual investment is not generally allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests in Underlying Funds if the Fund Manager has at least a twelve-month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a Private Fund that is a feeder fund in a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. The alternative investment strategies employed by Underlying Funds are summarized below.


EVENT DRIVEN AND SPECIAL SITUATIONS

         "Event Driven" trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event Driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. These positions may or may not be leveraged.

         Event Driven managers may opportunistically change their focus between merger arbitrage and distressed securities, while others may invest in a wider spectrum of strategies, centered around major corporate events (such as a merger or a bankruptcy). The success or failure of this strategy usually depends on whether the manager accurately predicts the outcome and timing of the transaction event. Event Driven managers do not rely on market direction for results; however, major market declines, which would cause transactions to be re-priced or fail, may have a negative impact on the strategy. Event Driven strategies may include (without limitation):

              RISK (MERGER) ARBITRAGE



                    Merger Arbitrage managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger. These managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. These managers generally engage in "short selling" (which is the opposite of buying a security; that is, profits are generated when the price of a security declines, and losses are generated when the price of the security rises), in order to benefit from differences between the prices of the securities of the companies involved in the merger. They may also use options hedging and other arbitrage techniques to reduce and control risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets.




              DISTRESSED SECURITIES



                    Distressed   Securities   managers   generally   invest   in
              securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). These managers may seek to identify distressed securities in general, or to focus on one particular segment of the market (I.E., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Managers may take an active role and seek representation in management, on the board of directors, and on the creditor committee. These managers may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and other hybrid instruments. Many of these securities may have regulatory restrictions on their transactions because their owners may be viewed as company insiders by the regulators; that is, because of their position they may possess information about the company that provides them with an unfair advantage. Since many of these securities are illiquid, their valuation may be difficult to determine. Due to this limitation, a manager's ability to monitor performance is significantly reduced. These managers invest in the U.S. and internationally, and may use leverage.


              HIGH YIELD


                      High  Yield  managers   generally   invest  in  bonds  and
              preferred securities offering a higher rate of interest or dividends and which are rated in lower rating categories by the various credit-rating agencies.


              SPECIAL SITUATIONS

                      Special  Situations  managers  seek to profit by capturing the discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets, and utilize leverage.

RELATIVE VALUE

         Relative Value includes a menu of different investment strategies. These strategies focus on generating profits generated by the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value managers buy a position in one security and sell an equivalent amount of another security because they have determined through extensive, usually mathematical, analysis that the prices of the two securities are not only historically related but also that they have deviated from their historical trading patterns. Profits are generated if this unusual price deviation diminishes, and the prices of the two related securities return to their historical trading patterns. Moreover, these managers decide which of the menu of Relative Value strategies offer the best opportunities at any given time and focus their overall portfolio accordingly. Relative Value strategies may include (without limitation):

              CONVERTIBLE ARBITRAGE

                      Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation. In addition, they may hedge the debt exposure of the position by selling short a related fixed income
              security.   These  managers  use  a  combination  of  fundamental,
              empirical, and quantitative valuation techniques to identify attractive convertible bonds. These managers typically utilize leverage. Funds employing a convertible arbitrage strategy are constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

              FIXED INCOME ARBITRAGE

                      Fixed Income Arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security. Managers attempt to generate profit due to abnormal disparities in prices, while at the same time they try to control the risk generated by changes in other market factors, such as interest rates. In most cases, managers take offsetting long and short positions in similar fixed income securities that are mathematically or historically interrelated when that relationship is temporarily distorted by market events, investor preferences, unexpected and sudden changes to supply or demand due to factors that are not related to the markets (E.G., a war or other geopolitical events), or structural features of the fixed income market. These positions could include corporate debt, U.S. treasury securities, U.S. agency debt, sovereign debt, municipal debt, or the sovereign debt of emerging market countries. Often, trades involve swaps and futures. They realize a profit when the skewed relationship between the securities returns to a normal range or "converges." Managers often try to neutralize interest rate changes and derive profit from their ability to identify similar securities that are mispriced relative to one another. Because the prices of fixed income instruments are based on yield curves, volatility curves, expected cash flows, credit ratings, and special bond and option features, they must use sophisticated analytical models to identify pricing disparities. The strategy often involves significant amounts of leverage.

              STATISTICAL ARBITRAGE

                      Statistical   Arbitrage   strategies   are   mathematical,
              systematic and model based strategies, which do not utilize fundamental analysis or human discretion. They are typically market neutral and based on the theory that prices always revolve around their long-term average. These strategies seek to exploit temporary price discrepancies among related assets that may exist for a few seconds, hours or weeks. They are based on historical price data that is used for the construction of mathematical models to characterize the relationships and to construct forecasts for the pattern with which prices revolve around their long-term average whenever temporary deviations from historic norms occur. The simplest form of statistical arbitrage is "pairs trading" where two similar companies are identified. Whenever one is overvalued (or undervalued) relative to historical valuation, the manager goes short (or long) while at the same time going long (or short) the other, expecting the valuations to revert to long-term average prices.

              CAPITAL STRUCTURE ARBITRAGE



              Capital Structure Arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure. These managers may seek to purchase the undervalued security, and sell the overvalued, expecting the pricing disparity between the two to disappear. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.



EQUITY HEDGE

         "Equity Hedge," also known as long/short equity, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions. Equity Hedge managers generally increase net long exposure in bull markets and decrease net long exposure in bear markets. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. In a rising market, equity hedge managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market. Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market. Profits are generated when companies deemed undervalued by the manager's analysis appreciate, and when companies deemed overvalued by the manager's analysis decline in price. Equity hedge managers generate profits from companies they deem undervalued in ways very similar to equity mutual fund managers; however, they also generate returns from companies they deem overvalued by using a technique known as "shorting." In shorting, managers borrow securities they deemed overvalued at a given price. When they have to return the borrowed securities, they have to go to the open market and purchase them at the prevailing market price. If the value of the securities has depreciated as the manager believed, then the manager generates a profit because it is less expensive to purchase the securities in the open market, in order to return them, than they were initially sold for when the manager borrowed them. However, if the value of the securities has appreciated contrary to the manager's prediction, the manager realizes a loss, since it is more expensive to purchase the securities in the open market in order to return them than they were initially sold for when the manager borrowed them. Some Equity Hedge managers are "value" oriented, while others are "growth" oriented. In addition, some managers can be further distinguished by industry sector concentration.

         This strategy may reduce market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results. The volatility of this investment strategy is expected to be lower than that of the overall stock market.

         Equity Hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. These managers assume net positions that are either long or short based upon market conditions and specific company or industry opportunities. They are, therefore, said to have a "directional" quality to their portfolio, albeit one that changes periodically. Equity Hedge managers may not maintain a consistent balance between the values of the long and short portfolios. Their net exposure may range widely from a short position of some degree to a long position of 100% or more. The strategy has an opportunistic quality.

         Managers with net long exposures tend to perform better in periods when equity prices in general are increasing. Managers with net short exposures tend to perform better when equity prices in general are declining. Most of these managers are able to quickly change the measure of their net market exposure as their perception and understanding of market condition changes. Moreover, they are usually at liberty to use leverage, options and other derivative products to pursue their objectives.

MACRO


         Macro strategies attempt to identify price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. To identify price valuations, managers generally employ a top-down approach that concentrates on forecasting how macroeconomic and political events affect the valuations of financial instruments. Macro managers often rely on macroeconomic, discretionary models to invest across countries, markets, sectors and companies. The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument. Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations. Managers may use a focused approach or they may diversify across approaches. Strategies usually depend on fundamental research and analysis, but may also be completely mathematical, systematic and model driven, and may not utilize fundamental analysis or human discretion. The use of leverage varies considerably.

OTHER

         The  Advisor  may  also  allocate   investments  to  other   investment
categories as it deems appropriate in its discretion which do not fall into any one of the four primary categories described above.

--------------------------------------------------------------------------------
                     REPURCHASES AND TRANSFERS OF INTERESTS
--------------------------------------------------------------------------------


REPURCHASE OFFERS

         Offers to repurchase Interests are made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of BAIA. The Board also considers various factors, including, but not limited to, those listed in the prospectus in making its determinations.

         The Board determines that the Fund repurchases Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, the Fund sends each Investor notice of that offer describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated value of their Interests from the Adviser during the period the offer remains open. If Investors oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. As discussed in the prospectus, the Fund will issue notes to tendering Investors in connection with the repurchase of Interests.

         Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. BAIA intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REPURCHASES

         The Fund has the right to redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if:

         o such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of an Investor;

         o ownership of an Interest by an Investor or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

         o continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code of 1986, as amended (the "Code");

         o any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; or

         o an Interest was purchased using funds reasonably believed by the Fund or the Adviser to be derived from, or intended for, money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.

TRANSFERS OF INTERESTS

         No person may become a substituted Investor without the written consent of the Fund, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Fund generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account.

         The Fund may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

         Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, dissolution, bankruptcy or incompetence of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the amended and restated Limited Liability Company Agreement of the Fund, dated as of December 1, 2005, as amended from time to time (the "LLC Agreement"), but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement. If an Investor transfers an Interest or portion thereof with the approval of the

Fund, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and independent accountants' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

          The LLC Agreement provides that each Investor has agreed to indemnify and hold harmless the Fund, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Investor in violation of these provisions or any misrepresentation made by the Investor in connection with the Transfer.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF MANAGERS AND OFFICERS

         The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

         The Managers are not required to contribute to the capital of the Fund or to own Interests. The Board consists of persons that are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company that is organized as a corporation.

         Information about each Manager and Officer is set forth below:


                                       TERM OF                                             NUMBER OF
                                       OFFICE AND                                        FUNDS IN FUND
                           POSITION    LENGTH OF    PRINCIPAL OCCUPATION(S)                 COMPLEX*           OTHER
NAME, ADDRESS AND          HELD WITH   TIME         DURING THE                            OVERSEEN BY       DIRECTORSHIPS
YEAR OF BIRTH              THE FUND    SERVED       PAST FIVE YEARS                         MANAGER        HELD BY MANAGER
----------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Thomas W. Brock            Manager     Indefinite   Chief Executive Officer, Stone             4                  2
c/o BACAP Alternative                  term;        Harbor Investment Partners
Multi-Strategy Fund, LLC               Manager      (investment firm) from April 2006;
40 West 57th Street                    since 2003   formerly, Adjunct Professor,
New York, NY 10019                                  Columbia University Graduate School
(Born 1947)                                         of Business from September 1998 to
                                                    April 2006; Chairman, CEO, Salomon
                                                    Brothers Asset Management, Inc. from
                                                    1993 to 1998.

Alan Brott                 Manager     Indefinite   Consultant, since October 1991;            2                  None
c/o BACAP Alternative                  term;        Associate Professor, Columbia
Multi-Strategy Fund, LLC               Manager      University Graduate School of
40 West 57th Street                    since 2003   Business, since 2000.
New York, NY 10019
(Born 1942)


Thomas G. Yellin           Manager     Indefinite   President, PJ Productions since            2                  None
c/o BACAP Alternative                  term;        December 2002; Executive Producer,
Multi-Strategy Fund, LLC               Manager      ABC News from August 1989 to
40 West 57th Street                    since 2003   December 2002.
New York, NY 10019
(Born 1954)



* The "Fund Complex" consists of all registered investment companies advised by the Adviser and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services. Each Manager currently serves as a Director of Columbia Management Multi-Strategy Hedge Fund, LLC, a closed-end fund managed by the Adviser; in addition, Mr. Brock serves as a Trustee of Liberty All-Star Equity Fund and as a Director of Liberty All-Star Growth Fund, Inc., two closed-end funds managed by the Adviser.

                                          TERM OF                                            NUMBER OF
                                          OFFICE AND                                       FUNDS IN FUND
                           POSITION       LENGTH OF     PRINCIPAL OCCUPATION(S)               COMPLEX*           OTHER
NAME, ADDRESS AND          HELD WITH      TIME          DURING THE                          OVERSEEN BY       DIRECTORSHIPS
YEAR OF BIRTH              THE FUND       SERVED        PAST FIVE YEARS                       MANAGER        HELD BY MANAGER
----------------------------------------------------------------------------------------------------------------------------
                                                       OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Lawrence R. Morgenthal     President      1 year        Executive Vice President, Banc of       N/A             N/A
40 West 57th Street                       term;         America Investment Advisors, Inc.
New York, NY 10019                        President     since 2005; Managing Director, Banc
(Born 1968)                               since 2003    of America Capital Management, LLC
                                                        since 2002; Senior Managing Director,
                                                        Weiss, Peck & Greer (an investment
                                                        firm) from 1998 to 2002.

David Hohmann              Treasurer      1 year        Director, Alternative Investment        N/A             N/A
100 Federal Street         and Senior     term;         Group Funds' Operations and
Boston, MA  02110          Vice           Treasurer     Administration, Banc of America
(Born 1967)                President      since 2005    Investment Advisors, Inc. since
                                                        April 2004; Division Controller of
                                                        FleetBoston's Principal Investing
                                                        Group, March 1999 to March 2004.






James R. Bordewick, Jr.    Secretary,     1 year        Associate General Counsel, Bank of      N/A             N/A
One Financial Center       Senior Vice    term;         America since April 2005; Senior
Boston, MA  02111          President      Secretary     Vice President and Associate
(Born 1959)                and Chief      since 2006    General Counsel, MFS Investment
                           Legal                        Management (investment management)
                           Officer                      prior to April 2005.



Mary Joan Hoene            Chief          Since 2004    Senior Vice President and Chief         N/A             N/A
100 Federal Street         Compliance                   Compliance Officer of funds in the
Boston, MA 02110           Officer and                  Columbia Fund Complex since 2004;
(Born 1949)                Senior Vice                  Partner, Carter, Ledyard & Milburn
                           President                    LLP (law firm) from January 2001 to
                                                        August 2004




Peter T. Fariel           Assistant       1 year term;  Associate General Counsel, Bank of      N/A             N/A
(Born 1957)               Secretary       Assistant     America since April 2005; Partner,
                                          Secretary     Goodwin Procter LLP (law firm) prior
                                          since 2006    to April 2005.



Ryan C. Larrenaga         Assistant       1 year term;  Assistant General Counsel, Bank of      N/A             N/A
(Born 1970)               Secretary       Assistant     America since March 2005; Associate,
                                          Secretary     Ropes & Gray LLP (law firm) from
                                          since 2005    1998 to February 2005.


                                          TERM OF                                            NUMBER OF
                                          OFFICE AND                                        FUNDS IN FUND
                           POSITION       LENGTH OF     PRINCIPAL OCCUPATION(S)               COMPLEX*           OTHER
NAME, ADDRESS AND          HELD WITH      TIME          DURING THE                          OVERSEEN BY       DIRECTORSHIPS
YEAR OF BIRTH              THE FUND       SERVED        PAST FIVE YEARS                       MANAGER        HELD BY MANAGER
Karen Bowen               Assistant       1 year term;  Operations Manager, Bank of America      N/A             N/A
(Born 1978)               Treasurer       Assistant     since June 2005; Senior
                                          Treasurer     Fund Accountant, Wyper Capital
                                          since 2005    Management, LLC (hedge fund) from
                                                        June  2004 to June  2005;
                                                        Auditor,
                                                        PricewaterhouseCoopers
                                                        from January 2000 to June
                                                        2004.

Maura McCarthy            Assistant       1 year term;  Vice President, Administration and       N/A             N/A
(Born 1969)               Treasurer       Assistant     Operations, Alternative Investment
                                          Treasurer     Group, Bank of America since March
                                          since 2005    2005; Assistant Treasurer, GAM USA
                                                        Inc., 2000 to 2005; Assistant
                                                        Treasurer, GAM Funds, Inc., GAM
                                                        Avalon Lancelot LLC and GAM Avalon
                                                        Galahad LLC 2004 to 2005.

Lisa Togneri              Assistant       1 year term;  Director, Client Service and Sales       N/A             N/A
(Born 1976)               Treasurer       Assistant     Support, Alternative Investment
                                          Treasurer     Group, Bank of America since August
                                          since 2004    2003; formerly, Audit and Advisory
                                                        Services,   Deloitte  and
                                                        Touche  (accounting firm)
                                                        January  2002  to  August
                                                        2003; Accounting Manager,
                                                        International   Financial
                                                        Services, January 2001 to
                                                        January 2002.


COMMITTEES OF THE BOARD

         The Board has two committees, an Audit Committee and a Nominating Committee.

         AUDIT COMMITTEE

         The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent accountants and the Board. The Audit Committee currently consists of Thomas W. Brock, Alan Brott and Thomas G. Yellin. Alan Brott serves as the Chairman of the Audit Committee. The Audit Committee met four times during the last fiscal year ending March 31, 2006.

         NOMINATING COMMITTEE

         The Board has also formed a Nominating Committee. The duties and functions of the Nominating Committee include reviewing candidates for and making nominations of Independent Managers to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Managers, reviewing the membership of each committee established by the Board, and reviewing and making recommendations to the Board regarding the compensation of Independent Managers. The Nominating Committee does not have a policy with regard to the consideration of any Manager candidates recommended by Investors, as the Fund does not hold annual meetings to elect Managers. The Nominating Committee currently consists of Thomas W. Brock, Alan Brott and Thomas G. Yellin. The Nominating Committee met once during the last fiscal year ending March 31, 2006.

MANAGER OWNERSHIP OF SECURITIES

         The dollar range of equity securities held by each Manager as of March 31, 2006 is set below:

                              DOLLAR RANGE            AGGREGATE DOLLAR RANGE
                               OF EQUITY           OF EQUITY SECURITIES IN ALL
                               SECURITIES        REGISTERED INVESTMENT COMPANIES
                                   IN             OVERSEEN BY MANAGER IN FAMILY
      NAME OF MANAGER        THE REGISTRANT         OF INVESTMENT COMPANIES
      ---------------        --------------      -------------------------------

Thomas W. Brock                     $0                          $0
Alan Brott                          $0                          $0
Thomas G. Yellin                    $0                          $0

         None of the Independent Managers or their immediate family members own any securities of the Adviser or Columbia Management Distributors, Inc., the Fund's Distributor (the "Distributor"), or any entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies) as of March 31, 2006.

MANAGER COMPENSATION

         The Fund pays no compensation to any of its officers or to any Manager who is not an Independent Manager. The Fund pays each Independent Manager a fee of $1,000 per Board or Committee meeting, plus an annual retainer of $6,000. This fee is paid by the Fund to an Independent Manager for attending a Committee meeting only if that meeting was held on a day on which there was not also a meeting of the Board. In addition, the Fund reimburses each of the Managers for reasonable travel and other expenses incurred in connection with attendance at such meetings. The Managers do not receive any pension or retirement benefits from the Fund.

         The following table summarizes compensation paid to the Independent Managers of the Fund for the fiscal year ending March 31, 2006.

                                                      TOTAL COMPENSATION FROM
                                                          FUND AND FUND
                               AGGREGATE                     COMPLEX*
      MANAGER           COMPENSATION FROM FUND           PAID TO MANAGER
      -------           ----------------------           ---------------

Thomas W. Brock                $10,000                       $45,902

Alan Brott                     $10,000                       $23,500
Thomas G. Yellin               $10,000                       $23,500


* The "Fund Complex" consists of all registered investment companies advised by the Adviser and its affiliates or that hold themselves out to investors as companies related to the Fund for purposes of investment or investor services. Each Manager currently serves as a Director of Columbia Management Multi-Strategy Hedge Fund, LLC, a closed-end fund managed by the Adviser; in addition, Mr. Brock serves as a Trustee of Liberty All-Star Equity Fund and as a Director of Liberty All-Star Growth Fund, Inc., two closed-end funds managed by the Adviser.

--------------------------------------------------------------------------------
                          INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

         The authority of the Adviser to serve or act as investment adviser and be responsible for the day-to-day management of the Fund, and payment of the Management Fee to the Adviser, is set forth in an agreement between the Fund and BAIA (the "Investment Advisory Agreement"). The Investment Advisory Agreement and the authority of the Adviser to act as investment adviser and manage the affairs of the Fund will terminate under the following circumstances:


     1. if revoked by (A) the vote of a majority of the outstanding Interests of the Fund (as defined in the 1940 Act) or (B) the Board, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Adviser;

     2. at the election of the Adviser, with 60 days' prior written notice to the Board;

     3. if, before October 31, 2006, the continuation of such agreement and authority shall not have been approved by (A) the vote of a majority of the outstanding Interests of the Fund (as defined in the 1940 Act) or
         (B) the Board and, in either case, by a majority of the Independent Managers by vote cast at a meeting called for such purpose; or

     4. to the extent required by the 1940 Act, upon the occurrence of any event constituting an "assignment" of the Investment Advisory Agreement within the meaning of the 1940 Act.

         At the request of the Fund, the Adviser will remain as the investment adviser of the Fund for a period of six months if the Fund has terminated the authority of the Adviser to act as investment adviser and manage its affairs, unless a successor adviser to the Adviser is earlier approved by the Fund.

         The Adviser, subject to the supervision and control of the Board, (i) regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develops, implements and supervises continuously the investment program of the Fund and the composition of its portfolio and determines what securities shall be purchased and sold by the Fund; (iii) arranges for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) takes such further actions with respect to the foregoing as the Adviser deems necessary or advisable. In performing its duties, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors as may be required to comply with applicable provisions of the 1940 Act. The Adviser and/or its affiliates and their respective employees may, but are not required to, hold Interests in the Fund.

         The offices of the Adviser are located at 100 Federal Street, Boston, Massachusetts 02110.

         The Investment Advisory Agreement is dated as of June 13, 2005. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Board including the Managers who are not parties to the Investment Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on March 28, 2005. At a shareholder meeting held on June 13, 2005, shareholders approved the Investment Advisory Agreement with BAIA and BAIA then became the investment adviser. An amendment to the Investment Advisory Agreement, effective December 1, 2005, was approved by the unanimous vote, cast in person, of the Board including the Managers who are not parties to the Investment Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on November 14, 2005. A discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Investment Advisory Agreement and the amendement to it may be found in the Fund's Annual Report for the fiscal year ended March 31, 2006.

         The Investment Advisory Agreement continues in effect through October 31, 2006 and shall continue in effect thereafter, provided that such continuance is specifically approved before then and thereafter at least annually by the Fund's Board or by a majority vote of the holders of the outstanding Interests of the Fund, as defined by the 1940 Act and, in either case, by a majority of the Independent Managers, at a meeting in person called for the purpose of voting on such matter.

         Prior to June 13, 2005, Banc of America Capital Management, LLC ("BACAP") (now known as Columbia Management Advisors, LLC) served as the Fund's investment adviser. BAIA and BACAP are both indirect wholly-owned subsidiaries of Bank of America Corporation.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of 1.25% of the aggregate value of outstanding Interests, determined no less frequently than quarterly (before any repurchases of Interests). Additionally, prior to December 1, 2005 the Adviser was also entitled to receive a performance-based allocation of 10% of the net profits if the Investor had earned an annualized return greater than 6%, if any, that otherwise would have been credited to the capital account of each Investor (the "Incentive Allocation"). The following table shows the fees paid by the Fund to BACAP, for periods prior to June 13, 2005, and to BAIA, for periods thereafter, in management fees and Incentive Allocations for the periods indicated. Since BAIA is entitled to the same remuneration under its Advisory Agreement, BAIA would have received the same amounts if BAIA had been the Fund's investment adviser for those periods. On December 1, 2005, the Advisory Agreement and LLC Agreement were amended to eliminate BAIA's right to future Incentive Allocations.

                                        Management Fees and Incentive Allocation
                                        ----------------------------------------

Fiscal year ended March 31, 2005                       $948,334

Fiscal year ended March 31, 2006                       $906,811


INFORMATION REGARDING PORTFOLIO MANAGERS

         OTHER ACCOUNTS

         The Fund's portfolio management decisions are made by an investment committee. The investment committee members are Lawrence Morgenthal, Allen Cheng, Jim Bowden, Reed Murphy, William Martin, Joseph Quinlan, Alison Ballard and David Hohmann. The table below provides information regarding the other accounts managed by the investment committee members, as of March 31, 2006, as part of the committee or otherwise, except with respect to Mr. Quinlan, Ms. Ballard and Mr. Hohmann, who joined the Investment Committee in May 2006, and Ms. Quinn, who joined the Investment Committee in June 2006, whose information is as of June 30, 2006:

                                                                   NUMBER OF ACCOUNTS      ASSETS MANAGED FOR
                                                                   MANAGED FOR WHICH           FOR WHICH
                          NUMBER OF                                 ADVISORY FEE IS          ADVISORY FEE IS
   TYPE OF ACCOUNT     ACCOUNTS MANAGED  TOTAL ASSETS MANAGED      PERFORMANCE-BASED        PERFORMANCE-BASED
------------------------------------------------------------------------------------------------------------------
LAWRENCE MORGENTHAL

Registered Investment        1              $75,256,923                     0                       N/A
Companies

Other pooled                17             $2,471,962,893                  14                 $2,155,827,623
investment vehicles


Other accounts               0                  N/A                         0                       N/A

ALLEN CHENG

Registered Investment        1              $75,256,923                     0                       N/A
Companies

Other pooled                17             $2,471,962,893                  14                 $2,155,827,623
investment vehicles

Other accounts               0                  N/A                         0                       N/A
JIM BOWDEN

Registered Investment        1              $75,256,923                     0                       N/A
Companies

Other pooled                17             $2,471,962,893                  14                 $2,155,827,623
investment vehicles

Other accounts               0                  N/A                         0                       N/A

REED MURPHY

Registered Investment        1              $75,256,923                     0                       N/A
Companies

Other pooled                17             $2,471,962,893                  14                 $2,155,827,623
investment vehicles

Other accounts               0                  N/A                         0                       N/A

WILLIAM MARTIN

Registered Investment        1              $75,256,923                     0                       N/A
Companies

Other pooled                17             $2,471,962,893                  14                 $2,155,827,623
investment vehicles

Other accounts               0                  N/A                         0                       N/A

JOSEPH P. QUINLAN


Registered Investment        1              $82,061,911                     0                       N/A
Companies

Other pooled                17             $2,556,212,899                  14                 $2,232,319,747
investment vehicles

Other accounts               0                  N/A                         0                       N/A

ALISON BALLARD

Registered Investment        1              $82,061,911                     0                       N/A
Companies

Other pooled                17             $2,556,212,899                  14                 $2,232,319,747
investment vehicles

Other accounts               0                  N/A                         0                       N/A


DAVID HOHMANN

Registered Investment        1              $82,061,911                     0                       N/A
Companies

Other pooled                17             $2,556,212,899                  14                 $2,232,319,747
investment vehicles

Other accounts               0                  N/A                         0                       N/A


NICHOLE QUINN

Registered Investment        1              $81,093,740                     0                       N/A
Companies

Other pooled                17             $2,549,631,475                  14                 $2,225,738,323
investment vehicles

Other accounts               0                  N/A                         0                       N/A

         BAIA and its affiliates and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund, (collectively, for the purposes of this section "BAIA Affiliates"), are engaged in business unrelated to the Fund.

         BAIA Affiliates are active participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund directly or
indirectly   invests.   As  such,  BAIA  Affiliates  are  actively   engaged  in
transactions in the same securities and other instruments in which the underlying funds selected by BAIA may invest. The proprietary activities or portfolio strategies of BAIA Affiliates and managers of underlying funds ("Fund Managers"), or the activities or strategies used for accounts managed by BAIA Affiliates or Fund Managers for other customer accounts, could conflict with the transactions and strategies employed by BAIA for the Fund or the Fund Managers for the underlying funds and could affect the prices and availability of the securities and instruments in which the Fund invests directly or indirectly through its investments in underlying funds. BAIA Affiliates' and the Fund Managers' trading activities are carried out without reference to positions held directly or indirectly by the Fund and may have an effect on the value of the positions so held or may result in their having an interest in an issuer that is adverse to that of the Fund. Neither BAIA Affiliates nor the Fund Managers are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, BAIA Affiliates and the Fund Managers may directly or indirectly compete with the Fund for appropriate investment opportunities.

         BAIA Affiliates may create, write or issue derivative instruments where the counterparty is an underlying fund in which the Fund has invested or the performance of which is based on the performance of the Fund. BAIA Affiliates may keep any profits, commissions and fees accruing to them in connection with their activities for themselves and other clients, and the fees or allocations from the Fund to BAIA Affiliates are not reduced thereby.

         Conflicts  also may  arise  because  the BAIA  Affiliates  and the Fund
Managers and their respective affiliates serve as investment managers to numerous other accounts, some of which may have investment programs similar to that Fund or the underlying funds, as the case may be. Although BAIA manages investments on behalf of a number of other investment funds and customer accounts, investment decisions and allocations are not necessarily made in parallel among the Fund's account and the other investment funds and customer accounts. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of other accounts managed by BAIA Affiliates. Nevertheless, the BAIA Affiliates at times, and from time to time, may elect to make, on behalf of other accounts that they manage, the same investments that the Fund makes; however, these investments may not be made in parallel and the size of these investments may not be based on the capital in each account. Rather, such investments may be allocated among accounts based on perception of the appropriate risk and reward ratio for each account, the liquidity of the account at the time of the investment and on an on-going basis, and the overall portfolio composition and performance of the account. Moreover, other accounts managed by BAIA Affiliates may make investments and utilize investment strategies that may not be made or utilized by the Fund. Accordingly, the other accounts managed by BAIA or BAIA affiliates may produce results that are materially different from those experienced by the Fund. There may be similar conflicts of interest between Fund Managers and underlying funds, which could indirectly disadvantage the Fund by virtue of its investments in underlying funds.

         BAIA Affiliates from time to time may invest proprietary or client capital with portfolio managers, including Fund Managers selected for the Fund, and may also invest in the same underlying funds that may be purchased for the Fund or in the Fund directly. BAIA Affiliates may have other business relationships with such Fund Managers and/or underlying funds, including without limitation prime brokerage relationships.

         BAIA provides investment management services to other clients, including other multi-manager funds and managed accounts that follow investment programs substantially similar to that of the Fund. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, BAIA is required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than it would ideally allocate if it did not provide investment management services to other clients. In addition, BAIA may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by BAIA or its affiliates have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. BAIA attempts to allocate limited investment opportunities among the Fund and its other client accounts in a manner it believes to be reasonable and equitable.

         Subject to applicable law, BAIA may allocate assets of the Fund to Fund Managers affiliated with it or with which BAIA Affiliates have a business relationship, but not on terms more favorable to such Fund Managers than could be obtained through arm's length negotiation. Such business relationships could include agreements pursuant to which a BAIA Affiliate provides services to a Fund Manager and is compensated by receiving a share of such Fund Manager's revenue, including revenue based on a percentage of the Fund Manager's assets under management. BAIA Affiliates may enter into placement agent agreements with a Fund Manager, pursuant to which such Fund Manager may compensate BAIA Affiliates for referring investors (other than the Fund) to the Fund Manager.

         The Fund Managers may manage other accounts and may have financial incentives to favor certain of such accounts over the Fund or the underlying funds. Any of their proprietary accounts and other customer accounts may compete with the Fund or the underlying funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund or the underlying Funds. The Fund Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

         If a Fund Manager seeks to purchase or sell the same financial instruments for an underlying fund and other accounts managed by such Fund Manager (including managed accounts of employees and other related accounts), it is authorized to bunch orders for the underlying fund with orders of other clients and to allocate the aggregate amount of the investment purchased or sold among such accounts. When executions occur at different prices during the day, a Fund Manager generally will give participating clients the average price in that security during the day. If the amount that a Fund Manager has been able to execute in the desired price range is not sufficient to fill all of its orders, the total amount executed will be allocated to its accounts in a manner determined in the discretion of such Fund Manager to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold by the Fund Manager on behalf of an underlying fund.

         The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

         o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

         o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

         o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

         o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

         Other present and future activities of BAIA Affiliates, the Fund Managers and/or their affiliates may give rise to additional conflicts of interest.

         Each committee member is a senior executive from business units within Bank of America's Global Wealth and Investment Management business. As such, the compensation packages for the members on the Fund's investment committee are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member's specific compensation with the Fund's investment performance.

         In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

         Each committee member's annual bonus and equity awards are discretionary awards distributed after measuring each member's contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Fund or any other portfolio relative to any benchmark, or to the size of the Fund. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

         There are no pre-set allocations regarding the split between salary and performance incentives resulting in the total compensation for the individual member.

         As of March 31, 2006, no investment committee member owned any Interests in the Fund.


--------------------------------------------------------------------------------
                     CODE OF ETHICS AND PROXY VOTING POLICY
--------------------------------------------------------------------------------

         The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined in the codes of ethics. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund or the Underlying Funds, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

         A copy of the code of ethics of the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Fund's code of ethics may also be obtained from the EDGAR Database on the SEC's website, http://www.sec.gov. A copy of the Fund's code of ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

         The Managers have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Managers have approved the proxy voting guidelines and proxy voting procedures of the Adviser. A summary of the Adviser's proxy voting policy and proxy voting guidelines are attached to this SAI as Appendix A. To obtain a copy of the Adviser's proxy voting policy, call
(888) 786-9977. Information about how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 786-9977 and (2) on the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------
                                   TAX ASPECTS
--------------------------------------------------------------------------------

         The following is a summary of certain aspects of the income taxation of the Fund and its investments that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

         This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of all of the various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of Interests.

         EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.


         IRS CIRCULAR 230 NOTICE. TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, YOU ARE HEREBY NOTIFIED THAT THE U.S. TAX ADVICE CONTAINED HEREIN
(I) IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE FUND AND THE ADVISER OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN, AND (II) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. TAX PENALTIES. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

TAX TREATMENT OF FUND INVESTMENTS

         IN GENERAL

         The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

         Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - "Section 988" Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

         The maximum ordinary income tax rate for individuals currently is 35% and, in general, the maximum individual income tax rate for long-term capital gains and "qualified dividend income" currently is 15% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase-out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

         The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold, through Underlying Funds, debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire, through Underlying Funds, debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Underlying Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund

Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

         CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES

         To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under
Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time interest, other receivables, expenses or other liabilities denominated in a foreign currency are accrued and the time such receivables or liabilities are collected or paid may be treated as ordinary income or ordinary loss.

         As indicated above, the Fund, through the Underlying Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts," below), will not be subject to ordinary income or loss treatment under Section 988. However, gain or loss realized with respect to currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts will be ordinary, unless (i) the contract is a capital asset and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

         SECTION 1256 CONTRACTS

         In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options


-------------------
(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations issued by the Treasury Department.

contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

         Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - "Section 988" Gains or Losses" above.) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

         MIXED STRADDLE ELECTION

         The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations issued by the Treasury Department, an Underlying Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that the Service will accept a mixed straddle account election by an Underlying Fund.

         SHORT SALES

         Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

         Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

         EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS

         The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

         MARK-TO-MARKET ELECTION

         If an Underlying Fund is a trader for Federal income tax purposes, the Underlying Fund may elect, pursuant to Section 475(f) of the Code, to "mark to market" its securities at the end of each taxable year. Pursuant to this election, the Underlying Fund's securities generally would be treated for Federal income tax purposes as though sold for fair market value on the last business day of its taxable year. This election would apply to all taxable years of the Underlying Fund unless revoked with the consent of the Service. If this election were made, the Underlying Fund's gains and losses (other than gains and losses with respect to certain Section 1256 contracts) generally would be considered ordinary income or loss, rather than capital gain or loss.

         LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES

         For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain or "qualified dividend income" is excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

         For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

         DEDUCTIBILITY  OF  FUND  INVESTMENT   EXPENDITURES  AND  CERTAIN  OTHER
         EXPENDITURES

         Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(2) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

         The Fund intends to take the position on its Federal income tax return that (i) a non-corporate Investor may deduct its share of the expenses of the Underlying Funds that are traders in securities without regard to these limitations on deductibility, and (ii) a non-corporate Investor's share of the expenses of the Underlying Funds that are investors in securities are subject to these limitations. The Fund also will be required to determine whether expenses it incurs directly (E.G., the Management Fee) are investment expenses subject to these limitations. Although the Fund intends to treat trade or business related expenses any performance-based allocations of Fund Managers as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such items as investment expenses that are subject to the limitations.

         The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, non-corporate Investors should consult their tax advisers with respect to the application of these limitations.


-----------------------
(2) Under legislation enacted in 2001, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

         No deduction is allowed for any placement fees paid by an Investor to acquire an Interest, and no deduction would be allowed for any Investor for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Investor's adjusted tax basis for its Interest.

         APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES

         The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

         "PHANTOM INCOME" FROM FUND INVESTMENTS

         Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "controlled foreign corporation" provisions), investments (if any) by an Underlying Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Underlying Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

         The Fund may invest in certain offshore funds that are "passive foreign investment companies" ("PFIC") as defined by Section 1297 of the Code. Under the PFIC rules, unless the Fund makes the election described below, any gain realized on the sale or other disposition of shares in a PFIC generally will be treated as ordinary income and subject to tax as if (i) the gain had been realized ratably over the Fund's holding period and (ii) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate and, in addition to the tax, an interest charge at the rate generally applicable to underpayments of tax will be imposed. The Fund may elect, provided the PFIC complies with certain reporting requirements, to have a PFIC in which the Fund invests treated as a "qualified electing fund," in which case the Fund would include annually in its gross income its pro rata share of the PFIC's ordinary income and net realized capital gains, whether or not such amounts are actually distributed to the Fund. Any net operating losses or net capital losses of the PFIC will not pass through to the Fund and will not offset any ordinary income or capital gains of the PFIC reportable to the Fund in subsequent years (although such losses would ultimately reduce the gain, or increase the loss, recognized by the Fund on its disposition of its shares in the PFIC). There can be no assurance that the Fund will be able to make a "qualified electing fund" election with respect to a PFIC in which it invests. Investors may be subject to service reporting requirements with respect to the Fund's investments in PFICs.

INFORMATION REPORTING AND RELATED MATTERS

         Solely as a result of their participation in the Fund, Investors may be required to file certain state tax returns and pay taxes in those states. (See "State and Local Taxation" below.)

         An Investor (and each employee, representative, or other agent of the Investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Fund and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure.

         TAX SHELTER REPORTING REQUIREMENTS

         Under recently issued Regulations, the activities of the Fund may include one or more "reportable transactions," requiring the Fund and, in certain circumstances, an Investor to file information returns as described below. In addition, the Adviser and other material advisors to the Fund may each be required to file information returns with the Service and to maintain for a specified period of time a list containing certain information regarding the "reportable transactions" and the Fund's investors, and the Service could inspect such lists upon request.

         A "reportable transaction" of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership's "loss transaction," and thus be required to report the transaction, if (i) the partner's allocable share of such a partnership's loss exceeds certain thresholds,(3) or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see "Currency Fluctuations - "Section 988" Gains or Losses" above).

         The Service has published guidance exempting many of the Fund's transactions from the reporting requirements, provided that the Fund has a "qualifying basis" in the assets underlying the transaction. Assets with a "qualifying basis" include, among others, certain assets purchased by the Fund for cash. However, even if the Fund has a "qualifying basis" in the asset generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code (E.G., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments, (iii) the disposition of an interest in a pass-through entity, and (iv) certain


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(3) For non-corporate members, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate members, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above.

foreign currency transactions which generate an ordinary loss (see "Currency Fluctuations - "Section 988" Gains or Losses" above).

         The  Regulations  require  the  Fund to  complete  and file  Form  8886
("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which the Fund participates in a "reportable transaction." Additionally, each Investor treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return. The Fund and any such Investor, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify the Investors that it believes (based on information available to the Fund) are required to report a transaction of the Fund, and intends to provide such Investors with any available information needed to complete and submit Form 8886 with respect to the Fund's transactions.

         Under the above rules, an Investor's recognition of a loss upon its disposition of an interest in the Fund could also constitute a "reportable transaction" for such Investor. Significant penalties may apply for failure to comply with these rules. Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

UNRELATED BUSINESS TAXABLE INCOME

         Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

         This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

         The Fund may, directly or indirectly through Underlying Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the

Fund and the Underlying Funds from time to time.(4) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

         To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor that is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

         In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(5) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations," below.)

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

         PRIVATE FOUNDATIONS

         Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances


----------------
(4) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(5) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

         In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

         With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

         In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

         A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

         QUALIFIED RETIREMENT PLANS

         Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations" below.)

         ENDOWMENT FUNDS

         Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

         In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

         State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the partnership's income from that business and may cause Investors to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

         NEW YORK

         The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.) New York State does not impose an unincorporated business tax. By reason of a similar "own account" exemption, it is also expected that a nonresident individual Investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

         Individual Investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws generally limit the deductibility of itemized deductions for individual taxpayers at certain income levels and interest expense to the extent the Fund's securities trading activity does not constitute a trade or business. These limitations would apply to an Investor's share of some or all of the Fund's expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

         For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(6) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

         Regulations under the New York State corporate franchise tax provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirement of Section 851(b)(2) of the Code. Such tax can apply, however, if the corporate Investor is otherwise deemed to be "doing business: in New York. New York State has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) or income and gains from futures, forwards and options with respect to such commodities, so long as the partnership is trading for its own account as described in Section 864(b)(2)(B)(ii) of the Code as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

         New York State generally requires certain entities taxable as partnerships to make quarterly estimates of tax payments on behalf of partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to certain Investors to the extent such income is not derived from trading in securities for the Fund's own account.

-------------------------
(6) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

         A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

         Each prospective Investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

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                              ERISA CONSIDERATIONS
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         Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, the risk and return factors of that investment, the ERISA Plan portfolio's composition with regard to diversification, the liquidity and cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider, given the size of the proposed investment, whether such an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for an ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser or any of the

Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

         A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

         Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, Managers, the Board or their affiliates ("ERISA Affiliates"). Each ERISA Affiliate may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which that fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with their own counsel to determine if an investment in the Fund is prohibited by ERISA or the Code. In this regard, fiduciaries of Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of all ERISA Affiliates, that the Benefit Plan fiduciaries are duly authorized to make this investment decision and that they have not relied on any advice or recommendation of any ERISA Affiliates, as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

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                                    BROKERAGE
--------------------------------------------------------------------------------

         In most instances, the Fund will invest directly in Underlying Funds. These investments are generally not subject to transaction expenses. Nonetheless, some of the Fund's portfolio transactions may be subject to expenses. The Adviser is responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In selecting brokers and dealers to execute transactions on behalf of the Fund, the Adviser generally seeks to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that the Adviser generally seeks reasonably competitive commission rates, the Adviser does not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

         Consistent with the principle of seeking best price and execution, the Adviser may place orders for the Fund with brokers that provide the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is necessarily used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Fund may effect portfolio brokerage transactions through affiliates of the Adviser. These transactions would be effected pursuant to procedures adopted by the Board pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

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                               VALUATION OF ASSETS
--------------------------------------------------------------------------------

         The Fund's policies and procedures for valuing its interests in Private Funds are described in the prospectus. Other Fund assets are valued as described below.

         Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last traded sale prices as reported on the principal exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their latest bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Board. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the Nasdaq Official Closing Price.

         Debt securities are valued in accordance with the procedures described above, which, with respect to such securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board and/or the Valuation Committee monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost.

         All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service, compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When, in the judgment of the Adviser or a subadviser of the Fund, such events materially affect the values of securities held by a Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Board.

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         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
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         Ropes & Gray LLP serves as legal counsel to the Fund. The offices of Ropes & Gray LLP are located at One International Place, Boston, Massachusetts 02110.

         PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the Fund. The offices of PricewaterhouseCoopers LLP are located at 300 Madison Avenue, New York, New York 10017.

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                                    CUSTODIAN
--------------------------------------------------------------------------------

         SEI Investments Global Funds Services (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456. Bank of New York will serve as sub-custodian of the Fund's assets. Bank of New York's principal business address is 101 Barclay Street, 21 W Floor, New York, New York 10286.

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                             PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

         To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of June 30, 2006:

NAME AND ADDRESS              VALUE OF INTERESTS OWNED      PERCENT OF INTERESTS
NB Funding Company, LLC              $18,297,768                22.93%
Guy Distefano Trust                  $ 6,535,138                 8.19%

         NB Funding Company, LLC ("NB Funding") is a subsidiary of Bank of America Corporation. NB Funding may withdraw all or any portion of its Interest at any time and from time to time in accordance with the terms of any tender offer. The withdrawal by NB Funding of a substantial portion of its investment could have a material adverse effect on the investment program of the Fund and increase other Investor's expenses.

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                            SUMMARY OF LLC AGREEMENT
--------------------------------------------------------------------------------

         The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the prospectus.

LIABILITY OF INVESTORS

         Investors in the Fund are members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an

Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement and to repay any funds wrongfully distributed to the Investor. An Investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Investor ceases to be an Investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Investor's Interest and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

         The LLC Agreement provides that no Manager, Adviser or their affiliates shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal, state or local income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

         By purchasing an Interest and by signing the LLC Agreement (which each Investor will do by virtue of signing the Investor certification form attached to the prospectus as Appendix A), each Investor will appoint the Adviser and each of the Managers his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

         The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Investor's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

TERM, DISSOLUTION AND LIQUIDATION

         The Fund will be dissolved:

             o upon the affirmative vote to dissolve the Fund by (1) the Board or (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

             o upon the expiration of any two-year period that commences on the date on which any Investor has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Investor's Interest;

             o upon the failure of Investors to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

             o    as required by operation of law.

         Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts."

         Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next, to satisfy debts, liabilities and obligations owing to the Investors, and
(3) finally, to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

VOTING

         Each Investor has the right to cast a number of votes equal to the value of the Investor's Capital Account at a meeting of Investors called by the Board or by Investors holding 25% or more of the total number of votes eligible to be cast. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's accountants, and on certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

REPORTS TO INVESTORS

         The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

         The Fund's fiscal year ends on March 31.

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                       FUND ADVERTISING AND SALES MATERIAL
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         Advertisements and sales literature relating to the Fund and reports to Investors may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an Investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns are reported on a net basis, after all fees, expenses and the Incentive Allocation (for periods during which the Adviser was entitled to receive an Incentive Allocation). Other methods may also be used to portray the Fund's investment performance.



         THE FUND'S INVESTMENT PERFORMANCE WILL VARY FROM TIME TO TIME, AND PAST RESULTS ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS.

         Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the Standard & Poor's Composite Index of 500 Stocks and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for Investors to consider in determining whether to invest in the Fund.

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                              FINANCIAL STATEMENTS
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         Financial statements are incorporated by reference to the Fund's annual report for the fiscal year ended March 31, 2006 previously filed on Form N-CSR (Reg. No. 811-21252) on June 9, 2006. The financial information of the Fund incorporated by reference in the Prospectus under the caption "Financial Highlights" and the financial statements that are included in this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP given upon their authority as experts in auditing and accounting.

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                                   APPENDIX A
           SUMMARY OF PROXY VOTING POLICY AND PROXY VOTING GUIDELINES
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THE FOLLOWING IS A SUMMARY OF BAIA'S PROXY VOTING POLICY (THE "POLICY") AND PROXY VOTING GUIDELINES (THE "VOTING GUIDELINES").

         Banc of America Investment Advisors, Inc. ("BAIA") generally will vote all proxies of which it becomes aware, subject to certain exceptions as noted below.

         BAIA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, Alternative Investment Group ("AI Group") is the platform through which BAIA provides advisory services relating to Alternative Investments. In rare cases, BAIA is requested to vote on matters relating to investments in operating companies.

         The voting rights of Alternative Investments generally are rights of contract set forth in the Limited Liability Company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

PROCESS

            AI Group will vote all Alternative Investment proxies and consents in accordance with the Policy. The AI Group Investment Committee, which votes AI Group proxies, consists of AI Group senior management, investment and operations professionals.

STANDARD FOR VOTING PROXIES

         When BAIA votes proxies, it does so in a manner considered by BAIA to be in the best interest of its clients without regard to any resulting benefit or detriment to BAIA or its affiliates. The "best interest" of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as BAIA determines in its sole and absolute discretion.

CONFLICTS

            From time to time, proxy-voting proposals may create or give rise to an actual or apparent conflict of interest between the interests of BAIA's clients and the interests of BAIA, its employees, ultimate parent company and/or many affiliates. BAIA and it's parent have adopted various policies and procedures designed to address any material conflicts of interest that may arise. Material conflicts are discussed and resolved by the AI Group's Investment Committee. The discussion and resolution may be in consultation with Compliance Risk Management personnel.


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